UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Kindred Biosciences, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐    No fee required.
☒    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
Common Stock, par value $0.0001 per share, of Kindred Biosciences, Inc. (the “common stock”)

(2)    Aggregate number of securities to which transaction applies:
50,582,812 shares of common stock as of July 6, 2021, which consist of: (1) 45,439,229 shares of common stock issued and outstanding; (2) 388,153 shares of common stock underlying restricted stock unit awards outstanding; and (3) 4,755,430 shares of common stock issuable upon the exercise of stock options with an exercise price below $9.25 per share.

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for the purpose of calculating the filing fee, the maximum aggregate value was determined based upon the sum of: (1) 45,439,229 shares of common stock multiplied by $9.25 per share; (2) 388,153 shares of common stock underlying restricted stock unit awards multiplied by $9.25 per share; and (3) 4,755,430 shares of common stock underlying options with an exercise price per share below $9.25 multiplied by $4.13 per share (the difference between $9.25 and the weighted average exercise price of such options of $5.12 per share). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001091.

(4)    Proposed maximum aggregate value of transaction:
$443,543,209.40

(5)    Total fee paid:
$48,390.56

 ☐    Fee paid previously with preliminary materials.
 ☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

 PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JULY 9, 2021
Dear Stockholders,
You are cordially invited to attend a special meeting of stockholders (the “special meeting”) of Kindred Biosciences, Inc. (“KindredBio” or the “Company”). The special meeting will be held on    , 2021 at    , Pacific Time at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010. The special meeting will begin promptly at    , Pacific Time.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated June 15, 2021 (as it may be amended from time to time in accordance with its terms, the “merger agreement”), by and among KindredBio, Elanco Animal Health Incorporated (“Elanco”) and Knight Merger Sub, Inc. (“Merger Sub”). The merger agreement provides for, among other things, the merger of Merger Sub (a wholly owned subsidiary of Elanco) with and into KindredBio (the “merger”), with KindredBio continuing as the surviving corporation following the merger. At the special meeting, you will also be asked to consider and vote on (1) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise related to the merger; and (2) a proposal for the adjournment of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If the merger is completed, you will be entitled to receive $9.25 in cash, without interest and less any taxes required to be withheld in respect thereof, for each share of KindredBio common stock that you own immediately prior to the effective time of the merger (unless you have properly exercised your appraisal rights). The merger consideration represents a premium of approximately (i) 46% to the closing price of our common stock of $6.34 on June 15, 2021, (ii) 52% to the 30 trading day volume-weighted average price of our common stock for the period ended June 15, 2021 and (iii) a 33% premium to the 52-week high price of our common stock for the period ended June 15, 2021.
KindredBio’s board of directors, after considering the factors more fully described in the enclosed proxy statement, unanimously by those present: (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, KindredBio and its stockholders; and (ii) declared it advisable to enter into the merger agreement.
KindredBio’s board of directors recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise relates to the merger; and (3) “FOR” the adjournment of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
The enclosed proxy statement provides detailed information about KindredBio, the special meeting, the merger agreement and the merger, and the other proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement.
The proxy statement also describes the actions and determinations of KindredBio’s board of directors in connection with its evaluation of the merger agreement and the merger. We urge you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the Internet or by telephone (using the instructions found on the proxy card). Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
Your vote is very important, regardless of the number of shares that you own. Completion of the merger requires approval of the merger proposal by the affirmative vote of stockholders holding at least a majority of the outstanding shares of KindredBio common stock entitled to vote on the proposal as of the close of business on the record date for the special meeting. In addition, the approval of the merger-related compensation proposal and the approval of the adjournment proposal each requires the affirmative vote of a majority of the votes cast on each such proposal at the special meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Tel: 212-929-5500 (Call Collect)
Call Toll Free (800) 322-2885
Email: proxy@mackenziepartners.com

I want to thank our employees, partners and stockholders for their continued support.
Sincerely,
Richard Chin, M.D.
Chief Executive Officer and Director
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger, passed upon the merits or fairness of the merger agreement or the transactions contemplated thereby, including the proposed merger, or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated    , 2021, and, together with the enclosed form of proxy card, is first being mailed to KindredBio stockholders on or about    , 2021.

 1555 BAYSHORE HIGHWAY, SUITE 200
BURLINGAME, CALIFORNIA 94010
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On    , 2021
Dear Stockholder:
Notice is given that a special meeting of stockholders, which we refer to as the “special meeting,” of Kindred Biosciences, Inc., a Delaware corporation (“KindredBio” or the “Company”), will be held on    , 2021, at    , Pacific Time, at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010, for the following purposes:
1.    To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated June 15, 2021, by and among KindredBio, Elanco Animal Health Incorporated (“Elanco”) and Knight Merger Sub, Inc. (as it may be amended from time to time in accordance with its terms, the “merger agreement”);
2.    To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise relates to the merger of Knight Merger Sub, Inc., a wholly owned subsidiary of Elanco, with and into KindredBio pursuant to the merger agreement (the “merger”); and
3.    To consider and vote on any proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
These items of business are more fully described in the proxy statement accompanying this notice.
The special meeting will begin promptly at    , Pacific Time.
Only stockholders as of the close of business on    , 2021 are entitled to notice of, and to vote at, the special meeting.
KindredBio’s board of directors recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise related to the merger; and (3) “FOR” the adjournment of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
KindredBio stockholders who do not vote in favor of the proposal to adopt the merger agreement, or consent thereto in writing, will have the right to seek appraisal of the “fair value” of their shares of KindredBio common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value”) in lieu of receiving the merger consideration if the merger is completed, as determined in accordance with Section 262 of the Delaware General Corporation Law (which is referred to as the “DGCL”). To do so, a KindredBio stockholder must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and must meet certain other conditions. Section 262 of the DGCL is reproduced in its entirety in Annex B to the accompanying proxy statement and is incorporated in this notice by reference.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the

Internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
Your vote is very important, regardless of the number of shares that you own. Completion of the merger requires approval of the merger proposal by the affirmative vote of stockholders holding at least a majority of the outstanding shares of KindredBio common stock entitled to vote on the proposal as of the close of business on the record date for the special meeting. In addition, the approval of the merger-related compensation proposal and the approval of the adjournment proposal each requires the affirmative vote of a majority of the votes cast on each such proposal at the special meeting.

By Order of the Board of Directors
Richard Chin, M.D.
Chief Executive Officer and Director
Burlingame, California
   , 2021

IMPORTANT INFORMATION
Even if you plan to attend the special meeting, we encourage you to submit your proxy as promptly as possible: (i) over the Internet; (ii) by telephone; or (iii) by signing, dating and returning the enclosed proxy card (a prepaid reply envelope is provided for your convenience). You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares in order to vote at the special meeting.
We urge you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares of KindredBio common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Tel: 212-929-5500 (Call Collect)
Call Toll Free (800) 322-2885
Email: proxy@mackenziepartners.com

i

ii

iii

SUMMARY
This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the merger and the other matters being considered at the special meeting of KindredBio’s stockholders to be held on    , 2021 (the “special meeting”). We urge you to read carefully the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on KindredBio included in documents incorporated by reference into this proxy statement, see the section entitled “Where You Can Find More Information” beginning on page 83. We have included page references in this summary to direct you to a more detailed description of the topics presented below. This proxy statement is dated    , 2021 and is first being mailed to stockholders of record on or about    , 2021.
As used in this proxy statement, all references to “we,” “us,” “our,” “KindredBio” and the “Company” refer to Kindred Biosciences, Inc. and its subsidiaries; all references to “Elanco” refer to Elanco Animal Health Incorporated; all references to “Merger Sub” refer to Knight Merger Sub, Inc., a wholly owned subsidiary of Elanco formed solely for the purposes of entering into the merger agreement and engaging in the transactions contemplated by the merger agreement; all references to the “merger” refer to the merger of Merger Sub with and into KindredBio, with KindredBio surviving as a wholly owned subsidiary of Elanco; unless otherwise indicated or as the context otherwise requires, all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of June 15, 2021, by and among KindredBio, Elanco and Merger Sub (as it may be amended from time to time, including by the First Amendment, dated June 30, 2021, thereto), a copy of each of which is included as Annex A to this proxy statement and incorporated by reference herein; all references to “support agreements” refer to the Support Agreements, dated as of June 15, 2021, by and among Elanco, Merger Sub and the other parties thereto, a copy of the form of which is included as Annex C to this proxy statement and incorporated by reference herein. KindredBio, following the completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.
Parties to the Merger (page 20)
Kindred Biosciences, Inc.
We are a biopharmaceutical company developing innovative biologics focused on saving and improving the lives of pets. Our mission is to bring to pets the same kinds of safe and effective medicines that our human family members enjoy. Our core strategy is to identify targets that have already demonstrated safety and efficacy in humans and to develop therapeutics based on these validated targets for dogs and cats. We believe that this approach will lead to shorter development times and higher approval rates than pursuing new, non-validated targets. Our current portfolio includes over 20 product candidates in development, predominantly biologics. We also have biologics manufacturing capabilities and a broad intellectual property portfolio.
We were incorporated on September 25, 2012. Our principal executive offices are located at 1555 Bayshore Highway, Suite 200, Burlingame, California 94010, and our telephone number is (650) 701-7901. Our website address is www.kindredbio.com. The information contained on, or accessible through, our website is not incorporated by reference into this proxy statement, and you should not consider it to be a part of this proxy statement. Our website address is included as an inactive textual reference only. Shares of our common stock are listed on The Nasdaq Capital Market under the symbol “KIN”. For additional information about us and our business, please refer to “Where You Can Find More Information” on page 83 of this proxy statement.
Elanco Animal Health Incorporated
Founded in 1954 as part of Eli Lilly and Company, Elanco is a premier animal health company that innovates, develops, manufactures and markets products for pets and farm animals. Headquartered in Greenfield, Indiana, Elanco is one of the largest animal health companies in the world, with pro forma combined revenue of Elanco and Bayer Animal Health of approximately $4.4 billion for the year ended December 31, 2020. Excluding Bayer Animal Health, globally, Elanco is #1 in medicinal feed additives, #2 in poultry, and #3 in other pharmaceuticals, which are mainly pet health therapeutics, measured by 2019 revenue, according to Vetnosis. Elanco has one of the broadest portfolios of pet parasiticides in the pet health sector and offers a diverse portfolio of approximately 190 brands that make it a trusted partner to veterinarians and farm animal producers in more than 90 countries.
Elanco’s principal executive offices are located at 2500 Innovation Way, Greenfield, Indiana 46140 and its telephone number is (877) 352-6261.
Knight Merger Sub, Inc.
Merger Sub is a Delaware corporation and wholly owned subsidiary of Elanco formed solely for the purposes of entering into the merger agreement and engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business to date except for activities incidental to its incorporation and activities undertaken in connection with the merger. Upon completion of the merger, Merger Sub will merge with and into KindredBio and will cease to exist.
The Special Meeting (page 22)
The special meeting of our stockholders will be held on     , 2021 at    , Pacific Time at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010. Holders of record of KindredBio common stock at the close of business on    , 2021, the record date for the special meeting, will be able to vote at the special meeting.
The Proposals (page 22)
At the special meeting, you will be asked to consider and vote on:
•a proposal to adopt the merger agreement (the “merger proposal”);
•a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (the “merger-related compensation proposal”); and
•a proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement (the “adjournment proposal”).
We do not expect that any matters other than the proposals set forth above will be brought before the special meeting, and only matters specified in the notice of the meeting may be acted upon at the special meeting.
Recommendations of Our Board (page 22)
Our board of directors (our “Board”) has determined, unanimously by those present, that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, KindredBio and its stockholders and declared it advisable to enter into the merger agreement. Accordingly, our Board recommends that you vote “FOR” the merger proposal. In addition, our Board recommends that you vote “FOR” the merger-related compensation proposal and that you vote “FOR” the adjournment proposal.
For more information concerning the recommendation of our Board with respect to the merger and the merger agreement, see “Proposal 1: Proposal to Adopt the Merger Agreement—Recommendations of Our Board and Reasons for the Merger” beginning on page 33.
Record Date, Notice and Quorum (page 22)
All holders of record of our common stock as of the close of business on    , 2021, the record date for the special meeting, are entitled to receive notice of and attend the special meeting or any postponement or adjournment of the special meeting. Each stockholder will be entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the close of business on the record date. As of the close of business on the record date, there were      shares of KindredBio common stock outstanding and entitled to vote at the special meeting.
A quorum will be present if stockholders holding at least a majority of the outstanding shares of KindredBio common stock entitled to vote are present at the meeting or represented by proxy. A quorum is necessary to transact business at the special meeting. Your shares of KindredBio common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), if you vote at the meeting or you attend the special meeting but abstain from voting. Broker non-votes will not be counted toward the quorum requirement.
Required Vote (page 22)
Completion of the merger requires approval of the merger proposal by the affirmative vote of stockholders holding at least a majority of the outstanding shares of KindredBio common stock entitled to vote on the proposal as of the close of business on the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our stockholders are entitled to cast rather than on the number of votes actually cast, if you fail to authorize a proxy or vote at the meeting (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as votes cast “AGAINST” the merger proposal.
In addition, the approval of the merger-related compensation proposal and the approval of the adjournment proposal each requires the affirmative vote of a majority of the votes cast on each such proposal at the special meeting. In addition, our bylaws permit the chairman of the special meeting, acting in his or her own discretion and without any action by our stockholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting. Approvals of the merger-related compensation proposal and the adjournment proposal are not conditions to completion of the merger.
Abstentions and Broker Non-Votes (page 23)
Abstentions will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum. Abstentions will have the same effect as votes cast “AGAINST” the merger proposal but will have no effect on the other proposals. Broker non-votes will not be treated as present at the special meeting for purposes of determining the presence or absence of a quorum, so failure to provide instructions to your broker or other nominee on how to vote will result in your shares not being counted as present at the meeting. However, broker non-votes will have the same effect as votes cast “AGAINST” the merger proposal. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. The proposals to be considered and voted upon at the special meeting are regarded as non-routine matters, and your broker or other nominee may not vote on these proposals without instructions from you.
Votes by Our Directors and Executive Officers (page 23)
As of the record date, our directors and executive officers collectively held in the aggregate approximately   shares of common stock, or approximately   percent of the outstanding shares of common stock as such time.
Under the support agreements, our directors and executive officers have agreed to vote or cause to be voted all of the outstanding shares of common stock beneficially owned by them in favor of the proposals submitted to our stockholders at the special meeting.
Proxies; Revocation (page 23)
Any of our stockholders of record entitled to vote may authorize a proxy by returning the enclosed proxy card or authorizing their proxy or voting instructions by telephone or through the Internet. If the shares of our common stock that you own are held in “street name” by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.
Any proxy given by our stockholders may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card relating to the same shares of our common stock, by authorizing your proxy by telephone or through the Internet at a later date than your previously authorized proxy by telephone or through the Internet in accordance with the instructions on the proxy card at any time before your proxy is exercised at the special meeting stating that the proxy is revoked, provided such written notice is received before your proxy is exercised at the special meeting, by your filing a written revocation of your proxy bearing a date later than the date of the proxy with our Secretary or by attending the special meeting and voting in-person. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank. If you are a KindredBio stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m., Eastern Time, on    , 2021 in order for your shares to be voted at the special meeting.
The Merger (page 25)
Pursuant to the terms of the merger agreement, at the effective time of the merger, (i) Merger Sub will be merged with and into the Company, (ii) the separate existence of Merger Sub will cease and (iii) KindredBio will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Elanco. Under the terms of the merger agreement, at the effective time of the merger, each share of our common stock that is outstanding immediately prior to the effective time of the merger (other than shares of common stock (i) held by the Company as treasury stock, (ii) owned by Elanco or Merger Sub, (iii) owned by any direct or indirect wholly owned subsidiary of Elanco or (iv) held by stockholders who have neither voted in favor of the merger proposal nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of common stock in accordance with Section 262 of the DGCL as described further under “Proposal 1: Proposal to Adopt the Merger Agreement—Appraisal Rights” beginning on page 49 of this proxy statement will be cancelled and automatically converted into the right to receive cash in the amount equal to $9.25 per share, without interest and less any withholding taxes required to be withheld in respect thereof (the “merger consideration”).
Opinion of KindredBio’s Financial Advisor (page 36)
KindredBio engaged Barclays Capital Inc. (“Barclays”) to act as its financial advisor with respect to the merger. On June 15, 2021, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to our Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be offered to the KindredBio stockholders in the merger (other than Elanco and its affiliates) is fair, from a financial point of view, to such stockholders.
The full text of Barclays’ written opinion, dated as of June 15, 2021, is attached as Annex D to this proxy statement and is incorporated herein by reference. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. Barclays provided its written opinion, which was addressed to our Board, for the information and assistance of our Board in connection with its consideration of the merger agreement. Barclays’ written opinion is not intended to be and does not constitute a recommendation to any KindredBio stockholder as to how such stockholder should vote with respect to the merger or any other matter.
For a further discussion of Barclays’ opinion, see the section entitled “Proposal 1: Proposal to Adopt the Merger Agreement—Opinion of KindredBio’s Financial Advisor”, which provides a summary of Barclays’ written opinion and the methodology that Barclays used to render its opinion that is qualified in its entirety by reference to the full text of the written opinion attached as Annex D to this proxy statement.
Financing (page 42)
The merger is not subject to a financing condition. Elanco and Merger Sub have represented in the merger agreement that Elanco and Merger Sub have available to them as of the date of the merger agreement, and will have available to them at the closing of the merger, all funds necessary to satisfy all of their obligations under the merger agreement, including to pay the aggregate merger consideration and all other amounts payable by them under the merger agreement.
Treatment of Equity Awards in the Merger (page 42)
Pursuant to the terms of the merger agreement, at the effective time of the merger,
•each share of our common stock subject to vesting, repurchase or other lapse restriction (“KindredBio Restricted Stock”) that is outstanding immediately prior to the effective time will fully vest (to the extent such

KindredBio Restricted Stock would not otherwise vest) and be cancelled and converted automatically into the right to receive the merger consideration;
•each option to purchase shares of our common stock (other than rights to purchase shares of our common stock under the KindredBio employee stock purchase plan (the “ESPP”)), whether vested or unvested and whether subject to time-based or performance-based vesting, that is outstanding immediately prior to the effective time (each, a “KindredBio Option”), will become fully vested (to the extent unvested or to the extent such KindredBio Option would not otherwise vest) and be automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the excess, if any, of the merger consideration over the exercise price per share of such KindredBio Option and (b) the total number of shares subject to such KindredBio Option; and
•each award of restricted stock units denominated in shares of our common stock, whether subject to time-based or performance-based vesting, that is outstanding immediately prior to the effective time (each, a “KindredBio RSU”) will become fully vested (to the extent unvested or to the extent such KindredBio RSU would not otherwise vest), and be automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the total number of shares of our common stock subject to such KindredBio RSU and (b) the merger consideration.
Any KindredBio Option with a per share exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
In the case of any KindredBio Options or KindredBio RSUs that are subject to performance periods that are ongoing as of the effective time, performance conditions shall be deemed satisfied (to the extent such performance conditions would not otherwise be deemed satisfied) at the greater of target and actual performance (as determined by our Board) as of the effective time of the merger.
Pursuant to the terms of the merger agreement, we, our Board, and the compensation committee of our Board will take all actions necessary such that the ESPP and all outstanding rights under the ESPP will terminate as of the day immediately prior to the effective time, contingent upon the occurrence of the closing. Following the date of the merger agreement, (i) no new participants are permitted to participate in the ESPP, (ii) existing participants may not increase their payroll deductions or purchase elections from those in effect on the date of the merger agreement and (iii) no new offering or purchase period shall be authorized or commenced. The offering period in effect on the date of the merger agreement (the “final offering period”) will terminate no later than the day immediately prior to the effective time. All amounts allocated to a participant’s ESPP account at the end of the final offering period will be used to purchase whole shares of our common stock under the terms of the ESPP, which shares will be cancelled at the effective time in exchange for the right to receive the merger consideration; we will return the funds, if any, that remain in each participant’s account after such purchase.
For a more detailed description of the treatment of KindredBio equity awards, see the section of this proxy statement captioned “Proposal 1: Proposal to Adopt the Merger Agreement—Treatment of Equity Awards in the Merger” beginning on page 42.
Interests of Our Named Executive Officers and Directors in the Merger (page 43)
When considering the recommendation of our Board that you vote to approve the merger proposal, you should be aware that our Board and executive officers have interests in the merger that are different from, or in addition to, your interests as a stockholder. Our Board was aware of these interests and considered them, among other matters, during its deliberations on the merits of the merger, in evaluating and overseeing the negotiation of the merger agreement, in reaching its decision to approve and adopt the merger agreement, and in deciding to recommend, and recommending that our stockholders vote in favor of the merger agreement. Interests of our named executive officers that may be different from or in addition to the interests of our stockholders generally include, among others:
•in the case of our non-employee directors and our current named executive officers, their KindredBio Options will become fully vested and be automatically cancelled and converted into the right to receive a cash payment equal to the product of (a) the excess, if any, of the merger consideration over the exercise price per share of such KindredBio Option and (b) the total number of shares subject to such KindredBio Option, payable as soon as reasonably practicable (and any event within 10 calendar days) following the effective time;
•in the case of our current named executive officers, their KindredBio RSUs will become fully vested and be automatically cancelled and converted into the right to receive a cash payment equal to the product of (a) the total number of shares subject to such awards and (b) the merger consideration, payable as soon as reasonably practicable (and any event within 10 calendar days) following the effective time;
•in the case of our current named executive officers, in the event of a termination of employment (i) without cause, (ii) by the Company for any reason within the 12 month period following the effective time of the merger, (iii) due to a resignation by such named executive officer for good reason (as defined in their employment agreements), or (iv) due to death or disability, they will be eligible to receive certain contractual severance payments which includes a lump-sum payment of 12 months of his or her annual base salary (24 months in the case of Dr. Chin) and a payment equal to his or her target bonus for the year of termination (two-times such target bonus in the case of Dr. Chin), a pro rata bonus for the year of termination, full acceleration of any unvested equity awards, and continued health insurance benefits for a specified period of time following such termination of employment; and
•in the case of Dr. Zhan, under the terms of the Retention Equity Incentive letter dated June 17, 2021 (the “Retention Letter”), contingent upon closing and his employment with KindredBio through the closing, he will be eligible to receive an equity award from Elanco, with a grant date value equal to 35% of his base salary in effect on the date of the closing. The equity award will vest in equal installments on the first and second anniversaries of the grant date, subject to his continued employment and the terms and conditions of the applicable equity award agreement.
For a more detailed description of the treatment of Company equity awards, see the section of this proxy statement captioned “Proposal 1: Proposal to Adopt the Merger Agreement—Interests of Our Named Executive Officers and Directors in the Merger” beginning on page 43.
Support Agreements (page 74)
Concurrently with the execution of the merger agreement, Elanco and Merger Sub entered into support agreements, as further described in the section entitled “Agreements Related to the Merger—Support Agreements,” with each of the Company’s directors and executive officers. Under the support agreements, such directors and executive officers have agreed to vote or cause to be voted all of the outstanding shares of KindredBio common stock beneficially owned by them in favor of the proposals to our stockholders submitted at the special meeting. As of the record date, the directors and executive officers of the Company collectively held in the aggregate approximately    shares of common stock, or approximately    percent of the outstanding shares of common stock as such time.
No Solicitation or Negotiation of Acquisition Proposals (page 63)
Except as permitted by the merger agreement, from and after the date of the merger agreement until the earlier of the effective time of the merger and the valid termination of the merger agreement, KindredBio will not (and will cause its subsidiaries not to), and will not authorize or knowingly permit its or its subsidiaries’ directors, officers, employees or other representatives to, directly or indirectly:
•solicit, initiate or knowingly encourage or knowingly facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, which constitutes or could reasonably be expected to lead to an acquisition proposal (as defined under “The Merger Agreement—Solicitation of Acquisition Proposals; Board Recommendation Change.”);
•enter into, continue or otherwise participate in discussions or any negotiations regarding, furnish to any person any non-public information relating to KindredBio or any of its subsidiaries, or afford to any person access to the business, personnel, properties, assets, books or records of KindredBio or any of its subsidiaries in connection with, any acquisition proposal;
•grant any waiver, amendment or release of or under, any confidentiality, standstill or similar agreement (or any confidentiality, standstill or similar provision of any other contract) with respect to the shares of KindredBio common stock or all or any material portion of the assets of KindredBio and any of its subsidiaries (subject to certain exceptions);
•enter into any letter of intent, agreement, contract, commitment or agreement in principle with respect to an acquisition proposal or enter into any agreement, contract or commitment requiring KindredBio to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement;
•take any action or exempt any person from the restriction on “business combinations” or any similar provision contained in applicable takeover statutes or KindredBio’s governing documents or grant a waiver under Section 203 of the DGCL; or
•resolve, propose or agree to do any of the foregoing.
Conditions to the Consummation of the Merger (page 70)
The respective obligations of KindredBio, Elanco and Merger Sub to consummate the merger are subject to the satisfaction or waiver (to the extent permitted by applicable law) of the following conditions:
•the requisite approval of the holders of KindredBio common stock;
•the absence of any law or order in the United States or the European Union prohibiting the consummation of the merger; and
•the expiration or earlier termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
The obligations of Elanco and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following further conditions:
•the representations and warranties of KindredBio set forth in the merger agreement regarding certain aspects of its capitalization shall be true and correct in all respects as of date of the merger agreement and as of the closing (except for representations and warranties made only as of another date, in which case as of such date), other than de minimis inaccuracies;
•the representations and warranties of KindredBio set forth in the merger agreement regarding the absence of a company material adverse effect and the Rights Agreement, dated May 19, 2017, between the Company and American Stock Transfer & Trust Company, LLC shall be true and correct in all respects as of the date of the merger agreement and as of the closing;
•the representations and warranties of KindredBio set forth in the merger agreement regarding organization, authority, government consents, no violation of governing documents, the fairness opinion, takeover statutes, and brokers shall be true and correct (without giving effect to any qualification as to materiality or company material adverse effect) in all material respects as of the date of the merger agreement and as of the closing (except for representations and warranties made only as of another date, in which case as of such date);
•the other representations and warranties of KindredBio set forth in the merger agreement must be true and correct (without giving effect to any materiality or company material adverse effect qualifications set forth therein) as of the date of the merger agreement and as of the closing, except for such failures to be true and correct that would not have or would not reasonably be expected to have a company material adverse effect;
•KindredBio must have performed and complied in all material respects with the covenants of the merger agreement required to be performed and complied with by it at or prior to the closing;
•no company material adverse effect will have occurred after the date of the merger agreement; and
•the receipt by Elanco and Merger Sub of a certificate of KindredBio certifying as to the satisfaction of all of the above conditions.
KindredBio’s obligations to consummate the merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the effective time of the merger of each of the following further conditions:
•the representations and warranties of Elanco and Merger Sub set forth in the merger agreement concerning organization, authority, governmental consents, no violation of governing documents, and brokers, shall be true and correct (without giving effect to any materiality or parent material adverse effect qualification contained therein) in all material respects as of the date of the merger agreement and as of the closing (except for representations and warranties made only as of another date, in which case as of such date);
•the other representations and warranties of Elanco and Merger Sub set forth in the merger agreement must be true and correct (without giving effect to any materiality or parent material adverse effect qualifications set forth therein) as of the date of the merger agreement and as of the closing except for such failures to be true and correct that would not have or would not reasonably be expected to have a parent material adverse effect;
•Elanco and Merger Sub must have performed and complied in all material respects with the covenants of the merger agreement required to be performed and complied with by them at or prior to the closing; and
•the receipt by KindredBio of a certificate of Elanco and Merger Sub certifying as to the satisfaction of all of the above conditions.
Termination (page 71)
The merger agreement may be terminated by mutual written consent of Elanco and KindredBio.
The merger agreement also permits either party to terminate if (i) the merger is not completed by December 15, 2021, subject to automatic extension for up to six additional months in certain circumstances in the event that antitrust approval has not been obtained (the “outside date”); (ii) a governmental authority in the United States or the European Union issues a final, non-appealable order permanently enjoining or otherwise prohibiting the consummation of the merger; (iii) KindredBio stockholders fail to approve the merger agreement; or (iv) the other party breaches its representations, warranties or covenants in the merger agreement and such breach would result in the closing conditions not being satisfied, subject to the right of the breaching party to cure the breach.
Elanco also may terminate the merger agreement if our Board makes an adverse change in its recommendation that KindredBio’s stockholders adopt the merger agreement or if KindredBio violates in any material respect the non-solicitation provision of the merger agreement in certain circumstances.
KindredBio also may terminate the merger agreement in order to enter into a definitive agreement with respect to a superior proposal (as such term is defined in the merger agreement), subject to, among other things, payment of the termination fee to Elanco as described below.
Termination Fee (page 72)
KindredBio may be required to pay Elanco a termination fee of $15,496,000 if the merger agreement is terminated:
•(A)(1) by Elanco because KindredBio has breached and not cured any representation, warranty or covenant such that a condition to the closing of the merger is not capable of being satisfied, (2) by KindredBio or Elanco because the merger is not completed by the outside date or (3) by KindredBio or Elanco because KindredBio stockholders have failed to approve the merger agreement, (B) in the case of termination because the merger is not completed by the outside date, all of the mutual conditions and the conditions to KindredBio’s obligation to close have been satisfied or waived (other than delivery of a closing certificate from Elanco), (C) an acquisition proposal has been made to KindredBio or has been publicly disclosed after the date of the merger agreement (and in specified cases, has become known to a KindredBio director, officer or other specified employee), and in any event is not withdrawn or rejected prior to the termination of the merger agreement, as applicable, and (D) within twelve (12) months following termination, KindredBio consummates an acquisition proposal or enters into a definitive agreement for an acquisition proposal (with “acquisition proposal” defined and applied for purposes of these termination fee triggers as provided in the merger agreement);
•by Elanco following an adverse change by our Board in its recommendation that KindredBio’s stockholders adopt the merger agreement or because KindredBio has violated or breached in any material respect the non-solicitation provision of the merger agreement in certain circumstances; or
•by KindredBio to enter into a definitive agreement in connection with a superior proposal.

Enforcement; Remedies (page 73)
Pursuant to the merger agreement, the parties have agreed that, except in the case of common law fraud (not including in any event any constructive fraud or any fraud that is not intentional or deliberate) or a Willful Breach (as defined in the merger agreement), payment of the termination fee by KindredBio shall constitute liquidated damages, and from and after such termination of the merger agreement, KindredBio shall have no further liability or obligations of any kind in connection with the merger agreement or the termination thereof. In no event shall KindredBio be obligated to pay the termination fee on more than one occasion.
The parties to the merger agreement have agreed that irreparable injury will occur and that remedies at law would not be adequate in the event that any of the provisions of the merger agreement were not performed in accordance with their specific terms or were otherwise breached. The parties have agreed that they will be entitled to injunctions or other specific performance or equitable relief to prevent breaches and enforce the terms of the merger agreement in addition to any other equity relief to which such party is entitled.
Regulatory Matters (page 45)
Under the merger agreement, the merger cannot be completed (i) if a governmental entity of competent jurisdiction in the United States or European Union shall have enacted, issued or promulgated any law or issued or granted any injunction that has the effect of enjoining or otherwise prohibiting the consummation of the merger and (ii) until the waiting period (and any extensions thereof, if any) applicable to the merger under the HSR Act has expired or otherwise been terminated.
Material U.S. Federal Income Tax Consequences (page 47)
The receipt of cash in exchange for shares of KindredBio common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a “U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”) will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of KindredBio common stock. The exchange of shares of KindredBio common stock for the merger consideration pursuant to the merger generally will not result in U.S. income tax to a “Non-U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”) unless such Non-U.S. Holder has certain connections with the United States as described herein.
You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of KindredBio common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). For more information, see the section of this proxy statement entitled “Proposal 1: Proposal to Adopt the Merger Agreement—Material U.S. Federal Income Tax Consequences” beginning on page 47.
De-listing and De-registration of Our Common Stock (page 69)
If the merger is completed, our common stock will no longer be traded on The Nasdaq Capital Market and will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Appraisal Rights (page 49)
Under the DGCL, our stockholders who do not vote for the merger proposal, or consent thereto in writing, will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they fully comply with all of the applicable requirements of the DGCL, including by properly and validly exercising their statutory rights of appraisal, which requirements are summarized in this proxy statement under “Proposal 1: Proposal to Adopt the Merger Agreement—Appraisal Rights” beginning on page 49. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the merger consideration. Any stockholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to the Company before the vote on the merger proposal and must not vote or otherwise submit a proxy in favor of the merger proposal. Failure to follow the procedures specified under the DGCL exactly will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. The discussion of appraisal rights contained in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached as Annex B to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers address briefly some questions that you as a stockholder of KindredBio may have regarding the proposals being considered at the special meeting, the merger agreement and the merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company and therefore we urge you to carefully read the remainder of this proxy statement. Please refer to the more detailed information contained elsewhere in this proxy statement, including the annexes and the documents we refer to in this proxy statement.
Why am I receiving this proxy statement?
You are receiving this proxy statement because you have been identified as a stockholder of the Company as of the close of business on the record date for the determination of stockholders entitled to notice of the special meeting. This proxy statement contains important information about the merger and the special meeting of stockholders, and you should read this proxy statement carefully.
What is the proposed transaction for which I am being asked to vote?
The proposed transaction is the acquisition of KindredBio and its subsidiaries by Elanco pursuant to the merger agreement. Once the adoption of the merger agreement has been approved by our stockholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub, a wholly owned subsidiary of Elanco, will be merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Elanco. Following the completion of the merger, you will no longer have any rights as a stockholder of KindredBio other than your right to receive the merger consideration. Following completion of the merger, shares of our common stock will no longer be listed on The Nasdaq Capital Market and the registration of such shares under the Exchange Act is expected to be terminated. For additional information about the merger, please review the merger agreement attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We urge you to read the merger agreement carefully and in its entirety, as it is the principal document governing the merger.
As a stockholder, what will I receive in the merger?
Each outstanding share of our common stock that you own immediately prior to the effective time of the merger will be converted into the right to receive the merger consideration, which is an amount equal to $9.25 in cash, without interest and less any applicable withholding taxes payable in respect thereof.
How does the merger consideration compare to the market price of the Company’s common stock?
The merger consideration represents a premium of approximately (i) 46% to the closing price of our common stock of $6.34 on June 15, 2021, (ii) 52% to the 30 trading day volume-weighted average price of our common stock for the period ended June 15, 2021 and (iii) a 33% premium to the 52-week high closing price of our common stock for the period ended June 15, 2021. See “Proposal 1: Proposal to Adopt the Merger Agreement—Background of the Merger” beginning on page 25.
When do you expect the merger to be completed?
In order to complete the merger, KindredBio must obtain the stockholder approval described in this proxy statement, and the other closing conditions under the merger agreement, including with respect to regulatory approvals, must be satisfied or waived. We are working toward completing the merger as quickly as possible. If our stockholders vote to approve the adoption of the merger agreement, and assuming the other conditions to the merger are satisfied or waived, it is anticipated that the merger could be effective in the third quarter of 2021, although KindredBio cannot assure completion by any particular date, if at all. Since the merger is subject to a number of conditions, the exact timing of the merger cannot be determined at this time.
What happens if the merger is not completed?
If the adoption of the merger agreement is not approved by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock pursuant to the merger agreement. Instead, we will remain a public company and our common stock will continue to be registered under the Exchange Act and listed on The Nasdaq Capital Market, and in some circumstances we may be required to pay to Elanco a termination fee of $15,496,000 in cash. See the section entitled “The Merger Agreement—Termination Fee” for a discussion of the circumstances under which such a termination fee may be required to be paid.
If the merger is completed, when can I expect to receive the merger consideration for my shares of KindredBio common stock?
It is expected that you will receive the merger consideration to which you are entitled promptly after the completion of the merger once you have provided the payment agent with any documentation required by the payment agent. For more information, see “The Merger Agreement—Payment for Securities; Surrender of Certificates” beginning on page 55.
What will happen to shares of KindredBio common stock that I currently own after the completion of the merger?
Following the completion of the merger, your shares of our common stock will be cancelled and will represent only the right to receive your portion of the merger consideration. Trading in shares of our common stock on The Nasdaq Capital Market will cease, price quotations for shares of our common stock will no longer be available and we will cease filing periodic and other reports with the SEC.
What will happen to the Company’s Employee Stock Purchase Plan?
Pursuant to the terms of the merger agreement, we, our Board, and the compensation committee of our Board will take all actions necessary such that the ESPP and all outstanding rights under the ESPP will terminate as of the day immediately prior to the effective time, contingent upon the occurrence of the closing. Following the date of the merger agreement, (i) no new participants are permitted to participate in the ESPP, (ii) existing participants may not increase their payroll deductions or purchase elections from those in effect on the date of the merger agreement and (iii) no new offering or purchase period shall be authorized or commenced. The final offering period will terminate no later than the date immediately prior to the effective time. All amounts allocated to a participant’s ESPP account at the end of the final offering period will be used to purchase whole shares of our common stock under the terms of the ESPP, which shares will be cancelled at the effective time in exchange for the right to receive the merger consideration; we will return the funds, if any, that remain in each participant’s account after such purchase.
Do any of the Company’s executive officers or directors have any interest in the merger that is different from mine?
Our executive officers and directors have interests in the merger that are different from, or in addition to, yours, pursuant to certain agreements between such executive officers and directors and the Company. These interests may be different from, or in conflict with, your interests as our stockholder. The members of our Board were aware of these additional interests and considered them, among other matters, during its deliberations on the merits of the merger, in evaluating and overseeing the negotiation of the merger agreement, in reaching its decision to approve and adopt the merger agreement, and in deciding to recommend, and recommending to our stockholders that they vote “FOR” the merger proposal. For a description of the interests of our executive officers in the merger, see “Proposal 1: Proposal to Adopt the Merger Agreement—Interests of Our Named Executive Officers and Directors in the Merger” beginning on page 43.
What are stockholders voting on at the special meeting?
There are three matters scheduled for a vote at the special meeting:
•a proposal to adopt the merger agreement (Proposal 1: Proposal to Adopt the Merger Agreement);
•a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (Proposal 2: Proposal to Approve on an Advisory Basis, the Merger-Related Compensation); and
•a proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement (Proposal 3: Proposal to Approve the Adjournment of the Special Meeting).

Who is entitled to vote at the special meeting?
All of our stockholders of record as of the close of business on    , 2021, the record date for the special meeting, are entitled to receive notice of and attend the special meeting or any postponement or adjournment of the special meeting. Stockholders as of the close of business on the record date are entitled to vote at the special meeting or any postponement or adjournment of the special meeting. Each share of KindredBio common stock entitles you to one vote on each matter properly brought before the special meeting. As of the close of business on     , 2021, the record date for the special meeting, there were    shares of KindredBio common stock outstanding.
What vote is required to approve the merger proposal?
Approval of the merger proposal requires the affirmative vote of stockholders holding at least a majority of the outstanding shares entitled to vote on the proposal as of the close of business on the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our stockholders are entitled to cast rather than on the number of votes actually cast, if you fail to authorize a proxy or vote at the meeting (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as votes cast “AGAINST” the merger proposal.
If you abstain from voting, fail to cast your vote in person or by proxy or if you hold your shares in “street name” and fail to give voting instructions to the record holder of your shares, it will have the same effect as a vote “AGAINST” Proposal 1.
What vote is requires to approve the merger-related compensation proposal and the adjournment proposal?
Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (i.e., Proposal 2: the merger-related compensation proposal) and approval of any adjournments of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal (i.e., Proposal 3: the adjournment proposal) each require the affirmative vote of a majority of the votes cast on each such proposal at the special meeting. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, such failure will have no effect on the outcome of such proposals assuming a quorum is present. For the purposes of these proposals, abstentions will not be counted as votes cast and will have no effect on the result of the votes. In addition, our bylaws permit the chairman of the special meeting, acting in his or her own discretion and without any action by our stockholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting.
Although our Board intends to consider the results from the vote on the merger-related compensation proposal, the vote is advisory only and, therefore, is not a condition to the closing of the merger, is not binding on us or Elanco or any of our or its respective affiliates, and, if the merger proposal is approved by our stockholders and the merger is completed, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger will be payable to our named executive officers even if this proposal is not approved.
With respect to Proposals 2 and 3, if you abstain from voting or fail to vote, it will have no effect on the outcome of such proposals.
How does the KindredBio Board recommend I vote on the proposals?
Our Board recommends that you vote:
•Proposal 1—“FOR” the merger proposal.
•Proposal 2—“FOR” the merger-related compensation proposal.
•Proposal 3—“FOR” for the adjournment proposal
Why am I being asked to consider and cast a non-binding, advisory vote to approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger?
In July 2010, the SEC adopted rules that require companies to seek a non-binding, advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the merger. In accordance with the rules promulgated under the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on compensation that may be paid or become payable to our named executive officers in connection with the merger. For additional information, see the section entitled “Proposal 2: Proposal to Approve, on an Advisory Basis, the Merger-Related Compensation” beginning on page 75.
How do I attend the Special Meeting?
The special meeting will be held in-person at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010. On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at , Pacific Time, and the meeting will begin at , Pacific Time. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the special meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
How do I vote?
Vote by Proxy
Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the special meeting even if you have already voted by proxy.
If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time:
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Have your proxy card in hand when you call. Your vote must be received by 11:59 p.m. Eastern Time on    , 2021 to be counted.
•To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card in hand. Your vote must be received by 11:59 p.m. Eastern Time on     , 2021 to be counted.
•To vote using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you instruct.
•By written ballot at the special meeting.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
To determine how you may revoke or change your vote submitted by the telephone, Internet or mail method described above, see the section entitled “Can I change my vote after submitting my proxy?”
We are providing Internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Stockholder of Record: Shares Registered in Your Name
If, as of the close of business on     , 2021, the record date for the special meeting, your shares were registered directly in your name with KindredBio’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote through one of the other methods described above to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, as of the close of business on     , 2021, the record date for the special meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the merger proposal (Proposal 1), “FOR” the merger-related compensation proposal (Proposal 2) and “FOR” the adjournment proposal (Proposal 3). If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If you are a beneficial owner of our common stock and you do not provide instructions to your broker on how to vote your shares (i.e. a “broker non-vote”), your broker may not vote your shares with respect to any of the three proposals. If you fail to instruct your broker how to vote on merger proposal, it will have the effect of a vote “AGAINST” merger proposal.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to KindredBio’s Secretary at 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010.
•You may attend the special meeting and vote in-person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares with respect to such matters. These unvoted shares are considered “broker non-votes” with respect to such matters. The proposals to be considered and voted upon at the special meeting are regarded as non-routine matters, and your broker or other nominee may not vote on these proposals without instructions from you.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. As of the close of business on the record date, there were    shares outstanding and entitled to vote. Thus, the holders of      shares must be present during the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), if you vote at the meeting or you attend the special meeting but abstain from voting. Broker non-votes will not be counted toward the quorum requirement. If there is no quorum, the meeting’s chairperson or holders of a majority of shares represented at the meeting may adjourn the meeting to another date.
Why is my vote important?
If you do not submit a proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting. In addition, because Proposal 1 must be approved by the affirmative vote of stockholders holding at least a majority of the outstanding shares entitled to vote on the proposal as of the close of business on the record date for the special meeting, your failure to submit a proxy or voting instructions or to vote in person at the special meeting will have the same effect as a vote “AGAINST” Proposal 1: Proposal to Adopt the Merger Agreement.
What happens if I sell my shares before the special meeting?
If you held your shares as of the close of business on the record date but transfer them prior to the effective time of the merger, you will retain your right to vote at the special meeting, but not the right to receive the merger consideration for your shares of KindredBio common stock. The right to receive such consideration will pass to the person who owns the shares you previously owned when the merger becomes effective.
What does it mean if I receive more than one set of proxy materials?
If you received more than one set of proxy materials, it likely means that you hold shares of KindredBio common stock in more than one account. For example, you may own your shares of KindredBio common stock in various forms, including jointly with your spouse, as trustee of a trust or as custodian for a minor. To ensure that all of your shares of KindredBio common stock are voted, please provide a proxy or voting instructions for each account for which you received proxy materials.
Is the merger expected to be taxable to me?
The receipt of cash in exchange for shares of KindredBio common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a “U.S. Holder” (as defined in “—Material U.S. Federal Income Tax Consequences”) will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of common stock. The exchange of shares of common stock for the merger consideration pursuant to the merger generally will not result in tax to a Non-U.S. Holder (as defined in “—Material U.S. Federal Income Tax Consequences”) unless such Non-U.S. Holder has certain connections with the United States as described herein.
You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of KindredBio common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). For more information, see the section of this proxy statement entitled “Proposal 1: Proposal to Adopt the Merger Agreement—Material U.S. Federal Income Tax Consequences” beginning on page 47.
Am I entitled to exercise dissenters’ or appraisal rights instead of receiving the merger consideration for my shares of KindredBio common stock?
Yes. Under the General Corporation Law of the State of Delaware (the “DGCL”), our stockholders who do not vote for the merger proposal, or consent thereto in writing, will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they fully comply with all of the applicable requirements of the DGCL, which are summarized in this proxy statement. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the merger consideration. Any stockholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to the Company before the vote on the merger proposal and must not vote or otherwise submit a proxy in favor of the merger proposal. Failure to follow the procedures specified under the DGCL exactly will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. The discussion of appraisal rights contained in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached as Annex B to this proxy statement. For additional information, see “Proposal 1: Proposal to Adopt the Merger Agreement—Appraisal Rights” beginning on page 49.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the special meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the special meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
Where can I find more information about the Company?
We file certain information with the SEC. You may read this information at the website the SEC maintains at www.sec.gov and on our website at www.KindredBio.com. Information contained on, or accessible from, our website is not part of, or incorporated in, this proxy statement. You can also request copies of these documents from us. See “Where You Can Find More Information” beginning on page 83.
Who will solicit and pay the cost of soliciting proxies?
We will bear the cost of soliciting proxies for the special meeting. Our Board is soliciting your proxy on our behalf. Our officers, directors and employees may solicit proxies by telephone and facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. In addition, we have retained MacKenzie Partners, Inc. to assist us in the solicitation of proxies and will pay approximately $12,500 as the project management fee, plus reimbursement of reasonable and customary expenses, to MacKenzie Partners, Inc. for its services. We will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of shares of our common stock held of record by such person, and we will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.
What do I need to do now?
We urge you to read carefully this proxy statement, including its annexes and the documents we refer to in this proxy statement, and then mail your completed, dated and signed proxy card or voting instruction form in the enclosed prepaid return envelope as soon as possible, or submit your proxy or voting instruction via the Internet or by phone in accordance with the instructions included with this proxy statement and the enclosed proxy card or voting instruction form, so that your shares can be voted at the special meeting.
Who can help answer my other questions?
If you have more questions about the special meeting or the merger, you should contact our proxy solicitation agent, MacKenzie Partners, Inc., by calling toll-free at (800) 322-2885 (banks and brokers call collect at 212-929-5500) or email at proxy@mackenziepartners.com. If your broker holds your shares, you should also call your broker for additional information.

FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which we refer you in this proxy statement, including all documents incorporated by reference in this proxy statement, and information included in oral statements or other written statements made or to be made by us or on our behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the merger. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “should,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words of similar import. KindredBio stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
•the inability to complete the merger due to the failure of KindredBio stockholders to adopt the merger agreement or the failure to satisfy the other conditions to the completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;
•the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee;
•the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;
•the fact that receipt of the all-cash merger consideration will be a taxable transaction for U.S. federal income tax purposes;
•the fact that, if the merger is completed, KindredBio stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of KindredBio’s current strategy as an independent company;
•though no such transaction existed, the possibility that, if KindredBio did not enter into the merger agreement, it potentially could have, at a later date, attempted to engage in other, unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of KindredBio’s assets that may have produced a higher aggregate value than that available to KindredBio stockholders in the merger;
•the fact that under the terms of the merger agreement, KindredBio is restrained from soliciting other acquisition proposals during the pendency of the merger;
•the effect of the merger or the announcement or pendency of the merger on retaining or recruiting employees, or business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of KindredBio management or employees during the pendency of the merger;
•the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;
•the risk that the proposed merger will not be consummated in a timely manner, exceeding the expected costs of the merger; and
•the risk that our stock price may decline significantly if the merger is not completed.
Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (i) the information contained under this caption; and (ii) information in our most recent filings on Forms 10-K and 10-Q, including the information contained under the caption “Risk Factors,” and information in our consolidated financial statements and notes thereto. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. All subsequent written and oral forward-looking statements concerning the merger or other matters attributable to KindredBio or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained in this proxy statement speak only as of the date of this proxy statement.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. KindredBio stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE PARTIES TO THE MERGER
Kindred Biosciences, Inc.
Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
We are a biopharmaceutical company developing innovative biologics focused on saving and improving the lives of pets. Our mission is to bring to pets the same kinds of safe and effective medicines that our human family members enjoy. Our core strategy is to identify targets that have already demonstrated safety and efficacy in humans and to develop therapeutics based on these validated targets for dogs and cats. We believe that this approach will lead to shorter development times and higher approval rates than pursuing new, non-validated targets. Our current portfolio includes over 20 product candidates in development, predominantly biologics. We also have biologics manufacturing capabilities and a broad intellectual property portfolio.
Our first product, Mirataz® (mirtazapine transdermal ointment) was approved in May 2018 and became commercially available to veterinarians in the United States in July 2018. In November 2019, our second product, Zimeta™ (dipyrone injection) for the control of fever in horses was approved by the FDA and became commercially available in December 2019. In addition, we have multiple other product candidates, predominantly biologics, in various stages of development.
In March 2020, we sold Mirataz to Dechra Limited. In December 2020, we entered into a Distribution and Licensing Agreement granting Dechra Veterinary Products, LLC an exclusive license under our Patents and Marketing Authorizations to promote, market, sell and distribute Zimeta in the U.S. and Canadian territories.
On December 11, 2020, we entered into an agreement granting Elanco an exclusive global license to develop and commercialize products containing KIND-030, a monoclonal antibody targeting canine parvovirus (the “Letter Agreement”) for an upfront payment and additional payments for achievement of certain development milestones and sales milestones. On May 5, 2021, we entered into an Exclusive License and Collaboration Agreement that supersedes the Letter Agreement.
We were incorporated on September 25, 2012. Our principal executive offices are located at 1555 Bayshore Highway, Suite 200, Burlingame, California 94010, and our telephone number is (650) 701-7901. Our website address is www.kindredbio.com. The information contained on, or accessible through, our website is not incorporated by reference into this proxy statement, and you should not consider it to be a part of this proxy statement. Our website address is included as an inactive textual reference only. Shares of our common stock are listed on The Nasdaq Capital Market under the symbol “KIN”. For additional information about us and our business, please refer to “Where You Can Find More Information” on page 83 of this proxy statement.
Elanco Animal Health Incorporated
Elanco Animal Health Incorporated
2500 Innovation Way
Greenfield, Indiana 46140
Founded in 1954 as part of Eli Lilly and Company, Elanco is a premier animal health company that innovates, develops, manufactures and markets products for pets and farm animals. Headquartered in Greenfield, Indiana, Elanco is one of the largest animal health companies in the world, with pro forma combined revenue of Elanco and Bayer Animal Health of approximately $4.4 billion for the year ended December 31, 2020. Excluding Bayer Animal Health, globally, Elanco is #1 in medicinal feed additives, #2 in poultry, and #3 in other pharmaceuticals, which are mainly pet health therapeutics, measured by 2019 revenue, according to Vetnosis. Elanco has one of the broadest portfolios of pet parasiticides in the pet health sector and offers a diverse portfolio of approximately 190 brands that make it a trusted partner to veterinarians and farm animal producers in more than 90 countries.
Elanco’s principal executive offices are located at 2500 Innovation Way, Greenfield, Indiana 46140 and its telephone number is (877) 352-6261.

Knight Merger Sub, Inc.
Knight Merger Sub, Inc.
2500 Innovation Way
Greenfield, Indiana 46140
Merger Sub is a Delaware corporation and wholly owned subsidiary of Elanco formed solely for the purposes of entering into the merger agreement and engaging in the transactions contemplated by the merger agreement. Merger sub has not engaged in any business to date except for activities incidental to its incorporation and activities undertaken in connection with the merger. Upon completion of the merger, Merger Sub will merge with and into KindredBio and will cease to exist.

THE SPECIAL MEETING
Date, Time and Place
We will hold the special meeting on    , 2021, at   , Pacific Time, at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010.
The Proposals
At the special meeting, you will be asked to consider and vote on:
•a proposal to adopt the merger agreement (the “merger proposal”);
•a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (the “merger-related compensation proposal”); and
•a proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement (the “adjournment proposal”).
We do not expect that any matters other than the proposals set forth above will be brought before the special meeting, and only matters specified in the notice of the meeting may be acted upon at the special meeting.
Recommendations of Our Board
Our Board has determined, unanimously by those present, that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, KindredBio and its stockholders and declared it advisable to enter into the merger agreement. Accordingly, our Board recommends that you vote “FOR” the merger proposal. In addition, our Board recommends that you vote “FOR” the merger-related compensation proposal and that you vote “FOR” the adjournment proposal.
For more information concerning the recommendation of our Board with respect to the merger and the merger agreement, see “Proposal 1: Proposal to Adopt the Merger Agreement—Recommendations of Our Board and Reasons for the Merger” beginning on page 33.
Record Date, Notice and Quorum
All holders of record of our common stock as of the close of business on    , 2021, the record date for the special meeting, are entitled to receive notice of and attend the special meeting or any postponement or adjournment of the special meeting. Each stockholder will be entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the close of business on the record date. As of the close of business on the record date, there were    shares of common stock outstanding and entitled to vote at the special meeting.
A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. A quorum is necessary to transact business at the special meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), if you vote at the meeting or you attend the special meeting but abstain from voting. Broker non-votes will not be counted toward the quorum requirement.
Required Vote
Completion of the merger requires approval of the merger proposal by the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock entitled to vote on the proposal as of the close of business on the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our stockholders are entitled to cast rather than on the number of votes actually cast, if you fail to authorize a proxy or vote at the meeting (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as votes cast “AGAINST” the merger proposal.
In addition, the approval of the merger-related compensation proposal and the approval of the adjournment proposal each requires the affirmative vote of a majority of the votes cast on each such proposal at the special meeting. In addition, our bylaws permit the chairman of the special meeting, acting in his or her own discretion and without any action by our stockholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting. Approvals of the merger-related compensation proposal and the adjournment proposal are not conditions to completion of the merger.
Abstentions and Broker Non-Votes
Abstentions will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum. Abstentions will have the same effect as votes cast “AGAINST” the merger proposal but will have no effect on the other proposals. Broker non-votes will not be treated as present at the special meeting for purposes of determining the presence or absence of a quorum, so failure to provide instructions to your broker or other nominee on how to vote will result in your shares not being counted as present at the meeting. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. The proposals to be considered and voted upon at the special meeting are regarded as non-routine matters, and your broker or other nominee may not vote on these proposals without instructions from you.
Votes by our Directors and Executive Officers
As of the record date, our directors and executive officers collectively held in the aggregate approximately   shares of common stock, or approximately   percent of the outstanding shares of common stock as such time.
Pursuant to the support agreements, our directors and executive officers have agreed to vote or cause to be voted all of the outstanding shares of common stock beneficially owned by them in favor of the proposals submitted to our stockholders at the special meeting.
Proxies; Revocation
Any of our stockholders of record entitled to vote may authorize a proxy by returning the enclosed proxy card, or authorizing your proxy or voting instructions by telephone or through the Internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. If the shares of our common stock that you own are held in “street name” by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.
Any proxy given by our stockholders may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card relating to the same shares of our common stock, by authorizing your proxy by telephone or through the Internet at a later date than your previously authorized proxy, by telephone or through the Internet in accordance with the instructions on the proxy card at any time before your proxy is exercised at the special meeting stating that the proxy is revoked, provided such written notice is received before your proxy is exercised at the special meeting, by your filing a written revocation of your proxy bearing a date later than the date of the proxy with our Secretary or by attending the special meeting and voting in-person. Simply attending the meeting will not, by itself, revoke your proxy. If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m., Eastern Time, on    , 2021 in order for your shares to be voted at the special meeting.

Questions and Additional Information
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of KindredBio common stock, please contact our proxy solicitor at:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Tel: 212-929-5500 (Call Collect)
Call Toll Free (800) 322-2885
Email: proxy@mackenziepartners.com

PROPOSAL 1: PROPOSAL TO ADOPT THE MERGER AGREEMENT
We are asking the holders of shares of KindredBio common stock to adopt the merger agreement. For detailed information regarding this proposal, see the information about the merger agreement and the merger throughout this proxy statement, including the information set forth in this section and the section entitled “The Merger Agreement” A copy of the merger agreement is attached as Annex A to this proxy statement.
The adoption of the merger agreement must be approved by the affirmative vote of stockholders holding at least a majority of the outstanding shares entitled to vote on the proposal as of the close of business on the record date for the special meeting. Your abstention or the failure to vote your shares will have the same effect as a vote against the proposal to approve the merger.
THE KINDREDBIO BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1
The following is a description of certain material aspects of the merger, including the merger agreement. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that may be important to you. We urge you to read carefully this entire proxy statement, including the merger agreement attached to this proxy statement as Annex A, for a more complete understanding of the merger.
Overview
Under the terms of the merger agreement, among other things, KindredBio will be acquired by Elanco through Elanco’s ownership of Merger Sub. To accomplish this, pursuant to the merger agreement, at the effective time of the merger (i) Merger Sub will merge with and into the Company, (ii) the separate existence of Merger Sub will cease and (iii) KindredBio will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Elanco.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among our Board, members of our management, our advisors and other parties.

Our Board, together with members of our management, regularly assesses the Company’s performance and competitive position and assesses opportunities to enhance stockholder value. As part of that process, our Board, together with Company management and with the assistance of its advisors, has regularly reviewed strategic opportunities that might be available to the Company, including, among other strategic alternatives, possible business combinations involving the Company, strategic partnering, licensing and other commercial relationships, acquisitions by the Company and acquisitions of the Company. The Company also engages regularly in discussions with other parties regarding potential partnering, licensing and other commercial arrangements.

In December 2019, the Company had discussions regarding a potential strategic transaction with two strategic parties with whom it had been having partnership discussions with respect to Company products. Our Board subsequently decided to conduct a review of the Company’s strategic alternatives (the “2020 Review Process”). Our Board engaged Barclays in January 2020 to act as its financial advisor in connection with the 2020 Review Process. Barclays contacted seven potential strategic buyers, including Elanco and the two parties with whom the Company had held discussions in December 2019. Six of those potential strategic buyers, including Elanco, then signed or, in the case of the two strategic parties with whom the Company had held discussions in December 2019, had signed nondisclosure agreements with the Company and engaged in due diligence under nondisclosure agreements. The nondisclosure agreements signed by five of these six parties included standstill provisions prohibiting the parties from, among other things, making acquisition proposals to the Company. Two of the nondisclosure agreements with standstill provisions provided that the standstills would terminate automatically upon the announcement by the Company of a definitive agreement for an acquisition or pursuant to most favored nation provisions. Elanco and two other parties remain subject to standstill provisions under the nondisclosure agreements that limit their ability to make acquisition proposals to the Company as well as their ability to request the waiver of such standstills, although the Company is authorized to waive such standstills under the merger agreement (as described in “The Merger Agreement—Solicitation by the Company; Acquisition Proposals and Superior Proposals; Changes in Recommendation”).

Two of the companies that signed nondisclosure agreements submitted non-binding preliminary proposals in February 2020: one submitted an oral proposal to acquire the entire company and the other submitted a written proposal to acquire certain assets of the Company. Both companies conducted additional due diligence, but neither company made a final proposal, and no other company (including Elanco) made a further proposal. In March 2020, the Company discontinued the 2020 Review Process.

During this time period, the Company continued to hold discussions related to partnership and the sale of specific assets, and our Board discussed with Company management whether to change the Company’s business model to a partnership model from a self-commercialization model.

In March 2020, following the conclusion of the 2020 Review Process, the Company announced that it would restructure its business model to rely primarily on partnership-based commercialization of its products, that it would prioritize biologics programs for dogs and cats, while discontinuing development of canine and feline small molecule programs, and that it would undertake a strategic review of its equine assets, the development of which would largely be discontinued. In connection with the restructuring of its business model, the Company reduced its workforce. The Company also announced that it had entered into a transaction for the sale of its Mirataz product in exchange for an upfront payment and royalties on worldwide sales.

In December 2020, the Company announced that it had entered into a letter agreement granting Elanco exclusive global rights to KIND-030, the monoclonal antibody targeting canine parvovirus. On May 5, 2021, the Company and Elanco entered into an Exclusive License and Collaboration Agreement with respect to KIND-030. Pursuant to those agreements, the Company received an upfront payment and stands to receive additional milestone payments upon achievement of certain development, regulatory and manufacturing targets, sales-based milestones payments, as well as royalty payments.

Consistent with our partnership-based commercialization model, the Company held discussions with a number of parties throughout 2020 pertaining to potential partnerships on various pipeline programs. One of those discussions was with a strategic company (“Company A”) that had participated in the 2020 Review Process. During the potential partnership discussions, Company A in December 2020 put forth a non-binding indicative proposal to acquire certain of our pipeline assets. In January 2021, the Company proposed a license of certain pipeline assets, but no agreement was struck. In February 2021, Company A and the Company discussed potential asset acquisition or other strategic opportunities, but Company A made no proposal.

On April 6, 2021, an investment banker called one of the Company’s directors and said that Company A would submit a proposal to acquire the Company. The director informed Dr. Chin of the investment banker’s call, and Dr. Chin contacted the investment banker, who said that Company A would be submitting a proposal to acquire the Company. On April 7, 2021, Dr. Chin called a representative of Elanco and, on April 12, called a representative of another strategic company (“Company B”) that had participated in the 2020 Review Process, in both cases to inform them that the Company expected to receive an unsolicited acquisition proposal.

On April 12, 2021, Dr. Chin informed the other members of our Board of the proposal expected from Company A and of his contacts with Elanco and Company B. Also on April 12, 2021, Company A and the Company signed an amendment to the nondisclosure agreement that they had signed in connection with the 2020 Review Process, extending the duration of certain terms of that agreement (which, in its original and amended form, does not include standstill provisions).

On April 13, 2021, Company A provided to the Company a non-binding proposal for the acquisition of the Company at $8.00 per share in cash, subject to completion of due diligence and other conditions. Dr. Chin forwarded the proposal letter to the other members of our Board. Also on April 13, a representative of the Company held a phone call with Elanco to discuss the Company’s pipeline and the potential process for Elanco to make an offer. On April 14, 2021, Dr. Chin held a phone call with Elanco to discuss timeline and the Company’s technologies.

On April 15, 2021, our Board met, with representatives of Morrison & Foerster LLP (“Morrison & Foerster”), our special M&A counsel, TroyGould PC (“TroyGould”), our outside corporate counsel, and Company management also attending. Dr. Chin discussed with our Board the proposal received from Company A and the contacts with Company A and the other potentially interested parties. The representatives of Morrison & Foerster reviewed with our Board their fiduciary duties in connection with a strategic review process. Our Board discussed the potential benefits of conducting a strategic review process at this time, in light of the receipt of the proposal from Company A, as well as the Company’s ability to continue to operate as in independent company and to execute on its business plan. Our Board also considered other factors, including the potential impact of a review process on the Company and, in particular, on management and employee time and morale following the conclusion of the 2020 Review Process and the subsequent realignment and restructuring of the Company during 2020, particularly if the review process continued for an extended period. Our Board also discussed retention of a financial advisor. After considering Barclays’ knowledge of the Company and the Company’s industry and Barclays’ experience in the 2020 Review Process, and noting that the Company still was subject to the tail provisions of the engagement letter entered into with Barclays in connection with the 2020 Review Process, our Board determined that they would continue to work with Barclays. Our Board directed Dr. Chin to continue discussions with the potentially interested parties.

On April 15, 2021, Company management held a videoconference with Elanco to discuss recent developments in the Company’s business. Also on April 15, Dr. Chin discussed with a representative of Company A the potential for a transaction and the amount of due diligence that Company A would require.

Also on April 15, 2021, the Company and Company B entered into an amendment to the nondisclosure agreement entered into in connection with the 2020 Review Process, extending the duration of certain terms of that agreement. Although this nondisclosure agreement contained a standstill provision, it has terminated automatically pursuant to most favored nation provisions.

On April 16, 2021, Elanco sent to Dr. Chin a preliminary nonbinding offer to acquire all of the outstanding stock of the Company for a price between $8.00 and $10.50 per share, in cash, subject to due diligence and other conditions. Elanco also requested, in light of the time, effort and expense incurred and anticipated to be incurred in connection with pursuing a transaction, a period of exclusive negotiations, to run for four weeks from the start of due diligence. Dr. Chin forwarded the offer letter to the other members of our Board.

On April 19, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Our Board discussed the two proposals received and the recent interactions with the potentially interested parties. Our Board discussed the prices or ranges proposed, and approaches to negotiating higher prices, including by discussing with the parties the Company’s recent positive data regarding its long-acting IL-31 antibody that had not yet been disclosed publicly. Our Board directed the representatives of Barclays to communicate to each of Company A and Elanco that their proposed price (or, in the case of Elanco, the bottom of its proposed price range) was not acceptable and to request further information about their intended due diligence review. Our Board also determined that it would not agree to Elanco’s request for exclusive negotiations. Our Board also discussed whether to contact other potentially interested parties, and asked the representatives of Barclays to contact another strategic company that had participated in the 2020 Review Process (“Company C”) after the public disclosure of new data regarding the Company’s long-acting IL-31 antibody and to discuss with our Board at their next meeting other potentially interested parties that the Board might want to contact.

Also on April 19, 2021, representatives of Barclays spoke with representatives of Company A’s financial advisor and communicated that the Board was seeking a higher price than their initial proposal. The representatives of Barclays also requested Company A’s detailed due diligence plan.

On April 20, 2021, the Company announced positive results from its long-interacting IL-31 antibody. Also on April 20, representatives of Barclays contacted representatives of Elanco. Pursuant to our Board’s direction, the representatives of Barclays communicated to representatives of Elanco that our Board was not interested in a transaction at a price at the bottom of the price range indicated in Elanco’s April 16 proposal.

On April 22, 2021, pursuant to the direction of our Board at the April 19 meeting, representatives of Barclays contacted representatives of Company C to inform them that the Company had received indications of interest in an acquisition and to invite them to participate in the process.

Also on April 22, 2021, Company management held a videoconference with Company B to discuss recent developments in the Company’s business.

On April 23, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Our Board discussed key process points with respect to a strategic review, including our Board’s fiduciary duties in connection with such a process. Company management and the representatives of Barclays discussed with our Board their recent contacts with the potentially interested parties, including Company C, and the potential interest and ability of those companies to pursue and complete a transaction with the Company. The representatives of Barclays also discussed with our Board other potentially interested parties, including the potential desire and ability of those companies to pursue a transaction with the Company. Our Board discussed the potential benefits of approaching other parties, as well as the increased potential for leaks and the potential impact on management and employee time and morale of approaching additional parties. Our Board determined that Dr. Chin should contact one additional strategic party (“Company D”) to inquire whether it might be interested in a transaction with the Company. Our Board also discussed the Company’s business model and the status of the Company’s projections, and the potential for an acquiror to obtain value from the Company’s net operating losses. Our Board directed management not to hold any discussions with potentially interested parties regarding their continued employment or other personal arrangements until our Board determined otherwise. Our Board also determined to meet weekly, and otherwise as required, in order to monitor and supervise the process. Following the meeting, on April 29, representatives of Barclays provided to a director of the Company a preliminary analysis of the potential value of the Company’s net operating losses to the Company, as previously requested by such director.

On April 23, 2021, Dr. Chin contacted Company D to discuss whether Company D may be interested in a partnership or strategic transaction with the Company. The two companies subsequently, on April 26, entered into a nondisclosure agreement in connection with their evaluation of a potential business relationship. The nondisclosure agreement did not include a standstill prohibiting Company D from making acquisition proposals to the Company.

On April 26, 2021, Dr. Chin and a director of the Company met for dinner with Jeffrey Simmons, Elanco’s chief executive officer, Aaron Schacht, Elanco’s executive vice president, Innovation, Regulatory and Business Development, and Todd Young, Elanco’s executive vice president and chief financial officer.

Also on April 26, 2021, a representative of the Company had a call with Company B to discuss Company B’s potential process for considering a transaction with the Company and the potential type of transaction.

On April 27, 2021, Elanco and the Company entered into an amendment to the nondisclosure agreement signed by them during the 2020 Review Process, extending the duration of certain terms of the nondisclosure agreement.

Also on April 27, 2021, the Company and Company C entered into an amendment to the nondisclosure agreement entered into by them in connection with the 2020 Review Process, extending the duration of certain terms of the nondisclosure agreement. The nondisclosure agreement with Company C included a standstill provision that terminates upon the announcement by the Company of a definitive agreement for an acquisition. On April 28, Company management held a videoconference with Company C to discuss recent developments in the Company’s business.

On April 30, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed with our Board their recent contacts with the potentially interested parties, including with Company D. The representatives of Barclays noted that they had emphasized to Elanco the need for Elanco to refine its valuation, as requested by our Board at a prior meeting. Our Board discussed overall timing and strategy and next steps, including with respect to the timing and scope of due diligence, with respect to each of the potentially interested parties.

Later on April 30, 2021, Dr. Chin called the Company D CEO to discuss further whether Company D may be interested in a partnership or strategic transaction with the Company.

Beginning on May 1, 2021, Elanco received access to the virtual data room that the Company had prepared.

Beginning on May 2, 2021, Company B received access to the virtual data room that the Company prepared.

Beginning on May 3, 2021, Company A received access to the virtual data room that the Company had prepared.

On May 4, 2021, Company management held a videoconference with Company D to discuss recent developments in the Company’s business.

On May 6, 2021, Company management held a videoconference with Company A to discuss recent developments in the Company’s business.

On May 7, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed with our Board their recent contacts with the potentially interested parties and provided updates on the due diligence process (including recent and upcoming due diligence calls and site visits). Dr. Chin described his conversations with the Company D CEO during which Company D expressed an interest in further discussions regarding a potential acquisition or partnership. Our Board discussed overall timing and strategy and next steps with respect to each of the potentially interested parties.

Beginning on May 11, 2021, Company C received access to the virtual data room that the Company prepared.

On May 12, 2021, Dr. Chin had a call with Company D to discuss the process. Also on May 12, 2021, legal counsel to Company C delivered to Morrison & Foerster a draft clean room agreement to govern the exchange of, and implement procedures to protect, certain competitively sensitive information of the Company, which agreement, with agreed revisions, was signed by the parties on May 20, 2021.

On May 14, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed with our Board their recent contacts with the potentially interested parties. A representative from Company management provided to our Board for their potential approval an overview of financial projections for the Company, on a stand-alone basis prepared by Company management for review and consideration by our Board in connection with its consideration of a potential transaction. Our Board discussed with Company management and the representatives of Barclays the projections and the assumptions underlying the projections, including the probability of success with respect to the Company’s various products and product candidates and the potential impact of potential future products that were in early stages of research at the Company but that Company management had not yet decided whether to pursue, and how the potential value from such potential future products might be reflected in a financial analysis of the Company, even without relying on financial projections relating to the products, including by use in a discounted cash flow analysis of a perpetuity growth rate that would reflect the value of the Company’s research and development platform. A representative from Barclays noted that the management projections were expected to be used internally by our Board and by Barclays and were not being proposed to be distributed to potentially interested parties, given that such parties were expected to have their own commercialization models. Our Board determined to consider and discuss the projections further before deciding whether to approve the projections. The members of Company management and a representative of Barclays also discussed with our Board sell-side research perspectives regarding estimates of the Company’s future performance.

On May 15, 2021, Dr. Chin held a discussion with Elanco regarding the status of the process.

On May 18, 2021, a representative of Company A’s financial advisor informed representatives of Barclays that Company A had decided not to continue discussions with the Company. Also on May 18, 2021, Company D informed representatives of Barclays that it had decided not to continue discussions with the Company.

On May 21, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed with our Board their recent contacts with the potentially interested parties. Members of Company management and representatives of Barclays reviewed with our Board Company management’s financial projections for the Company on a stand-alone basis that had been discussed at the meeting on May 14, 2021, including the potential impact of potential future products that Company management had not yet decided whether to pursue. Our Board and representatives of Barclays also discussed whether and how the relevant financial analysis would account for any of the potential opportunities or products then being reviewed at an early stage of the Company’s research efforts but that the Company had not yet decided whether to pursue. The representatives of Barclays also reviewed with our Board a preliminary analysis with respect to the potential value to the Company of the Company’s net operating losses, the Company’s discounted cash flows and certain other financial metrics. A representative of Morrison & Foerster provided an overview of a draft merger agreement proposed to be used in connection with any transaction, discussing key provisions, including the “no-shop” restrictions. Our Board determined that the draft merger agreement should be provided to the potentially interested parties.

Following our Board’s meeting on May 21, 2021, pursuant to the directions of our Board, representatives of Barclays uploaded a copy of the draft merger agreement to the virtual data room.

On May 28, 2021, Company B informed representatives of Barclays that it had decided not to continue discussions with the Company regarding an acquisition transaction.

Also on May 28, 2021, Elanco provided to Dr. Chin a verbal proposal of $9.25 per share in cash and requested a period of exclusive negotiations.

Later on May 28, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed the status of negotiations with Elanco and Company C. Dr. Chin described the verbal proposal from Elanco to purchase the Company for $9.25 per share in cash. He noted, among other things, that Mr. Schacht had told him that Elanco had completed key due diligence and wanted to move quickly with exclusivity. Our Board discussed strategy and next steps with respect to Elanco. Our Board approved proposing to Elanco $10 per share in cash and requesting from Elanco an issues list with respect to the draft merger agreement provided in the virtual data room.

Later on May 28, 2021, representatives of Barclays contacted representatives of Elanco’s financial advisor and relayed the request for a $10 per share price and an issues list, but were told that Elanco would not increase its offer price and that a mark-up of the draft merger agreement would be forthcoming. Elanco also sent to Dr. Chin a revised non-binding proposal, reflecting a purchase price of $9.25 per share in cash and requesting a three-week period of exclusive negotiations.

On May 29, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed the status of negotiations with Elanco. Our Board determined that Elanco’s proposed purchase price of $9.25 per share in cash might be acceptable, depending on other terms of the transaction to be included in the definitive acquisition agreement, and discussed the request from Elanco for a three-week period of exclusive negotiations. Our Board directed representatives of Barclays to speak with representatives of Elanco’s financial advisor, to indicate our Board’s disappointment with the lack of movement on price, and to suggest moving forward without exclusivity or with a shorter exclusivity period. Our Board also directed Dr. Chin to follow up with Elanco.

On May 30, 2021, representatives of Barclays spoke with representatives of Elanco’s financial advisor, relaying our Board’s message from the May 29, 2021 Board meeting. Later on May 30, Dr. Chin spoke with a representative of Company C, who indicated that Company C was still conducting due diligence and evaluating a potential transaction. Also on May 30, Dr. Chin spoke with Mr. Schacht, requesting a higher purchase price and proposing 10 days exclusivity. Mr. Schacht subsequently replied, declining to provide a higher purchase price and proposing an exclusive negotiating period of 12 days, starting from June 1, 2021. Dr. Chin then reported his communications with Elanco and Company C to the other Board members, who approved the entry into an exclusive negotiating period with Elanco on those terms. Also on May 30, representatives of Barclays spoke with representatives of Company C, informing them that the Company might enter into exclusivity with another interested party.

Later on May 31, 2021, the Company entered into an exclusivity agreement with Elanco providing that, until 11:59 p.m. New York City Time on June 12, 2021, the Company would not negotiate an acquisition of the Company or other specified transactions with any party other than Elanco.

On June 2, 2021, prior to the opening of trading, the Company announced the results of its pivotal efficacy study of the parvovirus monoclonal antibody. That day the Company’s stock price rose approximately 16% from the previous day’s closing price and closed at $5.44. The following day, on June 3, 2021, the Company’s stock rose approximately another 24% from the previous day’s closing price and closed at $6.73.

On June 3, 2021, Covington & Burling LLP (“Covington & Burling”), legal counsel to Elanco, delivered to Morrison & Foerster a markup of the draft merger agreement that had been made available in the data room.
On June 4, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed the status of negotiations with Elanco. Representatives of Barclays reviewed with our Board the preliminary financial analyses prepared by Barclays and financial projections for the Company on a stand-alone basis prepared by Company management for approval by the Board. Our Board discussed the financial projections, including whether to include in such projections the impact of potential future products that were in early stages of research at the Company but with respect to which the Company had not completed market, efficacy and safety profile assessments, making it uncertain, for that and other reasons, whether the Company would proceed with further research or any development of such products, and how the potential value from such potential future products might be reflected in a financial analysis of the Company, even without relying on financial projections relating to such products, including by use in a discounted cash flow analysis of a perpetuity growth rate that would reflect the value of the Company's research and development platform. Company management also reported on the public announcement of the results of its pivotal efficacy study of the parvovirus monoclonal antibody and the rise of the Company’s stock price after that announcement, and confirmed that the financial projections as previously prepared had anticipated those results with respect to the parvovirus monoclonal antibody and did not need to be revised on that account. Following discussion, our Board determined that the financial projections should not include potential future products that Company management had not decided to pursue and whose value could be reflected in a perpetuity growth rate as used in a discounted cash flow analysis to reflect the value of the Company's research and development platform, and authorized Barclays to use such projections, without the potential future products, as described above, as a basis for Barclays’ financial analyses and opinion as to the fairness, from a financial point of view, of the merger consideration to be offered by Elanco to the holders of Company common stock (other than Elanco and its affiliates). A representative from Morrison & Foerster discussed the markup of the draft merger agreement provided by Covington & Burling. The representative from Morrison & Foerster noted that Covington & Burling’s draft, among other things, reduced the complete commitment that had been requested of Elanco to take actions to obtain regulatory approvals. Our Board discussed Elanco’s request for retention agreements, and, after discussion with counsel, determined to reserve decision over whether to permit management to begin considering retention agreements until it received further information on Elanco’s request.

On June 4, 2021, Covington & Burling delivered an initial draft support agreement to Morrison & Foerster, which Elanco had requested be signed by all directors and executive officers of the Company.

On June 4, 2021, antitrust counsel for Elanco began providing certain information regarding Elanco’s product development efforts to the Company’s outside antitrust counsel on an outside counsel only basis.

On June 6, 2021, Morrison & Foerster delivered markups of the draft merger agreement and the draft support agreement to Covington & Burling.

On June 7, 2021, Covington & Burling delivered to Morrison & Foerster a markup of the draft merger agreement that provided for, among other things, a single-step merger transaction structure rather than a two-step tender offer and short form merger.

On June 8, 2021, Elanco requested an extension of the exclusivity period through 11:59 pm NY time on Wednesday, June 16, 2021. Also on June 8, 2021, Covington & Burling delivered a markup of the draft support agreement to Morrison & Foerster.

On June 9, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Company management and the representatives of Barclays discussed the status of negotiations with Elanco. A representative of Barclays noted that Elanco had requested an extension of exclusivity through the end of June 16, 2021. A representative from Morrison & Foerster noted that in their revised draft merger agreement Elanco had limited some of Elanco’s commitments with respect to seeking antitrust approvals, and discussed with our Board the potential impact of such changes on the timing and likelihood of obtaining approvals. The representative from Morrison & Foerster also noted that Elanco had provided selected information relating to some of its product development efforts on an outside counsel only basis. Our Board discussed the antitrust and other aspects of the draft merger agreement received from Elanco, including the implications of using a merger structure, including the potential impact on the timing of the transaction and on our Board’s fiduciary obligations with respect to alternative transactions, the interim operating covenants and the scope of the potential liability for the Company in case of termination of the merger agreement. Our Board also discussed Elanco’s request for an extension of the exclusivity period. Our Board directed Dr. Chin to communicate to Elanco that exclusivity may be extended if Elanco would make additional commitments to act to obtain antitrust approval. Additionally, the representative from Morrison & Foerster noted that Elanco had required in its draft merger agreement that certain personnel sign retention agreements as a condition to signing the merger agreement, although Elanco had not indicated with whom those agreements would have to be signed. After consulting with counsel, our Board discussed whether to allow Elanco to present retention agreements to Company management and determined to allow the Company’s senior management to begin discussing retention or other agreements with Elanco, if Elanco requested such discussions, subject to further review by our Board.

Also on June 9, 2021, Morrison & Foerster delivered further markups of the draft merger agreement and draft support agreement to Covington & Burling.

On June 10, 2021, Covington & Burling delivered a further markup of the draft support agreement to Morrison & Foerster.

On June 11, 2021, Elanco proposed certain changes it would agree to make in the merger agreement related to its antitrust commitments in exchange for, among other things, exclusivity being extended through noon New York time on June 16. Later that day, Covington & Burling delivered a markup of the draft merger agreement, which included Elanco’s previously proposed merger structure, reflecting the proposed terms and other changes.

On June 11, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. Our Board discussed Elanco’s proposal with respect to antitrust and other issues. Our Board considered the risks of antitrust delays or other issues in connection with a transaction with Elanco. Our Board discussed the antitrust and other covenants, including requesting additional flexibility with respect to interim operating covenants if approvals took longer than anticipated. Our Board determined to extend Elanco’s exclusivity period until market open on June 16, 2021 and to accept Elanco’s antitrust-related proposals, but directed Morrison & Foerster to seek additional flexibility to certain of the interim operating covenants. Additionally, Dr. Chin provided an update on the status of potential retention agreements and reported that Elanco had proposed that he enter into a consulting agreement, though no terms or form of agreement had been provided to him. Elanco subsequently provided forms of the retention agreements to Dr. Chin, who provided them to the Board.

Later on June 11, 2021, the Company and Elanco entered into an agreement to extend the exclusivity period to 9:30 a.m. New York City Time on June 16, 2021.

On June 12, 2021, Morrison & Foerster delivered a markup of the draft merger agreement to Covington & Burling.

On June 13, 2021, Covington & Burling delivered markups of the draft merger agreement and draft support agreement to Morrison & Foerster.

On June 13, 2021, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. A representative from Morrison & Foerster described the status of negotiations with Elanco and then reviewed with our Board their fiduciary duties with respect to their consideration of the proposed transaction. The representative from Morrison & Foerster then reviewed with our Board the principal terms of the draft merger agreement and the draft support agreement. Our Board discussed the remaining open issues in the draft merger agreement, including antitrust matters. Dr. Chin provided an update regarding the retention agreements proposed by Elanco and other compensation agreements. Representatives of Barclays discussed its preliminary financial analysis of Elanco’s proposed price of $9.25 per share in cash. Representatives from Barclays also reviewed information as to the historical relationship of Barclays with each of the Company and Elanco. Our Board directed Company management and the representatives of Morrison & Foerster and Barclays to continue to negotiate open issues in the merger agreement. The representative from Morrison & Foerster also discussed next steps, including the potential timeline for finalizing the merger agreement and the ancillary agreements and having our Board consider whether to approve such agreements.

On June 14, 2021, Morrison & Foerster delivered markups of the draft merger agreement and draft support agreement to Covington & Burling. Later on June 14, 2021, Covington & Burling delivered markups of the draft merger agreement and draft support agreement to Morrison & Foerster.

On June 15, 2021, Morrison & Foerster delivered a markup of the draft merger agreement to Covington & Burling. Representatives of the Company and Elanco, and their respective advisors, then met to discuss issues raised in that markup. Later on June 15, 2021, Covington & Burling delivered a markup of the draft merger agreement to Morrison & Foerster.

On June 15, 2021, the Compensation Committee of our Board met in the afternoon, with representatives of Morrison & Foerster and TroyGould in attendance. In connection with the potential approval by our Board of the merger agreement, and subject to that approval, the Compensation Committee discussed and adopted resolutions recommending that our Board terminate the Company’s equity plans and Employee Stock Purchase Plan, in each case in connection with and subject to the closing of the merger pursuant to the merger agreement.

Following the meeting of the Compensation Committee, our Board met, with representatives of Barclays, Morrison & Foerster, TroyGould and Company management also attending. One director was absent from the meeting due to pre-existing travel arrangements that the director had previously disclosed to our Board. A representative of Morrison & Foerster and Dr. Chin described the negotiations with Elanco since the last Board meeting. The representative of Morrison & Foerster reviewed with our Board their fiduciary duties with respect to consideration of the proposed transaction. The representative of Morrison & Foerster then reviewed with our Board the terms of the draft merger agreement, noting the changes in the draft since the review of the draft merger agreement at our Board meeting on June 13, 2021, including various changes to the interim operating covenants, the parties’ respective termination rights and the related fee potentially payable by the Company. Dr. Chin noted that Elanco had deferred discussion of retention agreements until after the announcement of the transaction. Representatives of Barclays discussed its financial analysis of Elanco’s proposed price of $9.25 per share in cash pursuant to the merger agreement. Following discussion by our Board, upon the request of our Board, Barclays delivered its oral opinion to our Board, which was confirmed by delivery of a written opinion dated June 15, 2021, to the effect that, as of the date of such opinion, based upon and subject to the qualifications, assumptions and limitations set forth in Barclays’ written opinion, a draft of which had been provided to our Board, the merger consideration to be offered by Elanco to the holders of shares of Company common stock (other than Elanco and its affiliates) in the merger was fair to such holders from a financial point of view. The full text of the written opinion of Barclays, dated June 15, 2021, which sets forth, among other matters, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Barclays in rendering their opinion, is attached as Annex D to this proxy statement. For a further discussion of Barclays’ opinion, see the section entitled “Proposal 1: Proposal to Adopt the Merger Agreement-Opinion of KindredBio’s Financial Advisor”.

After discussion among the directors, with the assistance of Company management and representatives from the Company’s legal and financial advisors, our Board determined, unanimously by those present, that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, the Company and our stockholders and declared it advisable to enter into the merger agreement, and resolved to recommend that the Company’s stockholders approve the adoption of the merger agreement.

Later on June 15, 2021, following our Board meeting, the parties executed and delivered the merger agreement, and all signatories to the support agreements executed and delivered the support agreements.

On June 16, 2021, prior to the opening of trading in the Company’s stock, the Company and Elanco issued a joint press release, announcing the proposed merger.
Recommendations of Our Board and Reasons for the Merger
At a meeting on June 15, 2021, our Board determined, unanimously by those present, that the terms of the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, the Company and our stockholders and declared it advisable to enter into the merger agreement. Accordingly, our Board has recommended that the stockholders vote “FOR” Proposal 1, the merger proposal.

In evaluating the merger, and in reaching its decision to recommend that our stockholders approve the adoption of the merger agreement, our Board consulted with our management team as well as our outside legal and financial advisors. Our Board considered a number of factors (without assigning weight to any one factor), including but not limited to the following material factors (not necessarily in order of importance) that our Board viewed as supporting its decision to approve the merger and to recommend that our stockholders approve the adoption of the merger agreement:
•the current and historical trading prices of our common stock, and the fact that the merger consideration of $9.25 for each share of our common stock represents a premium of (1) 46% to the closing price of our common stock of $6.34 on June 15, 2021, (2) 52% to the 30 trading day volume-weighted average price of our common stock for the period ended June 15, 2021 and (3) a 33% premium to the 52-week high price of our common stock for the period ended June 15, 2021;
•our Board’s knowledge of the business, operations, financial condition, earnings and prospects of the Company, as well as its knowledge of the current and prospective environment in which the Company operates, including economic and market conditions;
•the status and prospects for the Company’s current pipeline, including the risks inherent in the research, development and regulatory review and other factors potentiality impacting our ability to execute on our business plan, including, among others, the risks associated with the outcome of future clinical trials and the possibility that future clinical study results will not be consistent with those previously observed, and the risk that regulatory authorities might not approve our product candidates or might require restrictions, limitations or warnings in the labels of approved products;
•our Board's review of strategic alternatives and the fact that the Company, with the assistance of Barclays, sought offers to acquire the Company, during which in 2021 Barclays or Company management contacted or communicated with 5 parties;
•the fact that (1) prior to the entry into an exclusivity agreement with Elanco, Company A, Company B and Company D informed the Company that they would not proceed with any further proposal with respect to an acquisition of the Company, and (2) no other final offer was made;
•the risks, uncertainties and costs of remaining an independent public company, given the Company’s relative size and competitive position in the market, including additional risk factors pertaining to the Company that are listed in Item 1A of Part I of its most recent Annual Report filed on Form 10-K;
•the fact that the merger consideration is a fixed cash amount, providing our stockholders with certainty of value and immediate liquidity upon the closing of the merger and does not expose them to future risks related to our business or the financial markets generally;
•our ability under certain circumstances, pursuant to the merger agreement, to consider and respond to unsolicited acquisition or other specified proposals from third parties, and if, after consultation with our outside legal counsel and financial advisor, our Board has determined in good faith that such a proposal is a superior proposal and that failure to take such actions would be inconsistent with its fiduciary obligations pursuant to applicable law and, subject to the conditions in the merger agreement, including Elanco’s right to negotiate improvements to the merger agreement for a limited period of time, our ability to terminate the merger agreement, subject to payment of the termination fee, in order to enter into an alternative acquisition agreement by the Company to consummate such superior proposal;
•the ability of our Board under certain circumstances, pursuant to the merger agreement, to change its recommendation to the Company’s stockholders in connection with any material change, event, fact, development or occurrence (other than relating to an acquisition proposal) that was not known or reasonably foreseeable, or the consequences of which were not known or reasonably foreseeable, by our Board as of the date of the merger agreement, subject to Elanco’s right pursuant to the merger agreement to negotiate improvements to the merger agreement for a limited period of time and further subject to the payment by the Company of the termination fee if Elanco terminates the merger agreement in connection with such change of recommendation;
•the terms and conditions of the merger agreement, which were reviewed by our Board with the assistance of our legal advisors, and the fact that such terms and conditions were the result of a competitive solicitation process and arm’s-length negotiations between Elanco and us;
•the oral opinion of Barclays to our Board on June 15, 2021, which was subsequently confirmed by delivery of a written opinion dated such date, to the effect that, as of such date, and based upon and subject to the qualifications, assumptions and limitations and set forth in Barclays’ written opinion, from a financial point of view, the merger consideration to be offered to the holders of Company common stock (other than Elanco and its affiliates) in the merger was fair, from a financial point of view, to such holders, as more fully described in the section entitled “-Opinion of KindredBio’s Financial Advisor” beginning on page 36 which provides a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion and which is qualified in its entirety by reference to the full text of the opinion attached hereto as Annex D;
•the fact that the potential for closing the merger in a reasonable timeframe could reduce the amount of time in which our business would be subject to the potential uncertainty of closing and related disruption;
•the fact that the merger would be subject to the approval of our stockholders, and our stockholders would be free to reject the merger by voting against the adoption of the merger agreement for any reason (although the Company may be required to pay a termination fee under certain circumstances if following such termination the Company were to enter into a definitive agreement relating to an acquisition or other specified transaction or otherwise consummate such a transaction); and
•the appraisal rights in connection with the merger available to those of our stockholders who timely and properly exercise such appraisal rights under the DGCL if certain other conditions are met, as more fully described under “—Appraisal Rights” beginning on page 49.
Our Board also considered potentially negative factors (not necessarily in order of importance) in its deliberations concerning the merger agreement and the merger (without assigning weight to any one factor), including:
•the merger would preclude our stockholders from having the opportunity to participate in the future performance of our assets, future potential earnings growth (including with respect to any products developed in the future), future potential appreciation of the value of our common stock or future dividends that could be realized depending on our future performance;
•the possibility that the merger might not be consummated, including for failure to obtain the approval of our shareholders or requisite regulatory approvals or to satisfy other conditions, and, if it is not consummated, (1) our directors, management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction; (2) the Company will have incurred significant transaction costs; (3) our continuing business relationships with our employees and business partners may be adversely affected; (4) the trading price of our stock could be adversely affected; (5) the other contractual and legal remedies available to us in the event of termination of the merger agreement may be insufficient, costly to pursue or both; (6) the potential adverse perception of the market on our prospects; and (7) the termination fee of $15,496,000 that may become payable by us to Elanco upon termination of the merger agreement under specified circumstances;
•the possibility that the merger, if consummated, may not be consummated for up to 12 months, and that regulatory approval might not be received prior to termination of the merger agreement;
•the costs involved in connection with entering into and completing the merger and the substantial time and effort of our management team required to consummate the merger and the related disruptions in the operation of our business;
•the restrictions on the conduct of our business contained in the merger agreement, which could delay or prevent us from undertaking certain activities and capitalizing on certain business opportunities that may arise prior to the consummation of the merger;
•the potential difficulty in retaining and incentivizing employees given the announcement of the merger;
•pendency of the merger or failure to complete the merger may cause harm to relationships with our business associates and may divert management and employee attention away from the day-to-day operation of our business;
•the possibility that other parties not contacted by the Company or Barclay’s might be prepared to make a better offer;
•our inability to solicit competing acquisition proposals and the possibility that the termination fee payable by us upon the termination of the merger agreement in certain circumstances could discourage other potential bidders from making a competing bid to acquire us;
•the fact that an all-cash merger would be a taxable transaction for U.S. federal income tax purposes; and

•the fact that certain of our executive officers and directors may have interests in the merger that may be different from, or in addition to, our stockholders generally. See “— Interests of Our Named Executive Officers and Directors in the Merger” beginning on page 43.
Merger Consideration
Under the terms of the merger agreement, immediately prior to the effective time of the merger, each share of our common stock that is outstanding immediately prior to the effective time of the merger (other than shares of our common stock (i) held by the Company as treasury stock (or by any wholly owned subsidiary thereof), (ii) owned by Elanco or Merger Sub, (iii) owned by any direct or indirect wholly owned subsidiary of Elanco or (iv) held by stockholders who have neither voted in favor of the merger proposal nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of our common stock in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”) as described further under “Proposal 1: Proposal to Adopt the Merger Agreement—Appraisal Rights” beginning on page 49 of this proxy statement) will be cancelled and automatically converted into the right to receive cash in the amount equal to $9.25 per share, without interest and less any applicable withholding taxes payable in respect thereof.
Consequences if the Merger is Not Completed
If the adoption of the merger agreement is not approved by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock pursuant to the merger agreement. Instead, we will remain a public company and our common stock will continue to be registered under the Exchange Act and listed on The Nasdaq Capital Market.
Opinion of KindredBio’s Financial Advisor
KindredBio engaged Barclays to provide financial advisory services with respect to a possible sale of KindredBio, pursuant to an engagement letter dated January 10, 2020, the term of which was extended pursuant to an amendment dated May 24, 2021. On June 15, 2021, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to our Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be offered to the KindredBio stockholders in the merger (other than Elanco and its affiliates) is fair, from a financial point of view, to such stockholders.
The full text of Barclays’ written opinion, dated as of June 15, 2021, is attached as Annex D to this proxy statement. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. We encourage you to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.
Barclays’ opinion, the issuance of which was approved by Barclays’ Fairness Opinion Committee, is for the use and benefit of our Board, addresses only the fairness, from a financial point of view, of the merger consideration to be offered to the KindredBio stockholders (other than Elanco and its affiliates) and is not intended to be and does not constitute a recommendation to any KindredBio stockholder as to how such stockholder should vote with respect to the merger or any other matter. The terms of the merger were determined through arm’s-length negotiations between KindredBio and Elanco and were approved by our Board unanimously by those directors present. Barclays did not recommend any specific form of consideration to KindredBio or that any specific form of consideration constituted the only appropriate consideration for the merger. Barclays’ opinion did not address the relative merits of the merger as compared to any other transaction or business strategy in which KindredBio might engage. Barclays was not requested to opine as to, and its opinion does not in any manner address, KindredBio’s underlying business decision to proceed with or effect the merger or the likelihood of consummation of the merger. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the merger consideration to be offered to the KindredBio stockholders in the merger. No limitations were imposed by our Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
In arriving at its opinion, Barclays, among other things:
•reviewed and analyzed a draft of the merger agreement, dated as of June 15, 2021, and the specific terms of the proposed merger;
•reviewed and analyzed publicly available information concerning KindredBio that Barclays believed to be relevant to its analysis, including KindredBio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021;
•reviewed and analyzed financial and operating information with respect to the business, operations and prospects of KindredBio furnished to Barclays by KindredBio, including financial projections of KindredBio prepared by KindredBio’s management and certain adjustments to such projections prepared at the direction of KindredBio’s management (which we refer to in this proxy as the "projections"), which are described in the following section under “—Forward-Looking Financial Information”;
•reviewed and analyzed the trading history of KindredBio’s common stock from June 16, 2020 to June 15, 2021;
•reviewed and analyzed published estimates of independent research analysts with respect to KindredBio’s future financial performance and price targets;
•reviewed and analyzed the results of Barclays’ solicitation of indications of interest from third parties with respect to KindredBio’s sale;
•had discussions with the management of KindredBio concerning KindredBio’s business, operations, assets, liabilities, financial condition and prospects; and
•undertook such other studies, analyses and investigations as Barclays deemed appropriate.
In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and did not assume responsibility or liability for any independent verification of such information) and further relied upon the assurances of the management of KindredBio that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the projections, upon the advice of KindredBio, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of KindredBio as to the future financial performance of KindredBio and that KindredBio would perform substantially in accordance with such projections. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such projections or estimates described herein or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of KindredBio and did not make or obtain any evaluations or appraisals of the assets or liabilities of KindredBio. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, June 15, 2021. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after June 15, 2021.
Barclays assumed that the executed merger agreement would conform in all material respects to the last draft reviewed by Barclays. In addition, Barclays assumed the accuracy of the representations and warranties contained in the merger agreement and all agreements related thereto. Barclays also assumed, upon the advice of KindredBio, that all material governmental, regulatory and third party approvals, consents and releases for the merger would be obtained within the constraints contemplated by the merger agreement and that the merger would be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the merger, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood that KindredBio had obtained such advice as it deemed necessary from qualified professionals.

In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of KindredBio common stock but rather made its determination as to fairness, from a financial point of view, to the KindredBio stockholders (other than Elanco and its affiliates) of the merger consideration to be offered to such stockholders in connection with the merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and review and the application of those methods to particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, Barclays did not attribute any particular weight to any single factor considered by it but rather made qualitative judgments as to the significance and relevance of each factor relative to all other factors considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analysis must be considered as a whole, as considering any portion of such analysis and factors, without considering all factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
Summary of the Material Financial Analysis
The following is a summary of the material financial analysis used by Barclays in preparing its opinion to our Board. The summary of Barclays’ analysis and reviews provided below is not a complete description of the analysis and reviews underlying Barclays’ opinion. Barclays determined that other analyses would not be meaningful due to KindredBio’s profile and partnership based business model.
For the purposes of its analyses and reviews, Barclays made a number of assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of KindredBio or any other parties to the proposed merger. None of KindredBio, Elanco, Merger Sub, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.
The summary of the financial analysis and reviews summarized below include information presented in tabular format. In order to fully understand the financial analysis and reviews used by Barclays, the table must be read together with the text of the summary, as the table alone does not constitute a complete description of the financial analysis and reviews. Considering the data in the table below without considering the full description of the analysis and reviews, including the methodologies and assumptions underlying the analysis and reviews, could create a misleading or incomplete view of Barclays’ analysis and reviews.
Discounted Cash Flow Analysis
In order to estimate the present value of KindredBio common stock, Barclays performed a discounted cash flow analysis of KindredBio to determine ranges of implied net present values per share as of June 30, 2021 using a mid-period discounting convention based upon the projections, as described in the section entitled “—Forward Looking Financial Information.” A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value of KindredBio using the discounted cash flow method, Barclays added (i) the present value of KindredBio’s projected after-tax unlevered free cash flows for fiscal years 2021 (second half)

through 2025 based on the projections, (ii) the present value of the “terminal value” of KindredBio as of December 31, 2025 and (iii) the present value of the expected usage of certain federal and state net operating losses carryforwards and federal and state research and development tax credits, using a range of selected discount rates. The after-tax unlevered free cash flows were calculated as set forth in the section entitled “—Forward-Looking Financial Information” beginning on page 40. Using the “perpetuity growth” method, the residual value of KindredBio at the end of the forecast period, or “terminal value,” was estimated by selecting a range of 3.0% to 5.0% of annual growth rates for KindredBio in perpetuity after December 31, 2025, as acknowledged by KindredBio management, which was derived by Barclays utilizing its professional judgment and experience, taking into account the financial forecasts and market expectations, including the potential value of the Company's research and development platforms, and applying such ranges to the projections. The federal and state (i) net operating losses carryforwards and (ii) research and development tax credits (the aggregate net present value of which amounts to approximately $42 million), for fiscal years 2021 (second half) through 2036, were determined using the projections and assumed a range of discount rates of KindredBio of 11.0% to 13.0%. Such range of discount rates of 11.0% to 13.0% was selected to reflect the risk of a company the size of KindredBio, with limited commercial resources, and dependence on future pipeline development, and based on an analysis of the weighted average cost of capital of KindredBio, taking into account KindredBio’s capital structure, yields for U.S. Treasury notes, levered and unlevered betas for KindredBio, market risk premium, tax rates and other appropriate factors. Barclays used the mid-period convention in its discounted cash flow analysis to more accurately reflect the present value of future cash flows because cash flows are actually earned throughout the year rather than at the end of the year. Barclays then calculated a range of implied prices per share of KindredBio common stock by adding estimated net cash as of June 30, 2021 to the estimated enterprise value using the discounted cash flow method and dividing such amount by the fully diluted number of shares of KindredBio common stock outstanding (approximately 47 million, determined using the treasury stock method and taking into account outstanding in-the-money options and restricted stock awards) as of June 1, 2021, as provided by KindredBio management. The following summarizes the result of these calculations:

Discounted Cash Flow Analysis
Implied Equity Value Per Share Reference Range	$5.34 - $7.57
Barclays noted that on the basis of the discounted cash flow analysis, the implied value of the merger consideration of $9.25 per share was above the range of implied values per share of $5.34 to $7.57 of KindredBio common stock, calculated using the projections.
Other Factors
Barclays also reviewed and considered other factors, which were not considered part of its financial analysis in connection with rendering its opinion, but were references provided to our Board for informational purposes, including, among other things, the Historical Stock Price Trading Analysis and the Research Analyst Price Targets Analysis described below.
Historical Stock Price Trading Analysis
Barclays considered historical data with regard to the trading prices of KindredBio common stock for the period from June 16, 2020 to June 15, 2021. Barclays noted that during this period, the closing price of KindredBio common stock ranged from $3.29 per share to $6.94 per share. Historical stock trading prices for KindredBio were used for informational purposes only and were not included in Barclays’ financial analyses.
Research Analyst Price Targets
Barclays reviewed, for informational purposes, as of June 15, 2021, the publicly available price targets of KindredBio common stock published by equity research analysts associated with various Wall Street bulge-bracket and middle market brokers. The research analysts’ price target per share of KindredBio common stock ranged from $9.00 to $16.00 per share. The publicly available share price targets published by such equity research analysts do not necessarily reflect the current market trading price for KindredBio common stock and these estimates are subject to uncertainties, including future financial performance of KindredBio and future market conditions. Research analyst price targets for KindredBio were used for informational purposes only and were not included in Barclays’ financial analyses.
General
Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Our Board selected Barclays because of its familiarity with KindredBio and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the merger.
Barclays is acting as financial advisor to KindredBio in connection with the merger. As compensation for its services in connection with the merger, KindredBio has agreed to pay Barclays an estimated transaction fee of $6.8 million, $1.0 million of which became payable upon the delivery of Barclays’ opinion, and the remainder of which is contingent upon the consummation of the merger. The opinion fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the merger. In addition, KindredBio has agreed to reimburse Barclays for its reasonable expenses incurred in connection with the merger, up to an aggregate amount of $200,000, and to indemnify Barclays for certain liabilities that may arise out of its engagement by KindredBio and the rendering of Barclays’ opinion. Barclays has performed various investment banking and financial services for KindredBio and Elanco in the past, and it expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. Specifically, in the past two years, Barclays has performed the following investment banking and financial services: (a) for KindredBio, in January 2019, acted as lead-left bookrunner for KindredBio’s offering of approximately $40 million in common stock and (b) for Elanco, (i) in January 2020, acted as co-manager for Elanco’s offerings of tangible equity units and common stock, (ii) Barclays is currently a lender to Elanco (in connection with an unrelated transaction), and (iii) in addition, Barclays has been a counterparty to Elanco in various risk management transactions. During the period beginning January 1, 2019 through the date of rendering its opinion, excluding the opinion fee in connection with the merger, the aggregate amount of fees that Barclays received from KindredBio for the investment banking and financial services described above is approximately $1.4 million. During the period beginning January 1, 2019 through the date of rendering its opinion, the aggregate amount of fees that Barclays received from Elanco for the investment banking and financial services described above is approximately $9.8 million.
Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of KindredBio and Elanco for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
Forward-Looking Financial Information
Other than historically providing periodic guidance regarding development timelines, alongside annual operating expense and capital expenditure expectations, and an estimate of cash runaway, we do not as a matter of course make public our management’s forecasts or projections of future performance, earnings or other results given, among other things, the unpredictability, uncertainty and subjectivity of the underlying assumptions and estimates inherent in preparing financial forecasts or projections. In connection with our Board’s consideration of the proposed merger, however, Company management prepared and provided certain projections, a summary of which is provided below, to our Board, for its use in considering the proposed merger and our alternatives, which include in the projection of total revenue, among other things, projections of upfront and milestone payments and royalty payments from out-licensing of our products and pipeline candidates, but do not include payments for potential future products that we have not yet decided whether to pursue. Our Board approved Barclays’ use of and reliance on those projections in connection with Barclays’ financial analysis and opinion as to the fairness, from a financial point of view, of the merger consideration to be offered to the Company stockholders (other than Elanco and its affiliates). The projections summarized below were the only projections approved by our Board for Barclays' use of and reliance on in connection with Barclays' financial analysis and opinion. The projections were not provided to Elanco. The projections were prepared on an accounting basis consistent with our historical financial statements; however, the projections were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or generally accepted accounting principles (“GAAP”). Our independent registered public accounting firm has not compiled or examined any of the projections or expressed any conclusion or provided any form of assurance with respect to the projections and, accordingly, assumes no responsibility for them.
The projections included below are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act and are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared by us in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by our management with respect to, among other things, the probability of success of our product candidates through clinical trials and through regulatory approval, our ability to enter into licensing and partnering agreements, the commercial success or our products, changes in revenue mix, sales and marketing expenses, competition, changes in our business, financial condition or results of operations, general economic, market, regulatory, interest rate and financial conditions, the availability and cost of capital for future investments, and those risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the SEC. See also the section entitled “—Forward-Looking Statements” beginning on page 18.
None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ. In addition, the projections do not take into account any of the transactions contemplated by the merger agreement, including the merger, or the effect on the Company of any possible failure of the merger to occur, any of which may also cause actual results to materially differ. The summary of the projections is not included herein to induce any stockholder to vote in favor of the merger or any of the other proposals to be voted on at the special meeting or to influence any stockholders to make any other investment decision.
KindredBio stockholders are cautioned not to place undue reliance on the projections presented below, as KindredBio may not achieve the results set forth in the projections regardless of whether the merger is completed.
For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, or that the Company, Elanco or any of their respective affiliates, advisors or representatives or any recipient of the projections considered, or now considers, them to be necessarily predictive of actual future events, and they should not be relied on as such. None of the Company, Elanco or any of their respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable law, we do not intend to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.
We use certain non-GAAP financial measures, including EBIT and unlevered free cash flow. We use these non-GAAP financial measures in analyzing our financial results and believe that they enhance investors’ understanding of our financial performance and the comparability of our results to prior periods, as well as against the performance of other companies. Financial measures included in forecasts provided to a financial advisor in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore the forecasts are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Our calculation of non-GAAP financial measures may differ from other companies and EBIT and unlevered free cash flow are not necessarily comparable with similar titles used by other companies.
Furthermore, certain of these projections take into account our anticipated use of net operating loss carryforwards (“NOLs”) for federal and state income tax purposes. As of December 31, 2020, we had NOLs for federal and state income tax purposes of $211.8 million and $117.2 million, respectively, of which approximately $15.6 million federal NOLs and $18.9 million California NOLs are expected to be permanently disallowed.
The following table summarizes our management’s financial projections, on a standalone basis without giving effect to the merger, for the six month period ending December 31, 2021 and the fiscal years ending December 31, 2022 through December 31, 2025 (dollars in millions):

	2H 2021E	2022E	2023E	2024E	2025E
Total Revenue(1)	$ 10	$ 117	$ 104	$ 95	$ 125
EBIT(2)	$ (18)	$ 48	$ 35	$ 14	$ 30
Unlevered free cash flow(3)	$ (19)	$ 15	$ 25	$ 8	$ 13

(1)	Reflects projections of (i) upfront payments, milestone payments and royalties from out-licensing of product and pipeline candidates, (ii) net product revenue in 2021 from the sale of remaining inventory and (iii) contract manufacturing and other revenues, adjusted for probability of technical and regulatory success of product candidates and pipeline candidates.
(2)	Earnings before interest and taxes.
(3)	Unlevered free cash flow is defined as EBIT less tax expense (assuming a 27% tax rate), plus depreciation and amortization, less capital expenditures, less changes in net working capital.
Financing
The merger is not subject to a financing condition. Elanco and Merger Sub have represented in the merger agreement that Elanco and Merger Sub have available to them as of the date of the merger agreement, and will have available to them at the closing of the merger, all funds necessary to satisfy all of their obligations under the merger agreement, including to pay the aggregate merger consideration and all other amounts payable under the merger agreement.
Treatment of Equity Awards in the Merger
Treatment of Outstanding Equity-Based Awards
KindredBio Restricted Stock
•At the effective time of the merger, each share of KindredBio Restricted Stock that is outstanding immediately prior to the effective time will fully vest (to the extent such KindredBio Restricted Stock would not otherwise vest) and be cancelled and converted automatically into the right to receive the merger consideration.
KindredBio Options
•At the effective time of the merger, each outstanding KindredBio Option will become fully vested (to the extent unvested or to the extent such KindredBio Option would not otherwise vest) and be automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the excess, if any, of the merger consideration over the exercise price per share subject to such KindredBio Option and (b) the total number of shares subject to such KindredBio Option. Payments in respect of KindredBio Options are payable, as soon as reasonably practicable (and any event within 10 calendar days) following the effective time.
•Any KindredBio Option with a per share exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
KindredBio RSUs
•At the effective time of the merger, each KindredBio RSU will become fully vested (to the extent unvested or to the extent such award would not otherwise vest), and be automatically cancelled and converted into the right to receive an amount in cash equal to the product of (A) the total number of shares of our common stock subject to such KindredBio RSU and (B) the merger consideration. Payments in respect of KindredBio RSUs are payable, as soon as reasonably practicable (and any event within 10 calendar days) following the effective time.
In the case of any KindredBio Options or KindredBio RSUs that are subject to performance periods that are ongoing as of the effective time, performance conditions shall be deemed satisfied (to the extent such performance conditions would not otherwise be deemed satisfied) at the greater of target and actual performance (as determined by our Board) as of the effective time.
Treatment of KindredBio Equity Plans and the ESPP
At the effective time of the merger, each of our 2012 Equity Incentive Plan, 2016 Equity Incentive Plan and 2018 Equity Incentive Plan shall be terminated, and no further shares of our common stock, equity awards or other rights with respect to our common stock shall be granted thereunder.
We, our Board, and the compensation committee of our Board will take all actions necessary such that the ESPP and all outstanding rights under the ESPP will terminate as of the day immediately prior to the effective time, contingent upon the occurrence of the closing. Following the date of the merger agreement, (i) no new participants are permitted to participate in the ESPP, (ii) existing participants may not increase their payroll deductions or purchase elections from those in effect on the date of the merger agreement and (iii) no new offering or purchase period shall be authorized or commenced. The final offering period will terminate no later than the day immediately prior to the effective time. All amounts allocated to a participant’s ESPP account at the end of the final offering period will be used to purchase whole shares of our common stock under the terms of the ESPP, which shares will be cancelled at the effective time in exchange for the right to receive the merger consideration; we will return the funds, if any, that remain in each participant’s account after such purchase.
Interests of Our Named Executive Officers and Directors in the Merger
When considering the recommendation of our Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that some of our directors and executive officers have interests in the merger that may be deemed to be different from, or in addition to, the interests of our stockholders generally, as more fully described below. Our Board was aware of these interests and considered them, among other matters, during its deliberations on the merits of the merger, in evaluating and overseeing the negotiation of the merger agreement, in reaching its decision to approve and adopt the merger agreement, and in deciding to recommend, and recommending that stockholders vote in favor of adopting the merger agreement. Interests of our named executive officers and directors that may be different from or in addition to the interests of our stockholders generally include, among others:
•in the case of our non-employee directors and our current named executive officers, their KindredBio Options will become fully vested and be automatically cancelled and converted into the right to receive a cash payment equal to the product of (a) the excess, if any, of the merger consideration over the exercise price per share of such KindredBio Option and (b) the total number of shares subject to such KindredBio Option, payable as soon as reasonably practicable (and any event within 10 calendar days) following the effective time;
•in the case of our current named executive officers, their KindredBio RSUs will become fully vested and be automatically cancelled and converted into the right to receive a cash payment equal to the product of (a) the total number of shares subject to such awards and (b) the merger consideration at the effective time, payable as soon as reasonably practicable (and any event within 10 calendar days) following the effective time;
•in the case of our current named executive officers, in the event of a termination of employment (i) without cause, (ii) by the Company for any reason within the 12 month period following the effective time of the merger, (iii) due to a resignation by such named executive officer for good reason (as defined in their employment agreements), or (iv) due to death or disability, they will be eligible to receive certain contractual severance payments which includes a lump-sum payment of 12 months of his or her annual base salary (24 months in the case of Dr. Chin) and a payment equal to his or her target bonus for the year of termination (two-times such target bonus in the case of Dr. Chin), a pro rata bonus for the year of termination, full acceleration of any unvested equity awards, and continued health insurance benefits for a specified period of time following such termination of employment; and
•in the case of Dr. Zhan, under the terms of the Retention Letter, contingent upon the closing and his employment with KindredBio through the closing, he will be eligible to receive an equity award from Elanco, with a grant date value equal to 35% of his base salary in effect on the date of the closing. The equity award will vest in equal installments on the first and second anniversaries of the grant date, subject to his continued employment and the terms and conditions of the applicable equity award agreement.
For more information, see the sections entitled “Proposal 1: Proposal to Adopt the Merger Agreement—Background of the Merger” beginning on page 25 and “Proposal 1: Proposal to Adopt the Merger Agreement—Recommendations of Our Board and Reasons for the Merger” beginning on page 33. These interests are described in more detail below in the section entitled “Proposal 2: Proposal to Approve, on an Advisory Basis, the Merger-Related Compensation” beginning on page 75.
Indemnification
The Company’s directors and executive officers also have rights to indemnification and directors’ and officers’ liability insurance that will survive completion of the merger. Please see “The Merger Agreement—Directors’ and Officers’ Insurance and Indemnification” beginning on page 68.
Employment Agreements
Under the terms of each of the employment agreement of our named executive officers (our “NEOs”), in the event the NEOs’ employment is terminated by us without cause (as defined in their employment agreements), or as a result of his or her death or disability, or if he or she resigns for good reason (as defined in their employment agreements), or his or her employment is terminated within the 12 month period following a change in control of the Company (which includes the merger), then, subject to his or her execution of a general release of claims (which includes non-disparagement and non-solicitation covenants) in favor of the Company, the NEO will be entitled to receive (i) a lump-sum payment of 12 months of his or her annual base salary (24 months in the case of Dr. Chin), (ii) an amount equal to one times his or her target bonus (two times in the case of Dr. Chin), (iii) an amount equal to his or her target bonus, pro-rated based on the number of days actually served in the calendar year during which the employment termination occurs, (iv) reimbursement for up to 18 months of insurance premiums for the continuation of coverage under our health benefit plans, and (v) accelerated vesting of all of his or her outstanding equity awards.
In addition, in the event of a “corporate transaction” (as defined in their employment agreements), if his or her employment has not been terminated prior to the corporate transaction, all equity awards previously granted to our NEOs by us will vest in full.
The employment agreements also provide for a gross-up payment for any excise taxes incurred by the NEO under Section 4999 of the Code to place the NEO in substantially the same after-tax economic position that he or she would have been in had the excise taxes not applied. It is currently anticipated that no such gross-up payment will be paid in connection with the merger. The employment agreements further provide for payment of any tax, penalty and/or interest incurred by the NEO under Section 409A of the Code in connection with the payment of his or her severance benefits. It is currently anticipated that no payment will be paid in connection with the merger or any subsequent termination of the NEO’s employment.

For an estimate of the amounts that would be payable to each of our NEOs in connection with the merger, see the section entitled “Proposal 2: Proposal to Approve, on an Advisory Basis, the Merger-Related Compensation” beginning on page 75.
Dr. Zhan’s Retention Equity Grant
Pursuant to the terms and conditions of the Retention Letter, Dr. Zhan is eligible to receive an equity award from Elanco with a grant date value equal to 35% of his base salary in effect on the date of the closing. The grant of the award is contingent upon closing and his employment with KindredBio through the closing. The number of shares subject to the award will be based on the closing price of Elanco stock on the grant date and the award will vest in equal installments on the first and second anniversaries of the grant date, subject to his continued employment and the terms and conditions of the applicable equity award agreement.
For an estimate of the amounts that would be payable to Dr. Zhan in connection with the merger, see the section entitled “Proposal 2: Proposal to Approve, on an Advisory Basis, the Merger-Related Compensation” beginning on page 75.
Regulatory Matters
General Efforts
Under the merger agreement, Elanco, Merger Sub and KindredBio agreed to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the merger as soon as practicable, including: (i) preparing and filing all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain all waiting period expirations or terminations, consents, clearances, registrations, approvals, and authorizations from any third party or governmental authorities; and (ii) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals.
HSR Act; Antitrust Laws
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the merger cannot be completed until Elanco and KindredBio file a Notification and Report Form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”), and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on June 30, 2021. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period.
KindredBio and Elanco have each agreed to use its respective reasonable best efforts to (i) cooperate and consult with the other in the making of regulatory filings or submissions and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other, subject to the confidentiality agreement between the parties, to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions (other than Item “4(c)” and “4(d)” documents as those terms are used under the HSR Act); (ii) to the extent permitted by applicable law, promptly inform the other of any communication received from or given to the DOJ, FTC, or any other governmental entity; and (iii) permit the other (or its outside counsel) to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other governmental entity, or, in connection with any proceeding by a private party, with any other person, and to the extent not prohibited by the DOJ, the FTC or any other applicable governmental entity or other person, give the other (or its outside counsel) the opportunity to attend and participate in any in-person, videoconference, or telephonic meetings with the DOJ, the FTC or any other governmental entity or other person; provided that materials required to be provided pursuant to clauses (i) and (ii) may be redacted (A) to remove references concerning the valuation of KindredBio, Elanco, or any of their respective subsidiaries (B) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege or confidentiality concerns. Elanco shall, in its sole discretion, after, to the extent practicable, consultation with KindredBio and considering in good faith the view of KindredBio, (x) control all strategy to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the merger under any antitrust law and (y) lead any communications that Elanco or KindredBio engages with, or any meeting, substantive telephone call or conference that Elanco or KindredBio has with, the DOJ, the FTC or any other governmental entity, or, in connection with any proceeding by a private party, with any other person, with respect to the merger.
At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws or investment screening laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of KindredBio or Elanco. Private parties may also seek to take legal action under or the violation of antitrust laws and investment screening laws under certain circumstances.
Elanco and KindredBio agreed to use their reasonable best efforts to (i) ensure that no governmental entity with authority to clear, authorize, or otherwise approve the merger, fails to do so by the outside date, (ii) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other, whether temporary, preliminary or permanent, that would restrain or prevent or delay the closing of the merger on or before the outside date; and (iii) avoid or eliminate each and every impediment under any antitrust law so as to enable the closing to occur as soon as possible.
Elanco is not required to, and KindredBio may not (without the prior consent of Elanco), (1) execute settlements, undertakings, consent decrees, stipulations or other agreements with any governmental entity or with any other person; (2) agree to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of Elanco, KindredBio, or any of their respective subsidiaries; (3) permit KindredBio to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of KindredBio or its subsidiaries; (4) agree to take any action that limits the freedom of action, ownership or control with respect to, or ability to retain or hold, any of the businesses, assets, property rights, or product lines of Elanco, KindredBio or any of their respective subsidiaries, including (x) terminate existing relationships, contractual rights or obligations of Elanco, KindredBio or any of their respective subsidiaries, (y) terminate any joint venture or other arrangement Elanco, KindredBio or any of their respective subsidiaries, and (z) create any relationship, contractual right or obligation Elanco, KindredBio or any of their respective subsidiaries, and (5) effectuate any other change or restructuring of KindredBio or its subsidiaries (and, in the case of actions by or with respect to KindredBio or any of its subsidiaries, by consenting promptly to such action by KindredBio or its subsidiaries); provided that Elanco agreed to take such action described in the foregoing sub-clauses (1) through (3) only if such action (a) is necessary to ensure that no governmental entity with the authority clear, authorize, or otherwise approve the merger fails to do so by the outside date; (b) is not with respect to any product, product candidate or research program of KindredBio or any of KindredBio’s subsidiaries; and (c) would be immaterial to the combined business of Elanco and the surviving corporation following the closing.
Other Regulatory Approvals
One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the merger. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by KindredBio stockholders and the completion of the merger.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

Material U.S. Federal Income Tax Consequences
The following is a general discussion of the material U.S. federal income tax consequences of the merger to holders of KindredBio common stock whose shares are exchanged for cash pursuant to the merger. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences.
This discussion does not address any tax consequences of the unearned income Medicare contribution tax, any requirement for certain holders to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”, or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith), nor does it address any considerations under state, local or foreign tax laws or U.S. federal estate or gift tax laws. This discussion is not binding on the IRS or the courts and, therefore, the conclusions set forth in this discussion could be subject to challenge by the IRS, which challenge could be sustained by a court.
This discussion applies only to holders who hold their shares of KindredBio common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a holder in light of its particular circumstances, or that may apply to holders subject to special treatment under U.S. federal income tax laws. These holders subject to special treatment include, but are not limited to:
•insurance companies, banks and other financial institutions,
•dealers or brokers in securities, currencies or commodities,
•traders in securities who elect to apply the mark-to-market method of accounting,
•U.S. Holders that have a functional currency other than the U.S. dollar,
•tax-exempt organizations, governmental agencies, instrumentalities or other governmental organization and pension funds,
•tax-qualified retirement plans,
•mutual funds, foreign pension funds or their affiliates,
•certain former citizens or former long-term residents of the United States,
•S corporations or other pass-through entities or investors in such entities,
•real estate investment trusts and regulated investment companies,
•holders who hold their shares of common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction,
•holders that hold or have held, directly or through attribution rules, more than 5% percent of the common stock of KindredBio at any point during the five-year period ending on the date of the merger,
•holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements, and
•holders whose shares of common stock constitute "qualified small business stock" under the Code.

This discussion does not address the U.S. federal income tax consequences to holders of shares of common stock who exercise appraisal rights in connection with the merger under the DGCL.
This discussion also does not address the U.S. federal income tax consequences to partnerships and other pass-through entities, and any person who is a partner or member of such entities. If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships and other pass-through entities holding common stock, and any person who is a partner or member of such entities, should consult their own tax advisors regarding the tax consequences of the merger.
This discussion of material U.S. federal tax consequences is for general information purposes only and is not intended to be, and may not be construed as, tax advice. Holders of common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, state, local, foreign income or other tax laws.
U.S. Federal Income Tax Consequences of the Merger to U.S. Holders
This section discusses the general material U.S. federal income tax consequences to U.S. Holders. For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of common stock that is for U.S. federal income tax purposes:
•a citizen or resident individual of the United States;
•a domestic corporation;
•a trust if (i) a court within the United States is able to exercise primary supervision of the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or
•an estate the income of which is subject to U.S. federal income tax regardless of its source.
The receipt of cash by U.S. Holders in exchange for shares of KindredBio common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for shares of common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in its shares of common stock.
Any such gain or loss will be long-term capital gain or loss if a U.S. Holder’s holding period in the shares of common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of common stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.
U.S. Federal Income Tax Consequences of the Merger to Non-U.S. Holders
This section discusses the general material U.S. federal income tax consequences to Non-U.S. Holders. For purpose of this discussion, “Non-U.S. Holder” means a beneficial owner of shares of common stock that is neither a U.S. Holder nor a partnership (nor an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:
•the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or
•such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty).
Information Reporting and Backup Withholding
Payments made in exchange for shares of common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. Holder is not subject to backup withholding. To avoid backup withholding, a Non-U.S. Holder is required to establish an exemption from backup withholding by, for example, completing and providing to the applicable withholding agent the appropriate IRS Form W-8 for the Non-U.S. Holder, in accordance with the instructions thereto.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded by the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Appraisal Rights
If the merger is consummated, KindredBio stockholders who do not vote in favor of the adoption of the merger agreement (or consent thereto in writing), who properly demand an appraisal of their shares, who continuously hold their shares through the effective time of the merger, who otherwise comply with the procedures of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL, which we refer to as “Section 262.” Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of common stock.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that KindredBio stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of common stock is entitled to demand appraisal of the shares registered in that holder’s name. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to demand an appraisal of such holder’s shares. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to ensure that appraisal rights are exercised. Stockholders should carefully review the full text of Section 262 as well as the information discussed below.
Under Section 262, if the merger is completed, holders of record of shares of common stock who (i) submit a written demand for appraisal of such stockholder’s shares to KindredBio prior to the vote on the adoption of the merger agreement; (ii) do not vote in favor of the adoption of the merger agreement or consent thereto in writing; (iii) continuously are the record holders of such shares through the effective time of the merger; and (iv) otherwise comply with the procedures and satisfy certain ownership requirements set forth in Section 262 may be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all KindredBio stockholders who asserted appraisal rights unless (1) the total number of shares of common stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (ii) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes KindredBio’s notice to KindredBio stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex B. In connection with the merger, any holder of shares of common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex B carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the merger agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, KindredBio believes that if a stockholder is considering exercising such rights, that stockholder should seek the advice of legal counsel.
Any stockholder wishing to exercise the right to seek an appraisal of their shares of common stock must do ALL of the following:
•the stockholder must not vote in favor of the proposal to adopt the merger agreement;
•the stockholder must deliver to KindredBio a written demand for appraisal before the vote on the merger agreement at the special meeting;
•the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger); and
•a stockholder (or any person who is the beneficial owner of shares of common stock held either in a voting trust or by a nominee on behalf of such person) or the surviving corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within one hundred-twenty (120) days after the effective time of the merger (the surviving corporation is under no obligation to file any petition and has no intention of doing so).
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all KindredBio stockholders who asserted appraisal rights unless one of the ownership thresholds is met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, a KindredBio stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote his, her or its shares.
Filing Written Demand
Any holder of shares of KindredBio common stock wishing to exercise appraisal rights must deliver to KindredBio, before the vote on the adoption of the merger agreement at the special meeting at which the proposal to adopt the merger agreement will be submitted to the stockholders, a written demand for the appraisal of the stockholder's shares, and that stockholder must not submit a blank proxy or vote in favor of the proposal to adopt the merger agreement. A holder of shares of KindredBio common stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the merger agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the proposal to adopt the merger agreement, abstain from voting on the proposal to adopt the merger agreement or not vote its shares. Neither voting against the proposal to adopt the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the merger agreement. A proxy or vote against the proposal to adopt the merger agreement will not constitute a demand. A stockholder's failure to make the written demand prior to the taking of the vote on the proposal to adopt the merger agreement at the special meeting of KindredBio stockholders will constitute a waiver of appraisal rights.
Only a holder of record of shares of KindredBio common stock is entitled to demand appraisal for the shares registered in that holder's name. A demand for appraisal in respect of shares of KindredBio common stock should be executed by or on behalf of the holder of record, and must reasonably inform KindredBio of the identity of the holder and state that the person intends thereby to demand appraisal of the holder's shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS, BANKS AND NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010, Attention: Secretary, and must be delivered before the vote on the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of KindredBio common stock.
Any holder of KindredBio common stock may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to KindredBio a written withdrawal of the demand for appraisal within sixty (60) days after the effective date of the merger. However, any such attempt to withdraw the demand made more than sixty (60) days after the effective time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just.
Notice by the Surviving Corporation
If the merger is completed, within ten (10) days after the effective time, the surviving corporation will notify each holder of KindredBio common stock who has complied with Section 262, and who has not voted in favor of the proposal to adopt the merger agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within one hundred-twenty (120) days after the effective time, but not thereafter, the surviving corporation or any holder of KindredBio common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation is under no obligation to and has no present intention to file a petition, and holders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of shares of KindredBio common stock. Accordingly, any holders of KindredBio common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of shares of KindredBio common stock within the time and in the manner prescribed in Section 262. The failure of a holder of KindredBio common stock to file such a petition within the period specified in Section 262 could nullify the stockholder's previous written demand for appraisal.
Within one hundred-twenty (120) days after the effective time, any holder of KindredBio common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the proposal to adopt the merger agreement and with respect to which KindredBio has received demands for appraisal and the aggregate number of holders of such shares. The surviving corporation must mail this statement to the requesting stockholder within ten (10) days after receipt of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of KindredBio common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within twenty (20) days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.
Determination of Fair Value
After determining the holders of KindredBio common stock entitled to appraisal, the Delaware Court of Chancery will appraise the fair value of the shares of KindredBio common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided herein only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time. In Weinberger v. UOP, Inc. (which we refer to as “Weinberger”), the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although KindredBio believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither KindredBio nor Elanco anticipates offering more than the merger consideration to any stockholder of KindredBio exercising appraisal rights, and each of KindredBio and Elanco reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the fair value of a share of KindredBio common stock is less than the merger consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.
If any stockholder who demands appraisal of shares of KindredBio common stock under Section 262 fails to perfect, or loses his or her appraisal rights, or successfully withdraws such demand for appraisal, the stockholder's shares of KindredBio common stock will be deemed to have been converted at the effective time into the right to receive the merger consideration applicable to the shares, without interest and less applicable withholding taxes. A stockholder will fail to perfect, or lose, his or her appraisal rights, or effectively withdraw a demand for appraisal, if no petition for appraisal is filed within one hundred-twenty (120) days after the effective time or if the stockholder delivers to the surviving corporation a written withdrawal of the holder's demand for appraisal and an acceptance of the merger consideration in accordance with Section 262.
From and after the effective time, no stockholder who has demanded appraisal rights will be entitled to vote KindredBio common stock for any purpose, or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of KindredBio common stock, if any, payable to stockholders of KindredBio of record as of a time prior to the effective time; provided, however, that, if no petition for an appraisal is filed, or if the stockholder delivers to the surviving corporation a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within sixty (60) days after the effective time or thereafter with the written approval of the surviving corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder of KindredBio without the approval of the Delaware Court of Chancery.
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder of KindredBio wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

THE MERGER AGREEMENT
This section describes certain material terms of the merger agreement. The description of the merger agreement in this section and elsewhere in this proxy statement does not purport to be complete, may not contain all of the information about the merger agreement that is important to you and is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We urge you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.
Explanatory Note Regarding the Merger Agreement
The merger agreement, a copy of which is attached as Annex A, and this summary of its terms are included in this proxy statement to provide you with information regarding the material terms of the merger agreement. Factual disclosures about KindredBio contained in this proxy statement or in KindredBio’s public reports filed with the SEC may supplement, update or modify the factual disclosures about KindredBio contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by KindredBio, Elanco and Merger Sub were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by KindredBio, Elanco and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and, in some cases, were qualified by matters set forth on the disclosure letter delivered by KindredBio to Elanco and Merger Sub in connection with the merger agreement (the “disclosure letter”), which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement. Stockholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of KindredBio, Elanco, Merger Sub or any of their respective subsidiaries or affiliates.
The Merger; Closing and Effective Time of the Merger
The merger agreement provides that, upon the terms and subject to the conditions set forth therein, at the effective time of the merger, Merger Sub will be merged with and into KindredBio, at which time the separate corporate existence of Merger Sub will cease. KindredBio will be the surviving corporation in the merger and continue as a wholly owned subsidiary of Elanco.

The merger agreement provides that the closing of the merger will take place within three (3) business days following the satisfaction or waiver of all applicable closing conditions (other than such conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing), at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco CA 94105, unless another date or place is agreed to in writing by KindredBio and Elanco. The date on which the closing actually takes place is referred to as the “closing date.”

The merger shall become effective on the date and time at which the certificate of merger has been duly filed with the Secretary of State or at such later date and time as is agreed between the parties and specified in the certificate of merger (such date and time being referred to herein as the “effective time”).

Surviving Corporation; Officers and Directors of the Surviving Corporation
From and after the effective time, the directors of Merger Sub at the effective time shall be the directors of the surviving corporation, each to hold office until their respective successors shall have been duly elected, designated or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.
From and after the effective time, the officers of Merger Sub at the effective time shall be the officers of the surviving corporation, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.
Treatment of Securities; Treatment of Capital Stock; Conversion of Company Securities; Cancellation of Company Stock; Conversion of Merger Sub Capital Stock; Adjustment to Merger Consideration
At the effective time, by virtue of the merger and without any action on the part of KindredBio, Merger Sub or the holders of any securities of KindredBio or Merger Sub:
Except as otherwise provided in the merger agreement, each share of common stock, par value $0.0001 per share, of KindredBio issued and outstanding immediately prior to the effective time shall be cancelled and automatically converted into the right to receive $9.25 in cash, without interest and less any withholding taxes required to be withheld in respect thereof (the “merger consideration”), and holders of certificates (“Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the effective time represented such shares of KindredBio common stock shall cease to have any rights with respect to such shares other than the right to receive the merger consideration or, with respect to dissenting shares, the rights set forth in Section 262 of the DGCL.
Each share of KindredBio common stock held by KindredBio as treasury stock (or by any wholly owned subsidiary thereof) or held by Elanco or Merger Sub (or by any wholly owned subsidiary of Elanco) immediately prior to the effective time shall automatically be cancelled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time shall be converted into and become one (1) share of common stock of the surviving corporation.
Payment for Securities; Surrender of Certificates
Prior to the effective time, Elanco shall designate a paying agent (the “paying agent”), the identity and the terms of appointment of which shall be reasonably acceptable to KindredBio, for the payment of the funds to which holders of shares of KindredBio common stock shall become entitled pursuant to the merger. At or promptly following the effective time and on the closing date, Elanco shall, or shall cause Merger Sub to, deposit with the paying agent for the benefit of the holders of shares of KindredBio common stock (excluding shares held by KindredBio as treasury stock (or by any wholly owned subsidiary thereof) or held by Elanco or Merger Sub (or by any wholly owned subsidiary of Elanco) (collectively, the “cancelled shares”) or Dissenting Shares, as defined below in “—Dissenters’ Rights”) all of the funds necessary to make the aggregate payments of the merger consideration due under the merger agreement. In the event the exchange fund shall be insufficient to make the payments contemplated by the merger agreement, Elanco shall promptly deposit, or cause to be deposited, additional funds with the paying agent in an amount which is equal to the deficiency in the amount required to make such payments.
As promptly as practicable (and in any event not later than the third (3rd) business day) following the effective time, the surviving corporation shall cause the paying agent to mail to each holder of record of a Certificate or Book-Entry Share representing shares of KindredBio common stock that pursuant to the merger agreement were converted into the right to receive the merger consideration (x) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof in accordance the procedures for lost, stolen, or destroyed certificates) or Book-Entry Shares to the paying agent and which shall be in the form and have such other provisions as Elanco and KindredBio prior to the effective time may reasonably specify, and (y) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the applicable merger consideration into which the number of shares of KindredBio common stock previously represented by such Certificates or Book-Entry Shares shall have been converted pursuant to the merger agreement.
Following surrender to the paying agent of Certificates (or affidavit of loss and compliance with such other requirements in lieu thereof in accordance with the procedures for lost, stolen, or destroyed certificates) or Book-Entry Shares, together with such letter of transmittal duly executed, and such other documents as may be required by the paying agent, the holder of such Certificates or Book-Entry Shares shall be paid in exchange therefor cash in an amount (subject to any applicable withholding tax) equal to the product of the number of shares of KindredBio common stock represented by such Certificates or Book-Entry Shares multiplied by the merger consideration, and such Certificates or Book-Entry Shares shall forthwith be cancelled. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the merger consideration payable upon the surrender of the Certificates or Book-Entry Shares.
In the event of a transfer of ownership of shares of KindredBio common stock that is not registered in the transfer records of KindredBio, payment may be made to a person other than the person in whose name the Certificate or Book-Entry Shares so surrendered are registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer or such Book-Entry Shares shall be properly transferred and the person requesting such issuance shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or Book-Entry Shares or establish to the satisfaction of Elanco that such tax has been paid or is not applicable.
At the effective time, the stock transfer books of KindredBio shall be closed and thereafter there shall be no further registration of transfers of shares of KindredBio common stock on the records of KindredBio.
At any time following twelve (12) months after the effective time, Elanco shall be entitled to require the paying agent to deliver to it any funds (including any interest received with respect thereto) remaining in the exchange fund that have not been disbursed, or for which disbursement is pending subject only to the paying agent’s routine administrative procedures, to holders of Certificates or BookEntry Shares, and thereafter such holders shall be entitled to look only to the surviving corporation and Elanco (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the applicable merger consideration payable upon due surrender of their Certificates or BookEntry Shares and in compliance with the procedures as provided in the merger agreement, without any interest thereon.
In the event that any Certificates shall have been lost, stolen or destroyed, the paying agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by Elanco or the paying agent, the posting by such holder of a bond in such reasonable amount as Elanco or the paying agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, and subject to such holder’s compliance with the exchange procedures set forth in the merger agreement (other than the surrender of a Certificate), the applicable merger consideration payable in respect thereof pursuant to the merger agreement.
Dissenters’ Rights
Shares of KindredBio common stock issued and outstanding immediately prior to the effective time (other than the cancelled shares) held by a holder who has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the merger consideration but instead shall be entitled to payment of such consideration as may be determined to be due in accordance with Section 262 of the DGCL; provided, that if, after the effective time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such shares shall be treated as if they had been converted as of the effective time into the right to receive the merger consideration in accordance with certain sections of the merger agreement, without interest thereon, upon surrender of such Certificates formerly representing such shares of KindredBio common stock or transfer of such Book-Entry Shares, as the case may be.

KindredBio shall give prompt (and, in any event, within forty-eight (48) hours) notice to Elanco of any demands received by KindredBio for appraisal of any shares of KindredBio common stock, of any withdrawals of such demands and of any other instruments served pursuant to the DGCL and received by KindredBio relating to Section 262 of the DGCL, and Elanco shall have the opportunity to participate in all negotiations and proceedings with respect to such demands. Prior to the effective time, KindredBio shall not, without the prior written consent of Elanco, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any such appraisal demands. Any cash deposited with the paying agent pursuant to the merger agreement with respect to shares of KindredBio common stock that become Dissenting Shares will be returned to Elanco upon demand therefor.
Treatment of Equity Awards
For a further description of the treatment of KindredBio equity awards in the merger agreement, please see the section entitled “Treatment of Equity Awards in the Merger” in this proxy statement, above.
Representations and Warranties of KindredBio
We made representations and warranties in the merger agreement that are subject, in many cases, to exceptions and qualifications contained in the merger agreement, in the disclosure letter or in certain reports filed with the SEC. The representations and warranties relate to, among other things:
•qualification, organization, subsidiaries;
•capitalization;
•corporate authority;
•government consents; no violation;
•SEC reports and financial statements;
•internal controls and procedures;
•no undisclosed liabilities;
•absence of certain changes or events;
•compliance with laws; permits; product regulatory matters;
•environmental laws and regulations;
•employee benefit plans;
•labor matters;
•certain business practices, such as but not limited to the Foreign Corrupt Practices Act of 1977;
•customs and trade laws;
•tax matters;
•investigation; litigation;
•intellectual property; information technology and privacy;
•tangible personal property;
•real property
•material contracts;
•insurance;
•information supplied, such as with respect to this proxy statement;
•receipt of an opinion from KindredBio’s financial advisor;

•state takeover statutes;
•finders and brokers; and
•the existence of no other representations by Elanco or Merger Sub outside of the merger agreement.
The representations and warranties in the merger agreement will not survive the consummation of the merger.
Company Material Adverse Effect
Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “company material adverse effect,” which means a change, event, condition, effect or occurrence that, individually or in the aggregate with all other changes, events, conditions, effects or occurrences, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, operations, assets, liabilities, financial condition or results of operations of KindredBio and its subsidiaries, taken as a whole or (ii) the ability of KindredBio to consummate the transactions contemplated by the merger agreement on or before the outside date, but, solely for purposes of clause (i), shall not include changes, events, conditions, effects or occurrences relating to, resulting from or arising out of:
•general economic or political conditions or in securities, capital, credit or financial markets, including changes in interest rates and changes in exchange rates;
•conditions in or affecting the industries in which KindredBio and its subsidiaries operate, including changes in law or regulation after the date of the merger agreement affecting such industries;
•the execution and delivery of the merger agreement or the public announcement or pendency of merger or the other transactions contemplated by the merger agreement (provided that this clause will not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of the merger agreement, the consummation of the transactions thereunder or the performance of the obligations thereunder);
•the taking of any action expressly required by, or the omission of any action expressly prohibited by, the merger agreement or requested by Elanco;
•any acts of terrorism or war (whether or not declared), civil disobedience or unrest, sabotage, military or paramilitary action, acts of God, force majeure events, natural disasters, weather or environmental conditions, health emergencies, including epidemics and pandemics (including COVID-19), or other calamities, including the escalation of any of the foregoing, and any governmental or industry responses thereto, including any COVID-19 measures;
•changes in applicable law or GAAP or the interpretation thereof after the date of the merger agreement;
•any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period, including analyst expectations or projections, forecasts or predictions (provided, that, in the case of this bullet, the facts and circumstances underlying any such failure, to the extent not otherwise excluded from this definition of company material adverse effect, may be taken into account in determining whether a company material adverse effect has occurred); or
•any decrease or decline in the market price or trading volume of shares of KindredBio common stock (provided, that, in the case of this bullet, the facts and circumstances underlying any such failure or decline, to the extent not otherwise excluded from this definition of company material adverse effect, may be taken into account in determining whether a company material adverse effect has occurred).
With respect to the exceptions set forth the first, second, and sixth bullet above, such change, event, condition, effect or occurrence shall be taken into account in determining whether a company material adverse effect has occurred if, and then solely to the extent that, such change, event, condition, effect or occurrence disproportionately affected KindredBio relative to other similar participants in the industry in which KindredBio operates.

Representations and Warranties of Elanco and Merger Sub
The merger agreement also contains representations and warranties made by Elanco and Merger Sub. These representations and warranties relate to, among other things:
•qualification, organization, subsidiaries;
•corporate authority;
•governmental consents; no violation;
•absence of litigation;
•information supplied (relating to, among other things, Elanco, Elanco’s subsidiaries, and Merger Sub to be contained in the proxy statement);
•availability of financing;
•finders and brokers;
•stock ownership;
•no Merger Sub activity;
•no vote of Elanco stockholders; and
•independent investigation; the existence of no other representations by KindredBio outside of the merger agreement.
The representations and warranties in the merger agreement will not survive the consummation of the merger.
Parent Material Adverse Effect
Several representations and warranties of Elanco and Merger Sub are qualified by, among other things, exceptions relating to the absence of a “parent material adverse effect,” which means a change, event, condition, effect or occurrence that, individually or in the aggregate, prevents or materially delays or materially impairs the ability of Elanco or Merger Sub to satisfy the conditions precedent to the consummation of the merger or the other transactions contemplated by the merger agreement on or before the outside date.
Covenants Relating to Conduct of Business Pending the Merger
Between the date of the merger agreement and the earlier of the effective time and the date, if any, on which the merger agreement is validly terminated, except as (i) set forth in the disclosure letter, (ii) required by the merger agreement, (iii) required by law, (iv) required to comply with COVID-19 measures (as defined in the merger agreement), or (v) as consented to in writing by Elanco (which consent shall not be unreasonably withheld, conditioned or delayed), KindredBio shall, and shall cause its subsidiaries to, conduct its business, in all respects within one hundred-twenty (120) calendar days from the date of the merger agreement and in all material respects thereafter, in the ordinary course of business consistent with past practice and use commercially reasonable efforts to:
•preserve intact its and their present business organizations, assets and permits;
•preserve its and their present material business relationships with customers, suppliers and other persons;
•keep available the services of its and their respective directors, officers, key employees and contractors;
•upon the request of Elanco, cooperate with Elanco to facilitate prompt delivery at or after the effective time to Elanco or one of its affiliates a commitment for the issuance of certain real property reports; and
•upon the written request of Elanco, use commercially reasonable efforts to remove defects in title as disclosed by any real property reports that are not permitted liens.
Without limiting the generality of the foregoing, except as (i) set forth in the disclosure letter, or (ii) otherwise required by the merger agreement or by law, or (iii) required to comply with COVID-19 measures, from the date of the merger agreement until the effective time, unless Elanco otherwise consents in writing (which consent shall not be unreasonably withheld, delayed or conditioned), KindredBio shall not, and shall not permit any of its subsidiaries to:
•authorize, declare or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, shares or other) or enter into any agreement with respect to the voting of its capital stock, except dividends or distributions by any KindredBio subsidiary to KindredBio or to any wholly owned KindredBio subsidiary;
•split, combine, reduce or reclassify any of its capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, except for any such transaction by a wholly owned KindredBio subsidiary which remains a wholly owned KindredBio subsidiary after consummation of such transaction;
•(i) except as required by any company benefit plan under the terms in effect as of the date of the merger agreement, increase the compensation or benefits payable or to become payable to any company employees or company contractors; (ii) enter into any agreement with any company employee that provides for severance, retention or change in control benefits; (iii) establish, adopt, enter into or amend any company benefit plan applicable to more than one employee, except for (a) the adoption of a severance policy substantially as set forth in the disclosure letter, or (b) any amendments in the ordinary course of business that do not contravene the other covenants set forth in the merger agreement; (iv) enter into or amend any collective bargaining agreement; (v) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit to, gross up or indemnify, or otherwise reimburse any current or former service provider for any tax incurred by such service provider, including under Section 409A or Section 4999 of the Code; (vi) within one hundred-twenty (120) calendar days from the date of the merger agreement, and thereafter other than in the ordinary course of business consistent with past practice, hire or engage the services of any individual as a company employee or company contractor other than with respect to (a) any such person who is below the level of director and who is hired or engaged as an employee or contractor to fill a position vacated (including by termination) following the date of the merger agreement and (b) consultants and contractors whose compensation in each case is not expected to exceed $50,000 per annum; or (vii) within one hundred-twenty (120) calendar days from the date of the merger agreement, and thereafter other than in the ordinary course of business consistent with past practice, terminate (other than for cause) the services of any individual as a company employee or company contractor (and KindredBio thereafter may engage or hire company employees or company contractors to fill such vacancies at a cost to KindredBio not materially greater than the cost of the terminated company contractor of company employee);
•make any material change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable rules and regulations of the SEC;
•enter into agreements providing for, or consummate, any acquisitions, directly or indirectly, of a material equity interest in or a substantial portion of the assets of any person or any business, or any mergers, consolidations or business combinations, except for transactions between KindredBio and a wholly owned subsidiary or between wholly owned KindredBio subsidiaries;
•amend, waive, rescind or otherwise modify KindredBio’s governing documents or the organizational documents of KindredBio’s subsidiaries, or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial restructuring, reorganization, dissolution or liquidation KindredBio or any subsidiary, or create any subsidiary;
•issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital stock, voting securities or other equity interest in KindredBio and its subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital stock, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units, other than (i) issuances of shares of KindredBio common stock in respect of any exercise, vesting or settlement of any Company Options or Company RSU Awards, in each case outstanding on the date of the merger agreement, or the purchase of shares of KindredBio common stock under the ESPP in respect of the final offering period; (ii) sales of shares of KindredBio common stock pursuant to the exercise of Company Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Equity Awards in order to satisfy tax withholding obligations; (iii) pursuant to offer letters or other binding commitments in effect on the date of the merger agreement that are set forth on certain sections of the disclosure letter; (iv) in the ordinary course consistent with past practice in connection with the engagement or hiring of company employees or company contractors as permitted pursuant to the merger agreement’s terms; or (v) after the date one hundred-twenty (120) calendar days from the date of the merger agreement, to employees and directors of KindredBio in the ordinary course of business consistent with past practice;
•commence any offering or offering period under the ESPP;
•directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for (i) acquisitions of shares of KindredBio common stock tendered by holders of Company Equity Awards outstanding on the date of the merger agreement or otherwise permitted to be issued hereunder in order to satisfy obligations to pay the exercise price and/or tax withholding obligations with respect thereto, (ii) the acquisition by KindredBio of Company Equity Awards outstanding on the date of the merger agreement, or otherwise permitted to be issued hereunder, in connection with the forfeiture of such awards and (iii) transactions between KindredBio and a wholly owned subsidiary of KindredBio or between KindredBio’s wholly owned subsidiaries;
•incur, assume, endorse, guarantee or otherwise become liable for any indebtedness or issue or sell any debt securities; provided, that nothing contained in the merger agreement shall prohibit KindredBio and its subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practice;
•make any loans, advances or capital contributions to, or any investments in, any other person, except in connection with KindredBio’s products and for advances to employees in the ordinary course of business consistent with past practice and loans among KindredBio and its wholly owned subsidiaries or among KindredBio’s wholly owned subsidiaries;
•sell, lease, license, transfer or otherwise dispose of, or subject to any lien (other than permitted liens), any of its material properties or assets (including any shares in the capital of KindredBio’s subsidiaries) or any product or product candidate or rights to a product or product candidate of KindredBio or any of its subsidiaries, except (i) pursuant to existing agreements in effect prior to the execution of the merger agreement that have been made available to Elanco prior to the date of the merger agreement, (ii) sales of inventory, or dispositions of obsolete or worthless equipment, in the ordinary course of business, (iii) non-exclusive grants of rights to use company intellectual property that are granted incidental to performance under the applicable agreement, which agreement is entered into in the ordinary course of business consistent with past practice, such as (without limitation) a clinical trial agreement or a supply agreement that KindredBio or any of its subsidiaries enters into with a supplier, and (iv) for transactions among KindredBio and its wholly owned subsidiaries or among KindredBio’s wholly owned subsidiaries;
•compromise or settle any claim, litigation, investigation or proceeding, in each case made or pending against KindredBio or any of its subsidiaries (including any compromise or settlement with respect to matters in which any of them is a plaintiff), or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings that: (i) are for an amount (in excess of insurance proceeds) not to exceed, for any such compromise or settlement, $500,000 individually or, in any three-month period, $1,000,000 in the aggregate, (ii) do not impose any equitable or injunctive relief or actions that would have a material effect on the operations of KindredBio or any of its subsidiaries, (iii) do not result in the admission of wrongdoing by, KindredBio or any of its subsidiaries or (iv) do not involve any violation of any criminal law;
•within one hundred-twenty (120) calendar days from the date of the merger agreement, and thereafter other than in the ordinary course of business consistent with past practice or as is commercially reasonable as determined by KindredBio (following good faith consultation with Elanco) (and additionally in any case except in accordance with KindredBio’s budget described in certain sections of the disclosure letter), make or authorize any capital expenditure or expenditures or any obligations or liabilities in respect thereof;

•(i) enter into any contract that would, if entered into prior to the date of the merger agreement, be a material contract or lease (each as defined in the merger agreement), (ii) amend or modify any contract in existence on the date of the merger agreement that, after giving effect to such amendment or modification, would be a material contract or lease or (iii) terminate, cancel, assign or agree to any material amendment of, or make any material waiver under, any material contract or lease; provided, that the foregoing shall not include renewals or modifications of existing contracts (to the extent shall have been made available to Elanco) on substantially similar (or more favorable to KindredBio) terms made in the ordinary course of business consistent with past practice or the entry into material contracts in connection with actions of KindredBio specifically permitted under the terms of the merger agreement; provided, further, that the foregoing shall not include contracts entered into in the ordinary course consistent with past practice with newly hired employees of KindredBio not prohibited by the provisions described in the third bullet above;
•make, change or rescind any material tax election, change any annual tax accounting period, adopt or change any material method of tax accounting, amend any income or other material tax returns except to the extent otherwise required by law, extend the statute of limitations with respect to any income or other material tax returns (other than extensions that are automatically granted under applicable law), enter into any closing agreement with respect to a material tax, settle or compromise any material tax claim, audit or assessment, or surrender any right to claim (i) a material tax refund or (ii) other tax relief or tax benefit under a COVID-19 relief law;
•effect any extraordinary transactions that would reasonably be expected to result in material tax liability to Elanco, KindredBio, any KindredBio subsidiary or any of their respective affiliates in a taxable period (or portion thereof) beginning after the closing date in excess of tax liability associated with the conduct of its business in the ordinary course and consistent with past practice;
•(i) forgive any loans to directors, officers, employees or any of their respective affiliates or (ii) enter into any transactions or contracts with any affiliates or other person that would be required to be disclosed by KindredBio under Item 404 of Regulation S-K of the SEC;
•(i) abandon, withdraw, cancel, or fail to renew any material owned company intellectual property, (ii) terminate or fail to renew (to the extent renewable at the option of KindredBio without a material change in terms) any contract under which material company intellectual property is licensed to KindredBio, except as would not reasonably be expected to be material to KindredBio or any of its subsidiaries, taken as a whole or (iii) disclose to any third party, other than under a confidentiality agreement or other legally binding confidentiality undertaking, any material trade secret of KindredBio or any of its subsidiaries that is included in the company intellectual property in a way that results in loss of trade secret protection thereon;
•(i) commence any clinical study of which Elanco has not been informed prior to the date of the merger agreement or (ii) unless mandated by any governmental entity, discontinue, terminate or suspend any ongoing clinical study without first consulting Elanco in good faith;
•fail to keep in full force and effect any material insurance policies, other than the expiration of such policies by their terms (in which event KindredBio or the applicable KindredBio subsidiary shall use commercially reasonable efforts to renew, replace or extend such policies) or changes to such policies made in the ordinary course consistent with past practice that do not result in a material reduction in aggregate coverage for the same covered matters under all insurance policies of KindredBio and its subsidiaries;
•write-up, write down or write off the book value off any assets, in aggregate, except in accordance with GAAP consistently applied;
•within six (6) months from the date of the merger agreement, conduct or permit any manufacturing of human health products at any of KindredBio’s real property other than at 863 Mitten Road, Burlingame, CA 94010; and
•authorize any of, or agree, in writing or otherwise, to take any of the foregoing actions.
Any request by KindredBio to Elanco to take certain actions set forth in certain of the bullet points in the list immediately above shall be made by email, and Elanco’s consent to any such request shall be deemed granted if

Elanco does not deny such request (with an explanation for such denial) within five (5) business days after receipt of such request (provided that such five (5) business day period shall be extended to the date that is two (2) business days after the date on which KindredBio responds to all reasonable requests of Elanco for information reasonably necessary for Elanco to approve or deny such request).
Solicitation by the Company; Acquisition Proposals and Superior Proposals; Changes in Recommendation
From and after the date of the merger agreement until the earlier of the effective time and the date, if any, on which the merger agreement is validly terminated pursuant to applicable provisions of the merger agreement:
KindredBio shall not (and shall cause each KindredBio subsidiary not to), and shall not authorize or knowingly permit its or any of its subsidiary’s directors, officers, employees and other representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage or knowingly facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, which constitutes or could reasonably be expected to lead to an acquisition proposal; (ii) enter into, continue or otherwise participate in discussions or any negotiations regarding, furnish to any person any nonpublic information relating to KindredBio or any KindredBio subsidiary in connection with, or afford access to the business, personnel, properties, assets, books or records of KindredBio or any KindredBio subsidiary in connection with, an acquisition proposal; (iii) grant any waiver, amendment or release of or under, any confidentiality, standstill or similar agreement (or any confidentiality, standstill or similar provision of any other contract) with respect to shares of KindredBio common stock or all or any material portion of the assets of KindredBio or any KindredBio subsidiary, provided, that if and only if the KindredBio Board of Directors determines in good faith, after consultation with its outside legal counsel, that the failure to grant any waiver, or amend or release, under or of any such standstill or similar agreement would be inconsistent with the directors’ fiduciary duties under applicable law, then the Company may waive, amend or release such standstill or similar agreement solely to the extent necessary to permit any Person to make, on a confidential basis to the KindredBio Board of Directors, an acquisition proposal, provided that KindredBio is not restricted from disclosing such acquisition proposal to Elanco as contemplated by the merger agreement; (iv) enter into any letter of intent, agreement, contract, commitment or agreement in principle with respect to an acquisition proposal or enter into any agreement, contract or commitment requiring KindredBio to abandon, terminate or fail to consummate the transactions under the merger agreement; (v) take any action or exempt any person from the restriction on “business combinations” or any similar provision contained in applicable takeover statutes or the company governing documents or grant a waiver under Section 203 of the DGCL, or (vi) resolve, propose or agree to do any of the foregoing.
Neither the KindredBio Board of Directors nor any committee thereof shall, or shall authorize or permit KindredBio to, (1) withhold, withdraw, fail to include in (or remove from) the proxy statement, amend or qualify, or propose publicly to withhold, withdraw, fail to include in (or remove from) the proxy statement, amend or qualify, in a manner adverse to Elanco, the company board recommendation, (2) approve, recommend or submit to the holders of shares of KindredBio common stock or declare advisable or make any recommendation other than a rejection of, or propose publicly to approve, recommend or submit to the holders of shares of KindredBio common stock or declare advisable or make any recommendation other than a rejection of, any acquisition proposal, (3) fail to (x) reaffirm the company board recommendation and (y) recommend against acceptance of a tender or exchange offer by the holders of shares of KindredBio common stock pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of KindredBio common stock, in each case, within ten (10) business days after receipt of a written request of Elanco following an acquisition proposal that has been publicly announced (in the case of clause (x)), or the commencement of such tender offer or exchange offer (in the case of clause (y)); provided that the taking of no position or a neutral position by the KindredBio Board of Directors or any committee thereof in respect of the acceptance of any such tender offer or exchange offer as of the end of such period shall constitute a failure to recommend against acceptance of any such offer, or (4) resolve or agree to do any of the foregoing in this paragraph (any act described in this paragraph, a “change of recommendation”).
In addition, KindredBio shall immediately, and shall cause KindredBio’s subsidiaries and its and their directors, officers, employees and other representatives engaged by KindredBio in connection with the transactions under the merger agreement to immediately, (x) cease any and all existing discussions or negotiations with any parties (or provision of any nonpublic information to any parties) conducted heretofore with respect to any acquisition proposal or potential acquisition proposal, (y) terminate access to any physical or electronic data rooms relating to a possible acquisition proposal, and (z) in no event later than two (2) business days following the date of the merger agreement, request the return from all such parties, or request that all such parties cause the destruction, of all copies of confidential information previously provided to such parties by or on behalf of KindredBio, any KindredBio subsidiary or their respective representatives (and all analyses and other materials prepared by or on behalf of such persons that contain, reflect or analyze any such confidential information). KindredBio shall use its reasonable best efforts to enforce such return or destruction pursuant to the terms of each confidentiality agreement entered into with such persons.
Without limiting the foregoing, any violation of the foregoing restrictions by any KindredBio subsidiary or any representative of KindredBio or any KindredBio subsidiary shall be deemed to be a breach of by KindredBio. For purposes of these provisions, the term “person” shall not include Elanco or any Elanco subsidiary or other affiliate of Elanco or any of their representatives.
KindredBio and the KindredBio subsidiaries and KindredBio’s representatives may in any event inform a person that has made or, to the knowledge of KindredBio, is considering making any inquiry, indication of interest, proposal or offer relating to an acquisition proposal of the provisions of the foregoing paragraphs.
If KindredBio receives, after the date of the merger agreement and prior to obtaining the affirmative vote of the holders of not less than a majority of the outstanding shares of KindredBio common stock (the “requisite approval”), an unsolicited bona fide written acquisition proposal in circumstances not arising from a breach of applicable provisions of the merger agreement, which our Board determines in good faith after consultation with KindredBio’s outside legal and financial advisors (i) constitutes a superior proposal or (ii) could reasonably be expected to result in a superior proposal, and, in each case, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the KindredBio Board of Directors under applicable law, then in either event KindredBio may enter into an acceptable confidentiality agreement and thereafter take the following actions: (x) furnish nonpublic information to the person making such acquisition proposal and its representatives (including potential financing sources), and (y) engage in discussions or negotiations with such person and its representatives (including potential financing sources) with respect to the acquisition proposal. KindredBio shall provide Elanco with an accurate and complete copy of any acceptable confidentiality agreement as entered into as contemplated by this paragraph promptly (and in any event within twenty-four (24) hours) of the execution thereof and KindredBio shall not terminate, waive, amend, release or modify any material provisions of any acceptable confidentiality agreement.
KindredBio shall notify Elanco in writing promptly (and in any event within twenty-four (24) hours) after receipt of any acquisition proposal or any inquiry, proposal or offer, or any request for nonpublic information relating to KindredBio or any KindredBio subsidiary by any person in connection therewith, that expressly contemplates or could reasonably be expected to lead to an acquisition proposal. KindredBio shall keep Elanco reasonably informed on a prompt basis (including upon the request of Elanco) of the material developments, status of discussions or negotiations, and material terms (including any amendments or proposed amendments to such material terms) of any such acquisition proposal or potential acquisition proposal, including by providing a copy of material documentation (which shall include any proposals or offers) relating thereto that is exchanged between the person (or its representatives) making such acquisition proposal and KindredBio (or its representatives) within twenty-four (24) hours after the receipt thereof. KindredBio shall promptly (and in any event within twenty-four (24) hours) provide to Elanco any nonpublic information concerning KindredBio provided to any other person in connection with any acquisition proposal or potential acquisition proposal that was not previously provided to Elanco.
Subject to applicable provisions of the merger agreement, at any time prior to the obtaining the requisite company vote, the KindredBio Board of Directors may:
•make a change of recommendation and cause KindredBio to terminate the merger agreement pursuant to certain provisions of the merger agreement in order to enter a specified agreement (as defined in the merger agreement) with respect to a superior proposal, which the KindredBio Board of Directors has determined in good faith, after consultation with KindredBio’s outside legal and financial advisors, and after considering any amendments offered by Elanco during the period contemplated pursuant to certain sections of the merger agreement described below, is a superior proposal, if, and only if, such change of recommendation and such termination did not result from a violation of the applicable provisions of the merger agreement described below, and if the KindredBio Board of Directors has determined in good faith, after consultation with KindredBio’s outside legal counsel, that failure to take such action would be inconsistent with the KindredBio’s directors’ fiduciary duties under applicable law; or
•make a change of recommendation, if such change of recommendation is in connection with any material change, event, fact, development or occurrence, other than relating to any acquisition proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal, that was not known or reasonably foreseeable, or the consequences of which (or the magnitude of which or the magnitude of the consequences of which) were not known or reasonably foreseeable as of the date of the merger agreement, by our Board or any committee thereof, other than (A) developments or changes in the animal health industry generally, (B) changes, in and of itself, in the market price or trading volume of the shares of shares of KindredBio common stock, (C) developments or changes resulting from any COVID-19 measures or (D) the fact that, in and of itself, KindredBio exceeds any internal or published industry analyst projections or forecasts or estimates of revenues or earnings (any such material change, event, fact, development or occurrence, an “intervening event”) or, if in any case our Board has determined, after consultation with KindredBio’s outside legal counsel, after considering any amendments offered by Elanco during the period contemplated by certain sections of the merger agreement described below, that failure to take such action would be inconsistent with our directors’ fiduciary duties under applicable law.
Prior to KindredBio making any change of recommendation or (to the extent applicable) terminating the merger agreement as permitted:
•In accordance with the first bullet of the preceding paragraph, KindredBio shall provide Elanco with four (4) business days’ prior written notice advising Elanco that the KindredBio Board of Directors intends to take such action, including copies of the proposed definitive agreement, all ancillary agreements, and all written communications providing other terms (and, if oral, a summary of the material terms of such communications) relating to such acquisition proposal or, if such documents and written communications are not available to KindredBio, specifying in writing the material terms and conditions of the acquisition proposal. During such four (4) business day period, KindredBio shall negotiate in good faith Elanco (and shall cause its representatives to negotiate in good faith) (in each case, to the extent Elanco desires to negotiate and makes its representatives available for such purposes) to amend the terms and conditions of the merger agreement such that such acquisition proposal would no longer constitute a superior proposal. The provisions under this paragraph shall also apply with respect to any amendment to the financial terms or any other material amendment to any acquisition proposal (except that any reference to four (4) business days shall instead be three (3) business days) or any successive acquisition proposals.
•In accordance with the second bullet of the preceding paragraph, KindredBio shall provide Elanco with four (4) business days’ prior written notice advising Elanco that it intends to effect a change of recommendation and specifying, in writing and in reasonable detail, the reasons therefor, and during such four (4) business day period, KindredBio shall negotiate in good faith Elanco (and shall cause its representatives to negotiate in good faith) (in each case, to the extent KindredBio desires to negotiate and makes its representatives available for such purposes) to amend the terms and conditions of the merger agreement to obviate the requirement to make a change of recommendation. The provisions under this paragraph shall also apply with respect to any material change to the facts and circumstances relating to such change of recommendation (except that any reference to four (4) business days shall instead be three (3) business days); provided that, no such three (3) business day period shall be required if such three (3) business day period would commence within five (5) business days prior to the date of the company stockholders’ meeting (taking into account any adjournment or postponement of the company stockholders’ meeting required by Elanco pursuant to certain provisions of the merger agreement) unless any such three (3) business day period is the first three (3) business day period under this paragraph with respect to an intervening event (in which case such three (3) business day period shall commence).
Nothing contained in the merger agreement shall prohibit KindredBio or our Board from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, or taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), or making a statement contemplated by Rule 14d-9 under the Exchange Act or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or (ii) making any disclosure to KindredBio’s stockholders if (with respect to this clause (ii) only) the our Board has reasonably determined in good faith after consultation with KindredBio’s outside legal counsel that the failure to do so would be inconsistent with our directors’ duties under applicable law. For the avoidance of doubt, any “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not in and of itself constitute a change of recommendation; provided that this paragraph shall not permit our Board to make a change of recommendation, except to the extent permitted by applicable provisions of the merger agreement.
Proxy Statement; Company Stockholders’ Meeting
Subject to other applicable provisions of the merger agreement, KindredBio has agreed to cause the definitive proxy statement to be mailed at the earliest reasonably practicable date to the holders of shares of KindredBio common stock entitled to vote at the company stockholders’ meeting (as defined below) (and in any event no later than twenty (20) calendar days before the date of the company stockholders’ meeting), and to use its reasonable best efforts (subject to certain provisions of the merger agreement) to obtain the necessary approval of the merger by the stockholders entitled to vote thereon.
KindredBio has agreed to, as promptly as practicable, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the requisite approval (the “company stockholders’ meeting”) with a record date and meeting date to be selected after reasonable consultation with Elanco, which meeting date shall be no later than thirty (30) business days after (i) the tenth calendar day after the preliminary proxy statement has been filed with the SEC (or if such date is not a business day, the next succeeding business day) if by such date the SEC has not informed KindredBio that it intends to review the proxy statement or (ii) if by such tenth calendar day the SEC has informed KindredBio that it intends to review the proxy statement, the date on which the SEC confirms that it has no further comments on the proxy statement. Subject to a change of recommendation in accordance with the terms of certain provisions of merger agreement, the Company has agreed to use its reasonable best efforts to obtain the requisite approval of the merger by KindredBio stockholders.
Reasonable Best Efforts; Approvals
Subject to the terms and conditions of the merger agreement, each party shall cooperate with each other and use (and cause their respective subsidiaries and other controlled affiliates to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the merger and the other transactions contemplated under the merger agreement as soon as practicable after the date of the merger agreement, including:
•preparing and filing, in consultation with the other party and as promptly as practicable and advisable after the date of the merger agreement, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, registrations, approvals, and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the merger or any of the other transactions contemplated under the merger agreement; and
•taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals.
Elanco shall pay all filing fees and other governmental charges for such filings required by KindredBio and Elanco under any antitrust law.
In furtherance and not in limitation of the foregoing, each party shall (x) file a notification and report form pursuant to the HSR Act, with respect to the transactions contemplated under the agreement as promptly as practicable, and in any event within ten (10) business days of the date of the merger agreement, (y) make appropriate filings under any other antitrust laws as promptly as practicable after the date of the merger agreement and (z) supply as promptly as practicable any additional information and documentary material that may be requested by any governmental entity pursuant to any applicable antitrust law. Neither party will directly or indirectly extend any waiting period under the

HSR Act or enter into any agreement with a governmental entity related to the merger agreement or the transactions contemplated by the merger agreement except with the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed).
Each of Elanco and KindredBio shall, in connection with the efforts referenced in the sections of the merger agreement described above to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated under the merger agreement under any antitrust law:
•cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other party, subject to the confidentiality agreement between the parties, to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions (other than Item “4(c)” and “4(d)” documents as those terms are used under the HSR Act);
•to the extent permitted by applicable law, promptly inform the other party (or its outside counsel) of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other governmental entity, by promptly providing copies to the other party (or its outside counsel) of any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated under the merger agreement; and
•permit the other party (or its outside counsel) to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other governmental entity, or, in connection with any proceeding by a private party, with any other person, and to the extent not prohibited by the DOJ, the FTC or any other applicable governmental entity or other person, give the other party (or its outside counsel) the opportunity to attend and participate in any inperson, videoconference, or telephonic meetings with the DOJ, the FTC or any other governmental entity or other Person.
Materials required to be provided pursuant to first and second bullets above may be redacted (A) to remove references concerning the valuation of Elanco, KindredBio any of their respective subsidiaries, (B) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege or confidentiality concerns.
Elanco shall, in its sole discretion, after, to the extent practicable, consultation with KindredBio and considering in good faith the view of KindredBio, (x) control all strategy to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated under the merger agreement under any antitrust law and (y) lead any communications that Elanco or KindredBio engages with, or any meeting, substantive telephone call or conference that Elanco or KindredBio has with, the DOJ, the FTC or any other governmental entity, or, in connection with any proceeding by a private party, with any other Person, with respect to the transactions contemplated under the merger agreement. The parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this paragraph as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials.
In furtherance and not in limitation of the covenants contained in certain provisions of the merger agreement, the parties shall use their reasonable best efforts to (i) ensure that no governmental entity with the authority to clear, authorize, or otherwise approve the consummation of the transactions contemplated under the merger agreement, fails to do so by the outside date, (ii) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing on or before the outside date; and (iii) avoid or eliminate each and every impediment under any antitrust law so as to enable the closing to occur as soon as possible (and in any event no later than the fifth (5th) business day prior to the outside date). Notwithstanding the foregoing or any other provision of this merger agreement, in no event shall Elanco or Merger Sub be required to, and KindredBio shall not agree to, without Elanco’s prior written consent, (A) execute settlements, undertakings, consent decrees, stipulations or other agreements with any governmental entity or with any other person, (B) agree to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of Elanco, KindredBio or any of their respective subsidiaries, (C) permit KindredBio to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of KindredBio or its subsidiaries, (D) agree to take any action that limits the freedom of action, ownership or control with respect to, or ability to retain or hold, any of the businesses, assets, property rights, or product lines of Elanco, KindredBio or any of their respective subsidiaries, including (x) terminate existing relationships, contractual rights or obligations of Elanco, KindredBio or any of their respective subsidiaries, (y) terminate any joint venture or other arrangement Elanco, KindredBio or any of their respective subsidiaries, and (z) create any relationship, contractual right or obligation Elanco, KindredBio or any of their respective subsidiaries, and (E) effectuate any other change or restructuring of KindredBio or its subsidiaries (and, in the case of actions by or with respect to KindredBio or any of its subsidiaries, by consenting promptly to such action by KindredBio or its subsidiaries); provided, however, that Elanco shall take any such action described in the foregoing sub-clauses (A) through (C), if and only if such action (1) is necessary to ensure that no governmental entity with the authority to clear, authorize, or otherwise approve the consummation of the transactions contemplated under the merger agreement, fails to do so by the outside date, (2) is not with respect to any product, product candidate or research program of KindredBio or any of KindredBio’s subsidiaries and (3) would be immaterial to the combined business of Elanco and the surviving corporation following the closing.
Directors’ and Officers’ Insurance and Indemnification
Under the merger agreement, for not less than six (6) years from and after the effective time, each of Elanco and the surviving corporation shall indemnify and hold harmless all past and present directors and officers of KindredBio and its subsidiaries (collectively, the “indemnified parties”) against any costs or expenses, judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the effective time (including acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the merger or any of the other transactions contemplated under the merger agreement), whether asserted or claimed prior to, at or after the effective time, in connection with such persons serving as an officer, director or other fiduciary of KindredBio or any of its subsidiaries or of any person if such service was at the request or for the benefit of KindredBio or any of its subsidiaries, to the fullest extent permitted by law or provided pursuant to our governing documents or the organizational documents of any KindredBio subsidiary, in each case, in existence on the date of the merger agreement or any indemnification agreements in existence on the date of the merger agreement. All rights to elimination of liability, indemnification and advancement of expenses for acts or omissions occurring or alleged to have occurred at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time, existing at the time of the merger agreement in favor of the indemnified parties as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents) or in any agreement that is in existence on the date of the merger agreement shall survive the merger and shall continue in full force and effect. If any indemnified party notifies Elanco or the surviving corporation on or prior to the sixth anniversary of the effective time of a matter in respect of which such person may seek indemnification pursuant to this paragraph, the provisions of this paragraph shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and proceedings relating thereto.
From and after the effective time, the surviving corporation shall cause to be maintained in effect, and shall fulfill and comply with (and Elanco shall cause the surviving corporation to fulfill and comply with) the provisions in (i) our governing documents and the organizational documents of any KindredBio subsidiary that are in existence on the date of the merger agreement, and (ii) any other agreements of KindredBio and its subsidiaries with any indemnified party in existence on the date of the merger agreement, in each case, regarding elimination of liability, indemnification or advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such indemnified party in respect of acts or omissions occurring or alleged to have occurred at or prior to the effective time (including acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the merger or any of the other transactions contemplated under the merger agreement).
Elanco shall cause the surviving corporation to provide, for not less than six (6) years from the effective time, an insurance and indemnification policy that provides coverage for KindredBio’s current directors and officers and all other indemnified parties currently covered by KindredBio’s directors’ and officers’ liability insurance for liability for events occurring prior to the effective time (the “D&O insurance”). Such D&O insurance must be no less favorable than KindredBio’s existing policy or, if insurance coverage that is no less favorable is unavailable, the best available coverage; provided, that the surviving corporation shall not be required to pay an annual premium for the D&O insurance in excess of three hundred percent (300%) of the last annual premium paid for the D&O insurance prior to the date of the merger agreement; provided, further, that KindredBio may prior to the effective time substitute for the D&O insurance a single premium tail coverage or extended reporting period with respect to the D&O insurance currently in effect with an annual cost of such tail coverage or extended reporting period not in excess of three hundred percent (300%) of the last annual premium paid for the D&O insurance prior to the date of the merger agreement.
In the event Elanco or the surviving corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Elanco or the surviving corporation, as the case may be, shall assume the obligations set forth as set forth in the applicable provisions of the merger agreement.
Under the merger agreement, the indemnified parties are express third party beneficiaries of the foregoing paragraphs in this section. The rights of the indemnified parties in the foregoing paragraphs in this section above are in addition to, and not in substitution for, any other rights to indemnification, contribution, exculpation or advancement of expenses that any such individual may have under any certificate of incorporation, bylaw, contract or otherwise.
Takeover Statutes
The parties agreed in the merger agreement to use their respective reasonable best efforts (a) to take all action necessary so that no takeover statute is or becomes applicable to the merger or any of the other transactions contemplated by the merger agreement and (b) if any such takeover statute is or becomes applicable to any of the foregoing, to take all action necessary so that the merger and the other transactions contemplated under the merger agreement may be consummated as promptly as practicable on the terms contemplated under the merger agreement and otherwise to eliminate or minimize the effect of such takeover statute on the merger and the other transactions contemplated under the merger agreement.
Other Covenants and Agreements
The merger agreement contains additional agreements relating to, among other matters:
•access, confidentiality, notice of certain events;
•publicity;
•obligations of Merger Sub;
•employee benefits matters;
•Rule 16b-3;
•director resignations;
•stock exchange de-listing;
•Elanco’s approval as the sole stockholder of Merger Sub;
•merger and other transaction litigation;
•treatment of our loan and security agreement;
•treatment of our at-the-market offering agreement; and
•further assurances.

Conditions to the Consummation of the Merger
The respective obligations of each party to effect the merger shall be subject to the satisfaction (or waiver, if permissible under applicable law) at or prior to the effective time of the following conditions:
•the requisite approval of the merger by KindredBio stockholders shall have been obtained in accordance with applicable law and the certificate of incorporation and bylaws of KindredBio;
•no governmental entity of competent jurisdiction in the United States or European Union shall have (i) enacted, issued or promulgated any law that is in effect as of immediately prior to the closing, or (ii) issued or granted any order or injunction that is in effect as of immediately prior to the closing, in the case of each of (i) and (ii), which has the effect of enjoining or otherwise prohibiting the consummation of the merger; and
•any waiting period (and extensions thereof) applicable to or in connection with the transactions contemplated under the merger agreement under the HSR Act shall have expired or been terminated.
The obligations of Elanco and Merger Sub to effect the merger shall be subject to the satisfaction (or waiver, if permissible under applicable law) at or prior to the effective time of the following conditions:
•the representations and warranties of KindredBio in the merger agreement regarding certain aspects of KindredBio’s capitalization shall be true and correct in all respects, other than de minimis inaccuracies, as of the date of the merger agreement and as of the closing as though made on and as of the closing (except for representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date, in which case as of such date);
•the representations and warranties of KindredBio in the merger agreement regarding organization and good standing, corporate power and enforceability, governmental consents and the absence of certain violations, the opinion of Barclays, the inapplicability of certain takeover statutes and brokers’ fees shall be true and correct (without giving effect to any qualification as to materiality or company material adverse effect contained therein) in all material respects as of the date of the merger agreement and as of closing as though made on and as of the closing (except for representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date, in which case as of such date);
•the representations and warranties of KindredBio in the merger agreement relating to certain matters such as the absence of a company material adverse effect and the Rights Agreement, dated May 19, 2017, between the Company and American Stock Transfer & Trust Company, LLC shall be true and correct in all respects as of the date of the merger agreement and as of the closing as though made on and as of the closing;
•the other representations and warranties of KindredBio set forth in the merger agreement shall be true and correct as of the date of the merger agreement and as of the closing as though made on and as of the closing (except for representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date, in which case as of such date), except where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or company material adverse effect contained therein) would not, and would not reasonably be expected to, have individually or in the aggregate, a company material adverse effect;
•KindredBio shall have performed or complied in all material respects with all of the covenants and agreements required to be performed or complied with by it under the merger agreement at or prior to the closing;
•a company material adverse effect shall not have occurred since the date of the merger agreement; and
•Elanco shall have received a certificate signed on behalf of KindredBio, dated as of the closing date, that the conditions above have been satisfied.
The obligations of KindredBio to effect the merger shall be subject to the satisfaction (or waiver, if permissible under applicable law) at or prior to the effective time of the following conditions:
•the representations or warranties of Elanco and the Merger Sub in the merger agreement regarding organization and good standing, corporate power and enforceability, governmental consents and the absence of certain violations and brokers’ fees shall be true and correct (without giving effect to any qualification as to materiality or parent material adverse effect contained therein) in all material respects as of the date of the merger agreement and as of closing as though made on and as of the closing (except for representations and warranties that by their teams speak specifically as of the date of the merger agreement or another date, in which case as of such date);
•the other representation and warranty of Elanco or Merger Sub set forth in the merger agreement shall be true and correct as of the date of the merger agreement and as of the closing as though made on and as of the closing (except for representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date, in which case as of such date), except where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or parent material adverse effect contained therein) would not, and would not reasonably be expected to, have individually or in the aggregate, a parent material adverse effect;
•Elanco shall have performed or complied in all material respects with the covenants and agreements required to be performed or complied with by it under the merger agreement at or prior to the closing; and
•KindredBio shall have received a certificate signed on behalf of Elanco, dated as of the closing date, that the conditions above have been satisfied.
Termination
The merger agreement may be terminated at any time before the effective time, subject to the conditions of the merger agreement, as follows:
•by mutual written consent of Elanco and KindredBio;

•by KindredBio, if Elanco is not then entitled to terminate the merger agreement under the immediately following bullet, and if Elanco or Merger Sub has breached its covenants or agreements under the merger agreement or has breached any of its representations and warranties which would cause the failure of certain conditions to the Closing, in each case, to the extent which breach is incapable of being cured or which breach is not cured within thirty (30) days;

•by Elanco, if KindredBio is not then entitled to terminate the merger agreement under the immediately preceding bullet, and if KindredBio has breached its covenants or agreements under the merger agreement or has breached any of its representations and warranties which would cause the failure of certain conditions to the Closing, in each case, to the extent which breach is incapable of being cured or which breach is not cured within thirty (30) days;

•by either Elanco or KindredBio, if the closing has not occurred by December 15, 2021 (subject to automatic one-month extensions of that date to no later than June 15, 2022 if the closing conditions have been satisfied as of such date, other than certain conditions relating to antitrust laws and those that by their nature are to be satisfied at closing);

•by Elanco under certain circumstances if (i) prior to obtaining the requisite approval of the merger by KindredBio stockholders, KindredBio’s board of directors changes its recommendation to stockholders with respect to the merger in certain circumstances or (ii) prior to obtaining the requisite approval of the merger by KindredBio stockholders, KindredBio violates in any material respect its obligations under the merger agreement with respect to non-solicitation, or, after obtaining such approval, any officer, director or certain senior employees or representatives of KindredBio violate in any material respect their obligations under the merger agreement with respect to non-solicitation (excluding with respect to certain types of acquisition proposals);

•by either Elanco or KindredBio, if a governmental entity in the United States or European Union issues a final, non-appealable order or injunction permanently enjoining or prohibiting the merger or fails to issue any such order necessary to fulfill the closing conditions described above;

•by either Elanco or KindredBio, if KindredBio’s stockholders do not approve the merger; or

•by KindredBio, before approval by KindredBio’s stockholders, in order to pursue a superior proposal, if the KindredBio board of directors has authorized KindredBio to enter into a binding written definitive acquisition agreement providing for the consummation of a transaction constituting a superior proposal and KindredBio has paid the termination fee, as described below, and entered into such agreement.
Termination Fee
KindredBio may be required to pay Elanco a termination fee of $15,496,000 in the event the merger agreement is terminated:
•(A)(1) by Elanco because KindredBio has breached and not cured any representation, warranty or covenant to the extent which breach is incapable of being cured or which breach is not cured within thirty (30) days, (2) by KindredBio or Elanco because the closing is not completed by the outside date or (3) by KindredBio or Elanco because KindredBio stockholders have failed to approve the merger agreement, (B) in the case of termination because the closing is not completed by the outside date, all of the mutual conditions and the conditions to KindredBio’s obligation to close have been satisfied or waived (other than delivery of a closing certificate from Elanco), (C) an acquisition proposal has been made to KindredBio or has been publicly disclosed after the date of the merger agreement (and in specified cases, has become known to a KindredBio director, officer or other specified employee), and in any event is not withdrawn or rejected, as applicable, and (D) within twelve (12) months following termination KindredBio consummates an acquisition proposal or enters into a definitive agreement for an acquisition proposal (with “acquisition proposal” defined and applied for purposes of these termination fee triggers as provided in the merger agreement). Solely for these purposes, all references to “15%” or “85%” in the definition of “acquisition proposal” will be deemed to be references to “50%”, and clause (iii)(x) of such “acquisition proposal” definition will be deemed to refer only to KIND-016, KIND-025, KIND-039, KIND-032 and KIND-509;
•by Elanco under certain circumstances if (i) prior to obtaining the requisite approval of the merger by KindredBio stockholders, KindredBio’s board of directors changes its recommendation to stockholders with respect to the merger in certain circumstances or (ii) prior to obtaining the requisite approval of the merger by KindredBio stockholders, KindredBio violates in any material respect its obligations under the merger agreement with respect to non-solicitation, or, after obtaining such approval, any officer, director or certain senior employees or representatives of KindredBio violate in any material respect their obligations under the merger agreement with respect to non-solicitation (excluding with respect to certain types of acquisition proposals); or
•by KindredBio, before approval by KindredBio’s stockholders, in order to pursue a superior proposal.
Amendment and Modification
Subject to applicable law and except as otherwise provided in the merger agreement, the merger agreement may be amended, modified and supplemented by written agreement of the parties; provided that, after the requisite KindredBio stockholder vote is obtained, if any such amendment shall by applicable law requires further approval of the holders of shares of KindredBio common stock, the effectiveness of such amendment shall be subject to the approval of the holders of shares of KindredBio common stock.
Expenses
Except as otherwise expressly provided in the merger agreement, all expenses incurred in connection with the merger agreement and the transactions contemplated under the merger agreement will be paid by the party incurring such expenses.
Governing Law; Jurisdiction
The merger agreement shall be governed by, and construed in accordance with, and all disputes arising out of or in connection with the merger agreement or the transactions contemplated by the merger agreement shall be resolved under, the laws of the State of Delaware.

Enforcement; Remedies
Except as otherwise expressly provided in the merger agreement, any and all remedies in the merger agreement conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred by the merger agreement, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
The parties agreed in the merger agreement that irreparable injury will occur and that remedies at law would not be adequate in the event that any of the provisions of the merger agreement are not performed in accordance with its specific terms or is otherwise breached. It is agreed that each party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of the merger agreement by any other party, to a decree or order of specific performance specifically enforce the terms and provisions of the merger agreement and to any further equitable relief. In any action for such injunction, decree, order or other relief, each party waives the defense of an adequate remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy.

AGREEMENTS RELATED TO THE MERGER

Support Agreements
Concurrently with the execution of the merger agreement, Elanco and Merger Sub entered into support agreements with each of the Company’s directors and executive officers. As of the record date, these directors and executive officers of the Company collectively held in the aggregate approximately   shares of common stock, or approximately   percent of the outstanding shares of common stock at such time.
The support agreements provide that, among other things, each of the stockholders party thereto will vote his, her or its covered shares (as defined in the support agreements): (i) in favor of the adoption of the merger agreement, the merger and the transactions contemplated thereby and the approval of all agreements related to the merger, and any proposal to adjourn or postpone the stockholder meeting to a later date if there are not sufficient votes for adoption of the merger agreement; (ii) against any acquisition proposal (as defined in the merger agreement); (iii) against any extraordinary corporate transaction such as a merger agreement or merger (other than the merger agreement and the merger contemplated in this proxy statement), consolidation, combination, share exchange, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, or any sale, lease, license or transfer of a material amount of assets of the Company; (iv) against any change in or to (a) the Company’s board of directors that is not recommended by its existing board of directors, (b) the present capitalization or corporate structure of the Company, or (c) the Company’s governing documents that is not consented to by Elanco; and (v) against any proposal, action or agreement that would reasonably be expected to (1) result in a breach of any covenant, representation, warranty or other obligation or agreement of the stockholder under the applicable support agreement or, to stockholder’s knowledge, of the Company under the merger agreement or (2) to the stockholder’s knowledge, impede, interfere with or prevent the consummation of the merger.
Each stockholder party to the support agreements also agreed not to, except as provided in the support agreements, (i) offer to transfer, transfer or consent to transfer any covered shares; (ii) enter into any agreement to transfer covered shares; (iii) grant any proxy, power-of-attorney or other authorization in respect of covered shares; (iv) deposit or permit the deposit of any covered shares into a voting trust or enter into a voting agreement or arrangement; (v) create or permit to exist any lien on any of the covered shares, or (vi) take any other action that would restrict, limit or interfere with the performance of the stockholder’s obligations under the support agreements in any material respect or otherwise make any representation or warranty of the stockholder untrue or incorrect in any material respect.
Each stockholder signed his or her support agreement solely in his or her capacity as a stockholder. The support agreements do not prohibit any stockholder from acting (or failing to act) in his or her capacity as an officer or director of the Company.
The support agreements provide for termination upon the earliest of (i) the mutual written agreement of Elanco and stockholder; (ii) the effective time; (iii) the entry by the Company, without stockholder’s consent, into an amendment, waiver or modification of the merger agreement that adversely changes the form or reduces the amount of the consideration to be paid for stockholder’s shares; and (iv) the termination of the merger agreement.
The summary of the material provisions of the support agreements above and elsewhere in this proxy statement is qualified in its entirety by reference to the support agreements, a copy of the form of which is attached to this proxy statement as Annex C and incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the support agreements that is important to you. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.

PROPOSAL 2: PROPOSAL TO APPROVE, ON AN ADVISORY BASIS,
THE MERGER-RELATED COMPENSATION
“Golden Parachute” Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation which each of KindredBio’s named executive officers (our “NEOs”) may receive that is based on or that otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation. The “golden parachute” compensation payable to our NEOs is subject to a non-binding, advisory vote of the KindredBio stockholders.
The table below sets forth an estimate of the approximate values of “golden parachute” compensation that may become payable to our NEOs in connection with the merger as described in this proxy statement. The table assumes that the closing of the merger will occur on August 31, 2021, and that, immediately following closing, each NEO will receive the severance payments and benefits that would be provided upon a qualifying termination of employment. The amounts set forth in the table attributable to the vesting of the NEO’s unvested equity awards are based on the $9.25 per share merger consideration. The amounts set forth in the table have not been reduced to reflect applicable withholding taxes. As a result of these assumptions and estimates, and the additional assumptions and estimates described in the footnotes accompanying this table, the actual amounts, if any, that a NEO receives may materially differ from the amounts set forth in the below table. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see “Proposal 1: Proposal to Adopt the Merger Agreement—Interests of Our Named Executive Officers and Directors in the Merger” beginning on page 43.

Name and Principal Position	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)(6)
Richard Chin, M.D. Chief Executive Officer, President and Director	2,339,643	3,523,005	131,659	-	-	5,994,307
Wendy Wee Chief Financial Officer and Secretary	542,900	648,354	59,906	-	-	1,251,160
Hangjun Zhan, Ph.D. Chief Scientific Officer	542,900	637,052	67,405	-	126,700	1,374,057
Denise Bevers Director, former Secretary and President, Chief Operating Officer	-	110,630	-	-	-	110,630

(1) Includes payments pursuant to employment agreements with each of the NEOs, which provide that in the event of the NEOs’ termination of employment without cause, resignation for good reason or termination by the Company for any reason during the 12 months following the effective time of the merger (the terms “cause” and “good reason” each as defined in the NEOs’ employment agreements), they will be eligible to receive lump sum severance payments, subject to the NEO’s execution of a general release of claims, non-disparagement and non-solicitation agreement, which include (i) 12 months (24 months in the case of Dr. Chin) of the NEOs’ then-current base salary ($1,300,000 for Dr. Chin, $362,000 for Ms. Wee and $362,000 for Dr. Zhan), (ii) one times (two times in the case of Dr. Chin) the NEOs’ then-current target bonus ($780,000 for Dr. Chin, $108,600 for Ms. Wee and $108,600 for Dr. Zhan), (iii) a pro rata bonus for the year of termination (estimated at $259,643 for Dr. Chin, $72,300 for Ms. Wee and $72,300 for Dr. Zhan). It is currently anticipated that no payment for any tax, penalty and/or interest incurred by a NEO under Section 409A of the Code will be paid in connection with the merger.
(2) This column includes, for each NEO, “single trigger” payments in connection with the acceleration and cancellation of their unvested KindredBio Options ($1,904,264 for Dr. Chin, $405,541 for Ms. Wee, $405,802 for Dr. Zhan and $110,630 for Ms. Bevers) and unvested KindredBio RSUs in connection with the merger ($1,618,750 for Dr. Chin, $242,813 for Ms. Wee, $231,250 for Dr. Zhan and none for Ms. Bevers). For additional information, see "Proposal 1: Proposal to Adopt the Merger Agreement—Interests of Our Named Executive Officers and Directors in the Merger" beginning on page 43. For purposes of this note and the table above, the value of the KindredBio RSUs is calculated using the merger consideration of $9.25 per share multiplied by the number of shares of our common stock subject to the KindredBio RSUs, and the value of the unvested KindredBio Options is calculated by multiplying (i) the difference between $9.25 and the exercise price of the KindredBio Option, by (ii) the number of unvested shares subject to the KindredBio Option.
(3) This column includes, for each NEO, (i) the estimated amount of the NEO’s COBRA premiums for health insurance for 18 months ($56,659 for Dr. Chin, $18,137 for Ms. Wee and $25,636 for Dr. Zhan) and (ii) payout of accrued vacation ($75,000 for Dr. Chin, $41,769 for Ms. Wee and $41,769 for Dr. Zhan). In the case of continued medical benefits, payments will be made where the NEO’s employment is terminated by the Company without cause, by the NEO for good reason, by the Company for any reason during the 12 months following the effective time of the merger, or due to death or disability. The NEO would receive a payout of accrued vacation upon any termination of employment.
(4) The employment agreements with the NEOs also provide for a gross-up payment for any excise taxes incurred by the NEO under Section 4999 of the Code to place the NEO in substantially the same after-tax economic position that he or she would have been in had the excise taxes not applied. It is currently anticipated that no such gross-up payment will be paid in connection with the merger.
(5) This column includes the equity award from Elanco Dr. Zhan is eligible to receive pursuant to the Retention Letter equal to 35% of his base salary in effect on the date of closing. The grant of the award is contingent upon closing and his employment with KindredBio through the closing. The number of shares subject to the award will be based on the closing price of Elanco stock on the grant date and the award will vest in equal installments on the first and second anniversaries of the grant date, subject to his continued employment and the terms and conditions of the applicable equity award agreement. The award value in the table above is calculated based on his current base salary.
(6) Amounts payable pursuant to “single trigger” arrangements include the “single trigger” payments in connection with the acceleration of KindredBio Options and KindredBio RSUs in connection with the merger described in Footnote 2 above. Amounts payable pursuant to “double trigger” arrangements include all amounts under the employment agreements of each NEO payable in the event of a qualified termination of employment as discussed in Footnotes 1 and 3 above.
Merger-Related Compensation
In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a vote on a non-binding, advisory basis, on the compensation that may be paid or become payable to our NEOs that is based on or otherwise relates to the merger. As required by those rules, we are asking our stockholders to vote on the adoption of the following resolution:
RESOLVED, that the stockholders of Kindred Biosciences, Inc. hereby approve, on a non-binding, advisory basis, specified compensation to be paid or that may become payable by KindredBio to its named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “Proposal 2: Proposal to Approve, on an Advisory Basis, the Merger-Related Compensation—‘Golden Parachute’ Compensation” and “Proposal 1: Proposal to Adopt the Merger Agreement—Interests of Our Named Executive Officers and Directors in the Merger.”
The vote on the compensation that may be paid or become payable to our NEOs that is based on or otherwise relates to the merger is a vote separate and apart from the vote to approve the merger. Accordingly, you may vote to approve the merger-related compensation and vote not to approve the merger or vice versa. The approval of the merger-related compensation is not a condition to the closing of the merger. In addition, because the vote to approve the merger-related compensation is advisory only, it will not be binding on us or Elanco or its affiliates. Accordingly, because we are contractually obligated to pay the compensation, if the merger is approved and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

The affirmative vote of a majority of the votes cast on the matter by holders of our common stock present, in person or represented by proxy, at the special meeting will be required to approve the non-binding, advisory resolution on “golden parachute” compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise related to the merger.
THE KINDREDBIO BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3: PROPOSAL TO APPROVE ADJOURNMENT OF THE MEETING
We are asking you to approve a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against the merger proposal such that the merger proposal would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of the merger proposal. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. The approval of the adjournment of the special meeting is not a condition to the closing of the merger.
The affirmative vote of a majority of the votes cast on the matter by holders of our common stock present, in person or represented by proxy, at the special meeting will be required to approve the adjournment proposal. In addition, our bylaws permit the chairman of the special meeting, acting in his or her own discretion and without any action by our stockholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting.
THE KINDREDBIO BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information with respect to beneficial ownership of our securities as of July 6, 2021 by:
•persons known by us to be the beneficial owners of more than 5% of our issued and outstanding common stock;
•each of our NEOs and directors; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 45,439,229 shares of our common stock outstanding on July 6, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of July 6, 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise stated, the address of each stockholder named below is c/o Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers and Directors
Richard Chin, M.D (1)	3,756,667	7.94%
Denise M. Bevers (2)	1,013,389	2.19%
Wendy Wee (3)	370,102	*
Hangjun Zhan, Ph.D. (4)	372,848	*
Joseph S. McCracken (5)	173,140	*
Herbert D. Montgomery (6)	284,500	*
Raymond Townsend, Pharm.D. (7)	391,720	*
Ervin Veszprémi (8)	433,400	*
Lyndon Lien, Ph.D. (9)	23,500	*
Nanxi Liu (10)	24,000	*
All executive officers and directors as a group (ten persons) (11)	6,843,266	13.65%

5% or Greater Stockholders
BlackRock, Inc. (12) 55 East 52nd Street New York, New York 10055	2,672,113	5.88%
Park West Asset Management LLC (13) 900 Larkspur Landing Circle, Suite 165 Larkspur, California 94939	6,000,002	13.20%
Point72 Asset Management, L.P. (14) 72 Cummings Point Road Stamford, Connecticut 06902	3,858,103	8.49%
Integrated Core Strategies (US) LLC (15) c/o Millennium Management LLC 399 Park Avenue New York, New York 10022	2,579,698	5.68%

Magnetar Financial LLC (16) 1603 Orrington Avenue, 13th Floor Evanston, Illinois 60201	3,421,425	7.53%
Elanco Animal Health Incorporated(17) 2500 Innovation Way Greenfield, Indiana 46140	6,846,657	15.07%

*    Less than 1%.
(1)    Includes 1,854,396 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021 and 8,000 shares of common stock owned by Dr. Chin’s minor children who share his household. Dr. Chin disclaims beneficial ownership of the shares held by his minor children, except to the extent of his pecuniary interest therein.
(2)    Includes 867,554 shares of common stock issuable upon exercise of stock options within 60 days of July 6, 2021.
(3)    Includes 319,063 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(4)    Includes 333,542 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(5)    Includes 173,140 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(6)    Includes 284, 500 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(7)    Includes 366,792 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(8)    Includes 433,400 shares of common stock issuable upon exercise of stock options within 60 days of July 6, 2021.
(9)    Includes 23,500 shares of common stock issuable upon exercise of stock options within 60 days of July 6, 2021.
(10)    Includes 24,000 shares of common stock issuable upon exercise of stock options within 60 days of July 6, 2021.
(11)    Includes 4,679,887 shares of common stock subject to stock options exercisable within 60 days of July 6, 2021.
(12)    According to a report on an amendment to Schedule 13G filed with the SEC on January 29, 2021, the aggregate number of shares owned beneficially by BlackRock, Inc. (“BR”) is 2,672,113 as of December 31, 2020, with sole voting power as to 2,622,866 shares and sole dispositive power as to 2,672,113 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of the Company held by BR.
(13)    According to a Form 4 filed with the SEC on June 7, 2021, Park West Asset Management LLC beneficially owned 6,000,002 shares of common stock of the Company.
(14)    According to a report on Schedule 13G filed with the SEC on April 1, 2021, (a) Point72 Asset Management, L.P. (“Point72 Asset Management”) and Point72 Capital Advisors, Inc. reported shared voting power and shared dispositive power over 3,850,200 shares of common stock, (b) Cubist Systematic Strategies, LLC (“Cubist Systematic Strategies”) reported shared voting power and shared dispositive power over 7,903 shares of common stock, and (c) Steven A. Cohen reported shared voting power and shared dispositive power over 3,858,103 shares of common stock as of March 31, 2021. Each reporting person directly owns no shares of common stock. Pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by certain investment funds it manages. Pursuant to an investment management agreement, Cubist Systematic Strategies maintains investment and voting power with respect to the securities held by certain investment funds it manages. Mr. Cohen controls each of Point72 Asset Management, Point72 Capital Advisors Inc., and Cubist Systematic Strategies. Each reporting person disclaims beneficial ownership of any of the securities covered by the Schedule 13G.
(15)    According to a report on Schedule 13G filed with the SEC on June 24, 2021, Integrated Core Strategies (US) LLC (“Integrated”), Millennium Management LLC (“Millennium Management”), Millennium Group Management LLC (“Millennium Group”) and Israel A. Englander (“Mr. Englander”) reported shared voting power and shared dispositive power over 2,579,698 shares of common stock as of June 17, 2021. As of the close of business on June 23, 2021, Integrated beneficially owned 2,579,698 shares of common stock outstanding. Millennium Management is the general partner of the managing member of Integrated and may be deemed to have shared voting control and investment discretion over securities owned by Integrated. Millennium Group is the managing member of Millennium Management and may also be deemed to have shared voting control and investment discretion over securities owned by Integrated. The managing member of Millennium Group is a trust of which Mr. Englander currently serves as the sole voting trustee. Therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated.
(16)    According to a report on an amendment to Schedule 13D filed with the SEC on June 30, 2021, Magnetar Financial LLC (“Magnetar Financial”) is the investment adviser to (a) Magnetar PRA Master Fund Ltd (“PRA Master Fund”), (b) Magnetar Constellation Fund II-PRA LP (“Constellation Fund”) and (c) Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund” and, collectively with PRA Master Fund and Constellation Fund, the “Magnetar Funds”). Magnetar Capital Partners LP (“Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. Alec N. Litowitz (“Mr. Litowitz”) is the manager of Supernova Management. As of June 28, 2021, Magnetar Funds held in aggregate 3,421,425 shares of common stock of the Company. The 3,421,425 shares of common stock held in the aggregate by Magnetar Funds may be deemed to be beneficially owned by Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz, and they may be deemed to share the power to vote and direct the disposition of 3,421,425 shares of common stock.
(17)    According to a report on Schedule 13D filed with the SEC on June 25, 2021, Elanco and Merger Sub reported shared voting power and shared dispositive power over 6,846,657 shares of common stock. Elanco and Merger Sub reported beneficial ownership solely because they may be deemed to have beneficial ownership of the shares by virtue of the support agreements. The shares over which Elanco and Merger Sub may be deemed to have beneficial ownership are comprised of 6,846,657 shares beneficially owned by the stockholders party to the support agreements.

SUBMISSION OF STOCKHOLDER PROPOSALS
If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of KindredBio. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.
KindredBio will hold an annual meeting of stockholders in 2022 only if the merger has not already been completed.
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 6, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Attention: Secretary

Stockholders intending to present a proposal at the 2022 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2022 annual meeting of stockholders no earlier than the close of business on February 22, 2022 and no later than the close of business on March 24, 2022. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 annual meeting of stockholders is more than 30 days before, or 60 days after, June 22, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the 90th day prior to the 2022 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in their discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
STOCKHOLDERS SHARING THE SAME ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Kindred Biosciences, Inc. stockholders may be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to Kindred Biosciences, Inc., Attention: Investor Relations, 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
No business may be transacted at the special meeting other than the matters set forth in the notice of special meeting accompanying this proxy statement, and we currently know of no other business that will be presented for consideration at the special meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to matters described in Rule 14a-4(c) under the Exchange Act, including matters that our Board does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any of these matters are presented at the meeting, then the proxies named in the enclosed proxy card will vote in accordance with their discretion.
WHERE YOU CAN FIND MORE INFORMATION
KindredBio files annual, quarterly and current reports, proxy statements and other information with the SEC.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following KindredBio filings with the SEC are incorporated by reference:
•Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on March 16, 2021;
•Definitive Proxy Statement for the Company’s Annual Meeting filed on April 29, 2021;
•Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on May 11, 2021; and
•Current Reports on Form 8-K filed on February 1, 2021, February 9, 2021, February 25, 2021, April 20, 2021, May 11, 2021, June 2, 2021, June 16, 2021, June 24, 2021 and July 1, 2021.
Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports, proxy statements and other information.
You may obtain copies of any of these filings by contacting KindredBio as described below, or by accessing the SEC’s website. Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into those documents, by requesting them in writing or by telephone at:
Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
(650) 701-7901
Attention: Secretary
If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through the “Investor Relations” section of our website, www.KindredBio.com. The information included on our website is not incorporated by reference into this proxy statement.
If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Tel: 212-929-5500 (Call Collect)
Call Toll Free (800) 322-2885
Email: proxy@mackenziepartners.com
MISCELLANEOUS
KindredBio has supplied all information relating to KindredBio contained in this proxy statement, and Elanco has supplied, and KindredBio has not independently verified, the information relating to Elanco and Merger Sub under the headings “The Parties to the Merger—Elanco Animal Health Incorporated” and “The Parties to the Merger—Knight Merger Sub, Inc.” contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED       , 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A
AGREEMENT AND PLAN OF MERGER
by and among
ELANCO ANIMAL HEALTH INCORPORATED,
KNIGHT MERGER SUB, INC.
and
KINDRED BIOSCIENCES, INC.
dated as of
June 15, 2021

TABLE OF CONTENTS

Section 10.12. Assignment	66
Section 10.13. Enforcement; Remedies	66

Annex I    Certain Defined Terms
Exhibit A    Form of Support Agreement
Exhibit B    Form of Certificate of Incorporation of the Surviving Corporation
Exhibit C    Form of Bylaws of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated June 15, 2021, is by and among Elanco Animal Health Incorporated, an Indiana corporation (“Parent”), Knight Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), and Kindred Biosciences, Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Agreement have the meanings ascribed to such terms in Annex I or as otherwise defined elsewhere in this Agreement. Parent, Merger Sub and the Company are each sometimes referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company being the surviving entity, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, certain holders of shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock” or, such shares, “Company Shares”) are entering support agreements with Parent in the form of Exhibit A (the “Support Agreements”) simultaneously with the execution and delivery of this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board of Directors”) has (i) determined that the terms of this Agreement and the transactions contemplated hereby (the “Transactions”), including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable to enter into this Agreement, (ii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein and (iii) resolved to recommend that the holders of Company Shares vote to approve the adoption of this Agreement (such recommendation, the “Company Board Recommendation”); and
WHEREAS, the boards of directors of Parent and Merger Sub have approved this Agreement and determined that this Agreement and the Transactions, including the Merger, are advisable and fair to, and in the best interests of, Parent and Merger Sub and their respective stockholders.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
Article I.

THE MERGER
Section 1.1.     The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”).
Section 1.2.    Closing. The closing of the Merger (the “Closing”) shall take place as soon as practicable, but in any event no later three (3) business days, following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VIII (other than any such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco CA 94105, unless another date or place is agreed to in writing by the Company and Parent. The date on which the Closing actually takes place is referred to as the “Closing Date”.

Section 1.3.    Effective Time.
(a)Concurrently with the Closing, the Company, Parent and Merger Sub shall cause a certificate of merger (the “Certificate of Merger”) with respect to the Merger to be executed and filed with the Secretary of State of the State of Delaware (the “Secretary of State”), as provided under the DGCL. The Merger shall become effective on the date and time at which the Certificate of Merger has been duly filed with the Secretary of State or at such later date and time as is agreed between the Parties and specified in the Certificate of Merger (such date and time being referred to herein as the “Effective Time”).
(b)The Merger shall have the effects provided in this Agreement and as set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises, and be subject to all of the restrictions, disabilities and duties, of the Company and Merger Sub, as provided under the applicable sections of the DGCL.
Article II.
SURVIVING CORPORATION
Section 2.1.    Governing Documents. Subject to Section 7.5, at the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended to read in their entirety as set forth in Exhibit A and Exhibit B, respectively, until thereafter amended in accordance with applicable Law and the applicable provisions of the certificate of incorporation and bylaws.
Section 2.2.    Officers and Directors of the Surviving Corporation.
(a)From and after the Effective Time, the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation, each to hold office until their respective successors shall have been duly elected, designated or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
(b)From and after the Effective Time, the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
Article III.

TREATMENT OF SECURITIES
Section 3.1.Treatment of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub or the holders of any securities of the Company or Merger Sub:
(a)Conversion of Company Securities. Except as otherwise provided in this Agreement, each Company Share issued and outstanding immediately prior to the Effective Time (including Company Restricted Stock but not including Cancelled Shares and Dissenting Shares) shall be cancelled and automatically converted into the right to receive $9.25 in cash, without interest (the “Merger Consideration”). As of the Effective Time, the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Shares (including Company Restricted Stock but not including the Cancelled Shares) shall cease to have any rights with respect to such Company Shares other than the right to receive the Merger Consideration or, with respect to Dissenting Shares, the rights set forth in Section 262 of the DGCL.
(b)Cancellation of Company Common Stock. Each Company Share held by the Company as treasury stock (or by any wholly owned subsidiary thereof) or held by Parent or Merger Sub (or by any wholly owned subsidiary of Parent) immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof (such Company Shares collectively, the “Cancelled Shares”).
(c)Conversion of Merger Sub Capital Stock. Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.
(d)Adjustment to Merger Consideration. Without limiting the other provisions of this Agreement and other than as contemplated by this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of Company Shares shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), division or subdivision of shares or other similar transaction, or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Merger Consideration shall be equitably adjusted to reflect such change; provided, however, that nothing in this Section 3.1(d) shall permit the Company to take any action with respect to its securities that is otherwise prohibited by the terms of this Agreement.
Section 3.2.Payment for Securities; Surrender of Certificates.
(a)Exchange Fund. Prior to Effective Time, Parent shall designate a paying agent (the “Paying Agent”), the identity and the terms of appointment of which shall be reasonably acceptable to the Company, for the payment of the funds to which holders of Company Shares shall become entitled pursuant to the Merger. Parent shall pay the fees and expenses of the Paying Agent. At or promptly following the Effective Time and on the Closing Date, Parent shall, or shall cause Merger Sub to, deposit with the Paying Agent for the benefit of the holders of the Company Common Stock (excluding Cancelled Shares and Dissenting Shares) all of the funds necessary to make the aggregate payments of the Merger Consideration due under Section 3.1 (the “Exchange Fund”). In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 3.1, Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payments. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 3.2(c), except as expressly provided for in this Agreement; provided that any and all interest or other amounts earned with respect to the Exchange Fund shall be the property of Parent.
(b)Procedures for Surrender. As promptly as practicable (and in any event not later than the third (3rd) business day) following the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate or Book-Entry Share representing Company Shares that pursuant to Section 3.1(a) were converted into the right to receive the Merger Consideration (x) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof in accordance with Section 3.2(f)) or Book-Entry Shares to the Paying Agent and which shall be in the form and have such other provisions as Parent and the Company prior to the Effective Time may reasonably specify, and (y) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the applicable Merger Consideration into which the number of Company Shares previously represented by such Certificates or Book-Entry Shares shall have been converted pursuant to this Agreement.
(c)Payment Procedures. Following surrender to the Paying Agent of Certificates (or affidavit of loss and compliance with such other requirements in lieu thereof in accordance with Section 3.2(f)) or Book-Entry Shares, together with such letter of transmittal duly executed, and such other documents as may be required by the Paying Agent, the holder of such Certificates or Book-Entry Shares shall be paid in exchange therefor cash in an amount (subject to any applicable withholding Tax) equal to the product of the number of Company Shares represented by such Certificates or Book-Entry Shares multiplied by the Merger Consideration, and such Certificates or Book-Entry Shares shall forthwith be cancelled. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration payable upon the surrender of the Certificates or Book-Entry Shares. From and after the Effective Time and until surrendered in accordance with the provisions of this Section 3.2(c), each Certificate and Book-Entry Share (other than Cancelled Shares or Dissenting Shares) shall represent for all purposes solely the right to receive, in accordance with the terms hereof, the Merger Consideration multiplied by the number of Company Shares evidenced by such Certificates or Book-Entry Shares, without any interest thereon. In the event of a transfer of ownership of Company Shares that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate or Book-Entry Shares so surrendered are registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer or such Book-Entry Shares shall be properly transferred and the Person requesting such issuance shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Shares or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.
(d)Transfer Books; No Further Ownership Rights in Company Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Shares on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares that evidenced ownership of Company Shares immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares other than the right to receive the Merger Consideration, except as otherwise provided herein. If, at any time after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article III.
(e)Termination of Exchange Fund; No Liability. At any time following twelve (12) months after the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Exchange Fund that have not been disbursed, or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures, to holders of Certificates or BookEntry Shares, and thereafter such holders shall be entitled to look only to the Surviving Corporation and Parent (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Certificates or BookEntry Shares and in compliance with the procedures in Section 3.2(b), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent or the Paying Agent shall be liable to any holder of a Certificate or BookEntry Share for any Merger Consideration or other amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become the property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any person previously entitled thereto.
(f)Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent or the Paying Agent, the posting by such holder of a bond in such reasonable amount as Parent or the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, and subject to such holder’s compliance with the exchange procedures set forth in Section 3.2(b) (other than the surrender of a Certificate), the applicable Merger Consideration payable in respect thereof pursuant to Section 3.1.
Section 3.3.Dissenter’s Rights.
(a)Notwithstanding anything to the contrary in this Agreement, Company Shares issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) held by a holder who has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under Delaware Law with respect to such shares) shall not be converted into a right to receive the Merger Consideration but instead shall be entitled to payment of such consideration as may be determined to be due in accordance with Section 262 of the DGCL; provided, that if, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such Company Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 3.1(a), without interest thereon, upon surrender of such Certificates formerly representing such Company Shares or transfer of such Book-Entry Shares, as the case may be.
(b)The Company shall give prompt (and, in any event, within forty-eight (48) hours) notice to Parent of any demands received by the Company for appraisal of any Company Shares, of any withdrawals of such demands and of any other instruments served pursuant to the DGCL and received by the Company relating to Section 262 of the DGCL, and Parent shall have the opportunity to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any such appraisal demands. Any cash deposited with the Paying Agent pursuant to Section 3.2(a) with respect to Company Shares that become Dissenting Shares will be returned to Parent upon demand therefor.
Section 3.4.Treatment of Company Equity Awards.
(a)At the Effective Time, each share of Company Common Stock subject to vesting, repurchase or other lapse restriction (the “Company Restricted Stock”) outstanding immediately prior to the Effective Time shall fully vest (to the extent such Company Restricted Stock would not otherwise vest) and be cancelled and converted automatically into the right to receive the Merger Consideration payable pursuant to Section 3.1(a) and be treated in the same manner as all other Company Shares for such purposes.
(b)Each option to purchase Company Shares (other than rights to purchase Company Shares under the Company ESPP), whether vested or unvested and whether subject to time-based or performance-based vesting, that is outstanding immediately prior to the Effective Time (each, a “Company Option”) shall, as of the Effective Time, become fully vested (to the extent unvested or to the extent such Company Option would not otherwise vest) and be automatically cancelled and converted into the right to receive an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the exercise price per Company Share of such Company Option by (ii) the total number of Company Shares subject to such Company Option. From and after the Effective Time, each Company Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the amount described in this Section 3.4(b), if any. Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay to the holders of Company Options the cash amounts described in the second preceding sentence, less such amounts as are required to be withheld or deducted under the Code or any other applicable provision of state, local or foreign Tax Law with respect to such payment, as soon as reasonably practicable (and in any event within ten (10) calendar days) following the Effective Time. Any Company Option with a per share exercise price equal to or greater than the Merger Consideration shall be cancelled for no consideration.
(c)Each award of restricted stock units denominated in Company Shares, whether subject to time-based or performance-based vesting, that is outstanding immediately prior to the Effective Time (each, a “Company RSU Award”), shall, as of the Effective Time, become fully vested (to the extent unvested or to the extent such Company RSU Award would not otherwise vest) and be automatically cancelled and converted into the right to receive an amount in cash equal to the product obtained by multiplying (i) the total number of Company Shares subject to such Company RSU Award by (ii) the Merger Consideration. Parent shall, or, if applicable, shall cause one of its Subsidiaries to, pay to the holders of Company RSU Awards the cash amounts described in the immediately preceding sentence, less such amounts as are required to be withheld or deducted under the Code or any other applicable provision of state, local or foreign Tax Law with respect to such payment, as soon as reasonably practicable (and in any event within ten (10) calendar days) following the Effective Time (or, if applicable, such later date required by Section 409A of the Code).
(d)In the case of any Company Options or Company RSU Awards that are subject to performance periods that are ongoing as of the Effective Time, performance conditions shall be deemed satisfied (to the extent such performance conditions would not otherwise be deemed satisfied) at the greater of target and actual performance (as determined by the Board) as of the Effective Time.
(e)As of the Effective Time, all Stock Plans shall be terminated, and no further Company Shares, Company Equity Awards or other rights with respect to Company Shares shall be granted thereunder.
(f)Prior to the Effective Time, the Company shall cooperate with and reasonably assist Parent to cause the timely payment of the amounts Parent is required to pay following the Effective Time to the holders of Company Options pursuant to Section 3.4(b) and to the holders of Company RSU Awards pursuant Section 3.4(c), including by providing all information reasonably requested by Parent that is reasonably necessary to make timely payments thereof.
(g)The Company, the Company Board of Directors and the compensation committee thereof, as applicable, (i) shall take all actions necessary to (A) terminate the Company’s Employee Stock Purchase Plan (the “Company ESPP”) and all outstanding rights thereunder as of the day immediately prior to the Effective Time, contingent upon the occurrence of the Closing, (B) ensure that, from and after the date hereof, no new participants are permitted to participate in the Company ESPP and participants may not increase their payroll deductions or purchase elections from those in effect on the date of this Agreement, (C) ensure that, except for the offering or purchase period (if any) under the Company ESPP that is in effect on the date hereof (the “Final Offering Period”), from and after the date hereof, no offering or purchase period shall be authorized or commenced, and (D) provide notice to participants describing the treatment of the Company ESPP pursuant to this Section 3.4(f) and (E) otherwise effectuate the treatment of the Company ESPP as contemplated in this Section 3.4(f); and (ii) shall provide to Parent, prior to the Closing, reasonable evidence of the completion of the actions described in the immediately preceding clause (i). If the Effective Time occurs during the Final Offering Period, the Final Offering Period shall terminate no later than the day immediately prior to the Effective Time, and the Company shall cause the exercise date applicable to the Final Offering Period to accelerate and occur on such termination date with respect to any then-outstanding purchase rights. Notwithstanding anything in this Agreement to the contrary, (x) all amounts allocated to each participant’s account under the Company ESPP at the end of the Final Offering Period shall thereupon be used to purchase whole Company Shares under the terms of the Company ESPP for such offering period, which Company Shares shall be cancelled at the Effective Time in exchange for the right to receive the Merger Consideration in accordance with Section 3.1(a) following the purchase of the Company Shares and (y) the Company shall return to each participant the funds, if any, that remain in such participant’s account after such purchase.
(h)Prior to the Effective Time, the Company shall adopt such appropriate resolutions and take all other actions necessary and appropriate (including obtaining any required consents) to effectuate the actions contemplated by this Section 3.4(h).
Section 3.5.Withholding. Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from the consideration otherwise payable to a holder of Company Common Stock or Company Equity Awards pursuant to this Agreement, any amounts that Parent, Merger Sub, the Surviving Corporation, or such Paying Agent determines to be required to be withheld or deducted with respect to such consideration under the Code, or any applicable provisions of state, local or foreign Tax Law. Amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock or Company Equity Awards in respect of which such deduction and withholding was made. Parent, Merger Sub, the Surviving Corporation, or such Paying Agent shall timely remit the withheld amount to the Governmental Entity.
Article IV.

REPRESENTATIONS AND
WARRANTIES OF THE COMPANY

Except (i) as disclosed in the Company SEC Documents filed or furnished with the SEC (including exhibits and other information incorporated by reference therein) and publicly filed after December 31, 2019 and at least two (2) business days prior to the date hereof, excluding, in each case, any disclosures set forth in any “risk factors” section or any “forward-looking statements” section or any other statements that are similarly cautionary, predictive or forward-looking in nature (it being acknowledged and agreed that clause (i) shall not apply to any representations and warranties set forth in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.22, 4.23, 4.24 and 4.25), or (ii) as disclosed in the disclosure letter delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Letter”) (which disclosure in the Company Disclosure Letter shall be deemed to qualify or provide disclosure in response to (x) the section of this Article IV that corresponds to the section of the Company Disclosure Letter in which such disclosure is set forth and (y) any other section of this Article IV to the extent that its relevance to such section to qualify such other representation and warranty is reasonably apparent from the face of such disclosure), the Company represents and warrants to Parent as set forth below.
Section 4.1.Qualification, Organization, Subsidiaries, etc.
(a)Each of the Company and the Company Subsidiaries (i) is a corporation duly organized, validly existing and, where such concept is recognized, in good standing under the Laws of its respective jurisdiction of organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iii) is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except in such jurisdictions where the failure to be so qualified or in good standing, has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Parent accurate and complete copies of the Company Governing Documents and the equivalent organizational documents of each Company Subsidiary in effect on the date hereof (including any amendments thereto). The Company Governing Documents and such equivalent organizational documents of each Company Subsidiary (including any amendments thereto) so delivered are in full force and effect.
(b)Section 4.1(b) of the Company Disclosure Letter contains an accurate and complete list of the Company Subsidiaries as of the date of this Agreement indicating for each Company Subsidiary its jurisdiction of organization. All the issued and outstanding shares of capital stock of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are wholly owned, directly or indirectly, by the Company free and clear of all Liens, other than restrictions on transfer under applicable securities Laws. Except for the capital stock or other voting securities of, or ownership in, the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or ownership in, any Person.
Section 4.2.Capitalization.
(a)The authorized capital stock of the Company consists of (x) 100,000,000 shares of Company Common Stock and (y) 10,000,000 shares of preferred stock, par value $0.0001 per share (“Company Preferred Stock”), of which 100,000 have been designated “Series A Preferred Stock” (“Company Series A Preferred Stock”). As of June 14, 2021 (the “Company Capitalization Date”):
(i)45,330,569  Company Shares were issued and outstanding (none of which were Company Restricted Stock);
(ii)no shares of Company Preferred Stock were issued or outstanding.
(b)Section 4.2(b) of the Company Disclosure Letter sets forth, in each case as of the Company Capitalization Date:
(i)the aggregate number of Company Shares reserved for issuance in respect of future awards under the Stock Plans;

(ii)the aggregate number of Company Shares subject to Company Options; and
(iii)the aggregate number of Company Shares subject to Company RSU Awards;
(c)Section 4.2(c) of the Company Disclosure Letter sets forth as of the Company Capitalization Date a true and complete schedule of all outstanding Company Restricted Stock, Company Options and Company RSU Awards, which shows on an award-by-award basis (i) the holder of each such award, (ii) the grant date of each such award, (iii) if applicable, the per Company Share exercise price of each such award, (iv) the number of Company Shares underlying each such award (including, if applicable, determined at target and maximum performance levels), (v) the vesting schedule applicable to each such award, (vi) whether such award is intended to qualify as an “incentive stock option” under Section 422 of the Code, and (vii) the Stock Plan under which the award is granted. Section 4.2(c) of the Company Disclosure Letter also sets forth as of the Company Capitalization Date: (1) the number of Company Shares, if any, held by the Company in its treasury, and (2) the number of Company Shares reserved for issuance under the Company ESPP.
(d)All the outstanding shares of Company Common Stock are, and all shares of Company Common Stock and Company Preferred Stock reserved for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. All outstanding Company Shares, all shares of Company Restricted Stock, all Company Options and all Company RSU Awards have been issued or granted, as applicable, in compliance in all material respects with applicable Law.
(e)Except as set forth in Section 4.2(a) and Section 4.2(b), and except for the rights issued thereunder to purchase Company Series A Preferred Stock under the Shareholder Rights Plan, Shareholder Rights Plan, and any rights under the Company ESPP, as of the Company Capitalization Date: (i) the Company does not have any shares of capital stock or other voting securities of or ownership interests in the Company issued or outstanding, and (ii) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of capital stock to which the Company or any of the Company Subsidiaries is a party obligating the Company or any of the Company Subsidiaries to (A) issue, transfer, sell or redeem any shares in the capital or other equity interests of the Company or any Company Subsidiary or securities convertible into or exchangeable for such shares or equity interests (in each case other than to the Company or a wholly owned Subsidiary of the Company); or (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment; and (iii) there are no restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of any capital stock or other voting securities of, or ownership interests in, the Company or any Company Subsidiary issued, outstanding or reserved for issuance. Since the Company Capitalization Date through the date hereof, the Company has not issued any shares of its capital stock or any securities convertible into or exchangeable for such shares other than upon exercise or conversion of, or in settlement of, Company Options or Company RSU Awards outstanding as at the Company Capitalization Date and as disclosed in Section 4.2(c) of the Company Disclosure Letter. $85,000 is the maximum aggregate dollar amount that could be contributed to the Company ESPP for the Final Offering Period, based on the participants who participate in the Company ESPP and their payroll deductions and purchase elections, in each case, as in effect on the Company Capitalization Date.
(f)Neither the Company nor any Company Subsidiary has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.
(g)There are no voting trusts or other agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting or disposition of the capital stock or other equity interest of the Company or any Company Subsidiary or granting to any Person or group of Persons the right to elect, or to designate or nominate for election, a director to the Company Board of Directors or any Company Subsidiary.

Section 4.3.Corporate Authority.
(a)Assuming the accuracy of the representations and warranties contained in Section 5.8, (i) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions, including the Merger, and (ii) the execution, delivery and performance of its obligations under this Agreement and the consummation of the Transactions have been duly and validly authorized by the Company Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the Transactions and the performance of the Company’s obligations under this Agreement, except, with respect to the Merger, for (A) the approval of this Agreement by the affirmative vote of the holders of not less than a majority of the outstanding Company Shares (the “Requisite Company Vote”) and (B) the filing of the Certificate of Merger with the Secretary of State. On or prior to the date hereof, the Company Board of Directors (at a meeting duly called and held) has (w) determined that the terms of the Merger and the other Transactions are fair to, and in the best interests of, the Company and its stockholders, and declared it advisable to enter into this Agreement, (x) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions contained herein, (y) resolved to recommend that the holders of Company Shares vote to approve the adoption of this Agreement and (z) to the extent necessary, adopted a resolution having the effect of causing this Agreement and the Transactions not to be any Takeover Statute that might otherwise apply to the Transactions. None of the foregoing resolutions of the Company Board of Directors have been amended, rescinded or modified.
(b)Other than the Requisite Company Vote, no vote of the holders of Company Shares or other capital stock of the Company is necessary to approve this Agreement and consummate the Merger under applicable Law or the Company Governing Documents.
(c)This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the legal, valid and binding agreement of Parent and Merger Sub, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Limitations”).
Section 4.4.Governmental Consents; No Violation.
(a)Other than in connection with or in compliance with (i) the filing of the Certificate of Merger as required by the DGCL, (ii) the Securities Act, (iii) the Exchange Act, (iv) the HSR Act and any other applicable Antitrust Laws, and (v) any applicable requirements of NASDAQ, no authorization, consent or approval of, or filing with, any Governmental Entity is necessary, under applicable Law, for the consummation by the Company of the Transactions, except for such authorizations, consents, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)The execution, delivery and performance by the Company of this Agreement do not, and, except as described in Section 4.4(a), the consummation of the Transactions and compliance with the provisions hereof will not (i) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any Material Contract or any Lease result in the creation of any Lien upon any of the properties, rights or assets of the Company or any Company Subsidiaries, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Company Governing Documents or (iii) conflict with or violate any Laws applicable to the Company or any of the Company Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.5.SEC Reports and Financial Statements.
(a)From January 1, 2019, the Company has filed or furnished all forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports, the “Company SEC Documents”) in a timely manner. As of their respective dates, or, if modified, supplemented, amended or restated, as of the date of (and giving effect to) the last such modification, supplement, amendment or restatement, such Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as the case may be, and the applicable rules and regulations promulgated thereunder and the applicable requirements of NASDAQ, in each case, applicable to such Company SEC Documents, and none of such Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No Company Subsidiary is required to file any forms, reports or other documents with the SEC pursuant to Section 13 or 15 of the Exchange Act.
(b)The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents filed or furnished with or to the SEC from January 1, 2019, when filed, or, if modified, supplemented, amended or restated, as of the date of (and giving effect to) the last such modification, supplement, amendment or restatement, (i) complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing or such modification, supplement, amendment or restatement, (ii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof and the consolidated results of their operations, changes in stockholders’ equity and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) and (iii) have been prepared in conformity with United States Generally Accepted Accounting Principles (“GAAP”) (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).
(c)Neither the Company nor any Company Subsidiary is a party to, or is required to become a party to, any joint venture, off balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off balance sheet arrangements (as defined in Item 2.03 of Form 8-K)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company’s published financial statements or other Company SEC Documents.
Section 4.6.Internal Controls and Procedures.
(a)The Company has established and, since January 1, 2019 has maintained, and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a15 under the Exchange Act) as required by Rule 13a15 under the Exchange Act. The Company’s disclosure controls and procedures are designed to (i) ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, (ii) ensure that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes Oxley Act of 2002, (iii) provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP and (iv) provide reasonable assurance that transactions and dispositions of the assets of the Company and the Company Subsidiaries are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company and the Company Subsidiaries are being made only in accordance with authorizations of the Company’s management and directors. Since January 1, 2019, neither the Company, nor to the knowledge of the Company, the Company’s auditors have identified or been made aware of (x) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.
(b)Since January 1, 2019, the Company has been and is in compliance in all material respects with all applicable listing and corporate governance requirements of NASDAQ and all applicable rules, regulations and requirements of the Sarbanes-Oxley Act of 2002. There are no outstanding loans or other extensions of credit made by the Company or any Company Subsidiary to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.
(c)The Company has made available to Parent accurate and complete copies of all material correspondence since January 1, 2019 through the date hereof between the SEC, on the one hand, and the Company or any Company Subsidiary, on the other hand, including comment letters from the staff of the SEC relating to the Company SEC Documents containing unresolved comments and all written responses of the Company thereto. To the knowledge of the Company, as of the date hereof, no Company SEC Document is the subject of ongoing review, comment or investigation by the SEC. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any Company SEC Document.
Section 4.7.No Undisclosed Liabilities. Neither the Company nor any Company Subsidiary has any liabilities of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its consolidated Subsidiaries (or in the notes thereto), except (a) as disclosed, reflected or reserved against in the Company’s consolidated balance sheet (or the notes thereto) as of December 31, 2020 included in the Company SEC Documents filed or furnished on or prior to the date hereof, (b) for liabilities incurred in the ordinary course of business since December 31, 2020, or in connection with the preparation, negotiation or execution of or compliance with this Agreement or otherwise in connection with the Transactions, (c) for obligations of the Company or any Company Subsidiaries to perform under or comply with any Contract (other than those liabilities, if any, arising from a failure to perform or comply by the Company or any Company Subsidiaries under such Contract), and (d) for liabilities which, individually or in the aggregate, have not been or would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
Section 4.8.Absence of Certain Changes or Events.
(a)From December 31, 2020, through the date of this Agreement, there has not occurred any event, development, occurrence, or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)From December 31, 2020, through the date of this Agreement, except in connection with the Transactions, and except as resulting from COVID-19 or to comply with COVID-19 Measures, the business of the Company and the Company Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice.
(c)From December 31, 2020, through the date of this Agreement, the Company has not taken any action that would be prohibited by Section 6.1(b)(i), (ii), (iv), (v), (vi), (ix), (xi), (xii), (xiii), (xiv), (xviii), (xix), (xxii) and (xxiv) (solely as Section 6.1(b)(xxiv) relates to the other clauses of Section 6.1(b) referred to in this Section 4.8(c)), if taken or proposed to be taken after the date hereof.

Section 4.9.Compliance with Laws; Permits; Product Regulatory Matters.
(a)The Company and the Company Subsidiaries are, and have been since January 1, 2019, in compliance with, and are not in default under, any Laws applicable to the Company, such Subsidiaries or any of their respective properties or assets, including, in each case to the extent applicable, those of the U.S. Food and Drug Administration (“FDA”), U.S. Drug Enforcement Administration, U.S. Department of Agriculture (“USDA”) and any other Regulatory Authorities, except, in each case, where the failure to comply, or such default, has not been and would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. Since January 1, 2019, neither the Company nor any Company Subsidiary, nor, to knowledge of the Company, any of their respective Collaboration Partners, has received any notice or other communication from any Governmental Entity alleging or informing the Company, such Company Subsidiary or such Collaboration Partner of an investigation regarding any failure of the Company, any Company Subsidiary or any of their respective Collaboration Partners to comply with, or any default by the Company, any Company Subsidiary or any of their respective Collaboration Partners under, any such Laws, except, in each case, where the failure to comply, or such default, has not been and would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
(b)The Company and the Company Subsidiaries are in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals, orders, registrations, exemptions and clearances of any Governmental Entity necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to lawfully carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. (i) All Company Permits are in full force and effect, and (ii) the Company and the Company Subsidiaries are in compliance with the terms of all Company Permits, except in the case of each of clauses (i) and (ii) where the failure to be in force, or the failure to comply, would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. Since January 1, 2019, neither the Company nor any Company Subsidiary has received notice to the effect that a Governmental Entity was considering the amendment, termination, revocation or cancellation of any Company Permit, except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. The consummation of the Transactions, in and of itself, will not cause the revocation, termination or cancellation of any material Company Permit.
(c)Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, all submissions utilized as the basis for or submitted in connection with the Animal Drug Applications and Regulatory Authorizations currently held by the Company or any of the Company Subsidiaries are currently subsisting and in full force and effect and, when submitted to the applicable Regulatory Authority, (i) were complete and correct as of the date of submission or were corrected or supplemented by a subsequent submission and (ii) any required updates, changes, corrections or modification to such submissions have been timely submitted to the applicable Regulatory Authority. The Company or a Company Subsidiary solely owns all right, title and interest in and to all such Animal Drug Applications and Regulatory Authorizations, free and clear of all Liens.
(d)Except as set forth on Section 4.9(d) of the Company Disclosure Letter, during the period beginning on January 1, 2019 through the date of this Agreement (i) there have been no material field notifications, field corrections, market withdrawals or replacements, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Regulated Products (“Safety Notices”); and (ii) there are no Safety Notices and, to the knowledge of the Company, there have been no product complaints with respect to the Regulated Products that are reasonably likely to result in a Safety Notice with respect to the Regulated Products, a change in labeling of any of the Regulated Products or a termination or suspension of the testing of marketing or testing of any of the Regulated Products that would reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
(e)Since January 1, 2019, there have been no claims, actions, arbitrations, mediations, legal complaints, suits or proceedings, and neither the Company nor any of the Company Subsidiaries have received any written communication, from a Governmental Entity regarding a recall, suspension or discontinuance of any Regulated Product.
(f)All animal studies and trials conducted by, or, to the knowledge of the Company, on behalf of, the Company or any of the Company Subsidiaries have been since January 1, 2019, and are being, conducted in compliance in all material respects with all applicable requirements of any applicable Regulatory Authority, including the requirements of 9 C.F.R. Parts 101-118.
(g)Since January 1, 2019, neither the Company nor any of the Company Subsidiaries has been subject to physical inspections or received written inspection reports from any Regulatory Authority, in which such Regulatory Authority has asserted or alleged in writing that the operations of the Company or any Company Subsidiary were or are not in material compliance with any applicable Laws.
Section 4.10.Environmental Laws and Regulations. Except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (a) the Company and the Company Subsidiaries are now and have been since January 1, 2019 in compliance with all applicable Environmental Laws; (b) since January 1, 2019, neither the Company nor any of the Company Subsidiaries has received from any Governmental Entity any written notice, demand letter, or written request for information alleging that the Company or any of the Company Subsidiaries is in violation of any Environmental Law; (c) neither the Company nor any of the Company Subsidiaries is subject to any order, decree, injunction or agreement with any Governmental Entity imposing liability or obligations relating to any Environmental Law or any Hazardous Substance; (d) the Company has all of the Environmental Permits necessary for the conduct and operation of its business as now being conducted, and all such Environmental Permits are in good standing; (e) there has been no release by the Company or any Company Subsidiary, or for which the Company or any Company Subsidiary would reasonably be expected to be liable by Contract or by operation of Law, of any Hazardous Substance at, under, from or to any facility or real property currently or formerly owned, leased or operated by the Company or any Company Subsidiary; and (f) neither the Company nor any Company Subsidiary has assumed, undertaken or otherwise become subject to any liability of another Person relating to Environmental Laws other than any indemnities in Material Contracts.
Section 4.11.Employee Benefit Plans.
(a)Section 4.11(a) of the Company Disclosure Letter sets forth, as of the date hereof, each Company Benefit Plan. For purposes of this Agreement, “Company Benefit Plans” means each employee benefit plan (whether or not an “employee benefit plan” as defined in Section 3(3) of ERISA) and each bonus, stock, stock option or other equitybased compensation arrangement or plan, incentive, deferred compensation, retirement or supplemental retirement, severance, employment, change-incontrol, profit sharing, pension, 401(k) retirement, vacation, cafeteria, dependent care, disability, hospitalization, sickness, death, medical insurance, dental insurance, life insurance or other health or welfare plan, medical care, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, program, agreement, policy, trust, fund, or arrangement, in each case sponsored, maintained, contributed to or required to be contributed to by the Company or any Company Subsidiary for the benefit of current or former employees, directors or consultants (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary under which the Company or any ERISA Affiliate of the Company has or would reasonably be expected to have any liability. With respect to each Company Benefit Plan, the Company has made available to Parent correct and complete copies of, to the extent applicable, (i) the plan document and all amendments thereto or, if unwritten, a summary thereof (provided, however, that (x) in the case of a Company Benefit Plan that is a standard agreement entered into by the Company or any Company Subsidiary with current Company Employees on an individual basis, the Company has made available to Parent (and has not listed on Section 4.11(a) of the Company Disclosure Letter) its standard form and all material modifications agreed with any current Company Employees, and (y) in the case of a Company Benefit Plan that is an agreement with a former Company Employee, the Company has made available to Parent such agreement only if the Company or any Company Subsidiary has an ongoing obligation thereunder); (ii) the summary plan description (if required) and any summary of material modification; (iii) the most recent Form 5500 Annual Report; (iv) actuarial valuations, if applicable; (v) trust agreements and insurance contracts; (vi) the most recent determination or opinion letters for any plan intended to be qualified under Section 401(a) of the Code; and (vii) any non-routine notices or correspondence with the Department of Labor, Internal Revenue Service, or any other Governmental Entity regarding a Company Benefit Plan. No Company Benefit Plan is subject to any Laws other than those of the United States or any state, country, or municipality in the United States.
(b)
            (i) Each of the Company Benefit Plans has been established, operated, maintained and administered in material compliance with its terms and all applicable Laws, including ERISA and the Code and in each case the regulations thereunder;
(ii) no Company Benefit Plan is or has been subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code;
(iii) no Company Benefit Plan provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees, officers or directors of the Company or any Company Subsidiaries (or any dependent or beneficiary thereof) beyond their retirement or other termination of service, other than (A) coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985 or comparable state or local Laws and for which the covered individual pays the full cost of coverage or (B) benefits provided not in excess of eighteen (18) months following retirement or other termination of service under severance arrangements entered into with the individuals set forth in Section 4.11(b) of the Company Disclosure Letter;
(iv) no liability under Title IV of ERISA has been incurred by the Company, the Company Subsidiaries or any of their respective ERISA Affiliates;
(v) no Company Benefit Plan is, and none of the Company, the Company Subsidiaries or any of their respective ERISA Affiliates has ever contributed to, or been obligated to contribute to, or otherwise had any obligation or liability in connection with a “multiemployer pension plan” (as such term is defined in Section 3(37) of ERISA) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 or 4064 of ERISA;
(vi) (A) all contributions or other amounts payable by the Company or the Company Subsidiaries pursuant to each Company Benefit Plan in respect of current or prior plan years have been timely paid within the time periods, if any, prescribed by ERISA and the Code, or accrued in accordance with GAAP or applicable international accounting standards, and (B) prior to the Closing Date, the Company and the Company Subsidiaries shall have made all contributions required to be made as of the Closing Date to or with respect to each Company Benefit Plan;
(vii) there are no pending, or to the knowledge of the Company, threatened or anticipated claims, actions, investigations or audits by, on behalf of or against any of the Company Benefit Plans or the assets of any Company Benefit Plans (other than routine claims for benefits);
(viii) the Company and the Company Subsidiaries have not engaged in a non-exempt “prohibited transaction” within the meaning of section 406 of ERISA or section 4975 of the Code, and to the knowledge of the Company, no “prohibited transaction,” within the meaning of section 406 of ERISA or section 4975 of the Code, has occurred with respect to any Company Benefit Plan that would result in a material liability to the Company and the Company Subsidiaries under section 406 of ERISA or section 4975 of the Code; and
(ix) to the knowledge of the Company, no fiduciary, within the meaning of Section 3(21) of ERISA, has breached his or her fiduciary duty with respect to a Company Benefit Plan or otherwise has any liability in connection with any acts taken (or failed to be taken) with respect to the administration or investment of the assets of any Company Benefit Plan.
(c)(i) Each of the Company Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to its qualification, and

(ii) there are no existing circumstances or any events that have occurred that would reasonably be expected to cause the loss of such qualification. Each such favorable determination or opinion letter has been provided or made available to Parent.
(d)All assets of the Company Benefit Plans consist of cash or actively traded securities. No Company Benefit Plan is a health or other welfare arrangement that is self-insured.
(e)Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (either alone or in combination with another event) (i) result in any payment (including any forgiveness of Indebtedness) becoming due from the Company or any Company Subsidiary to any current or former director or any employee of the Company or any Company Subsidiary under any Company Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any Company Benefit Plan, (iii) result in any acceleration of the time of payment, funding or vesting of any such benefits, (iv) result in the payment of any amount that would, individually or in combination with any other such payment (other than a payment pursuant to an arrangement put in place by Parent), as of the date hereof, reasonably be expected to constitute an “excess parachute payment” within the meaning of Section 280G of the Code or (v) result in the triggering or imposition of any restrictions or limitations on the rights of the Company or any Company Subsidiary to amend or terminate any Company Benefit Plan.
(f)The Company is not a party to nor does it have any obligation under any Company Benefit Plan to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.
(g)All shares of Company Restricted Stock, Company Options and Company RSU Awards have been granted in accordance with the terms of the applicable Stock Plan. Each Company Option has an exercise price that is no less than the fair market value of the underlying Company Shares on the date of grant, as determined in accordance with Section 409A of the Code, and is exempt from Section 409A of the Code. The Company has made available to Parent accurate and complete copies of the forms of standard award agreement under the Stock Plans and any award agreements that materially deviate from such forms. The treatment of the Company Restricted Stock, Company Options and Company RSU Awards under this Agreement does not violate the terms of the Stock Plans or any Contract governing the terms of such awards and will not cause adverse tax consequences under Section 409A of the Code.
(h)The Company ESPP qualifies as an “employee stock purchase plan” under Section 423 of the Code, and all options to purchase Company Shares under the Company ESPP (now outstanding or previously exercised or forfeited) have satisfied applicable Law in all material respects, including the requirements of Section 423 of the Code.
Section 4.12.Labor Matters.
(a)Neither the Company nor any Company Subsidiary has been or is a party to, bound by or had or has any obligations under any collective bargaining, works council, or similar agreement or other Contract with a labor union or labor organization. Neither the Company nor any Company Subsidiary has since January 1, 2019, experienced, nor to the knowledge of the Company is there now threatened, a labor dispute, strike or work stoppage or any attempt to organize or represent the labor force of the Company or the Company Subsidiaries, and, to the knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any Company Subsidiary.
(b)The Company has made available to Parent an accurate and complete schedule that sets forth all of the employees of the Company and Company Subsidiaries as of the date hereof (each a “Company Employee”), including for each: (i) name, (ii) job title, (iii) Fair Labor Standards Act designation, (iv) work location (identified by street address), (v) current base salary or wage rate, (vi) current bonus or incentive opportunity, (vii) any other wage arrangements and (viii) visa and greencard application status. The Company has made available to

Parent an accurate and complete schedule that sets forth the names of each natural person who serves as an independent contractor, consultant, or other nonemployee service provider of the Company or any Company Subsidiary who is reasonably expected to receive payments in excess of $50,000 per annum (each a “Company Contractor”) as of the date hereof, together with the following information (x) description of each such person’s services, (y) consulting or contracting term and (z) consulting or contracting fee. Each of the Company and the Company’s Subsidiaries’ relationships with Company Contractors can be terminated on not more than thirty (30) days’ notice for any reason without any amounts being owed to such individuals, other than with respect to compensation or payments accrued before the notice of termination.
(c)To the knowledge of the Company, no Company Employee or Company Contractor is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality or non-competition agreement, that in any way materially adversely affects or restricts the performance of such individual’s duties. To the knowledge of the Company as of the date hereof, no Company Employee at the level of Director or above or who is involved in research and development activities intends to terminate their employment with the Company or any Company Subsidiary. All Company Employees are employed in the United States, and all of the terms and conditions of their employment are governed exclusively by Laws of the United States or any state, country, or municipality in the United States.
(d)To the knowledge of the Company, each Company Employee is (i) a United States citizen or lawful permanent resident of the United States or (ii) an alien authorized to work in the United States either specifically for the Company or any of its Company Subsidiaries or for any United States employer. The Company or a Company Subsidiary has completed a Form I-9 (Employment Eligibility Verification) for each Company Employee, and each such Form I-9 has since been updated as required by applicable Laws and is correct and complete in all material respects.
(e)The Company and the Company Subsidiaries have paid in all material respects all accrued salaries, bonuses, commissions, wages, severance and accrued vacation pay of the Company Employees due to be paid on or before the date hereof. The Company and the Company Subsidiaries have complied in all material respects with all Laws governing the employment of personnel by United States companies, the withholding of Taxes and the employment of non-United States nationals in the United States, including those relating to wages, hours, benefits, worker classification, labor, immigration, affirmative action, collective bargaining, discrimination, civil rights, paid sick leave, protected leave (including family, medical and parental leave), disability rights and accommodations, safety and health, workers’ compensation, the collection and payment of withholding or Social Security Taxes and similar Taxes.
(f)Neither the Company nor any Company Subsidiary has taken any action within the past one (1) year that could constitute a “mass layoff,” “mass termination,” or “plant closing” within the meaning of the Worker Adjustment and Retraining Notification Act (the “WARN Act”) and any similar Law and, during the 90-day period preceding the date hereof, no employee of the Company or Company Subsidiary has suffered an “employment loss,” with respect to the Company as defined in the WARN Act.
(g)As of the date hereof, there are no controversies pending or, to the knowledge of the Company, threatened, between the Company and any Company Subsidiaries, on the one hand, and any current or former service provider of the Company or any Company Subsidiary, on the other. No investigation, review, complaint or proceeding by any Governmental Entity or current or former service provider with respect to the Company and the Company Subsidiaries in relation to the employment or engagement of any individual is pending or, to the knowledge of the Company, threatened, nor has the Company or any of Company Subsidiary received any notice from any Governmental Entity indicating an intention to conduct the same, in each case which would reasonably be expected to be material.
(h)To the knowledge of the Company, no allegations of sexual harassment or misconduct have been made against any current or former director, officer, employee or service provider of the Company or any Company Subsidiary. Neither the Company not any Company Subsidiary has entered into any settlement agreements related to allegations of sexual harassment, misconduct or discrimination by any current or former director, officer, employee or service provider of the Company or any Company Subsidiary.
Section 4.13.Certain Business Practices. None of the Company, any Company Subsidiary or any employee, officer or director of the Company or any Company Subsidiary, in connection with the business of the Company or any Company Subsidiary, or, to the knowledge of the Company, any other third party acting on behalf of or at the direction of the Company or any Company Subsidiary, have, directly or indirectly, (i) taken any action in violation of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), or any other applicable anti-bribery related provisions in criminal and anti-competition laws (collectively, “Bribery Legislation”), (ii) made, offered, authorized, promised or facilitated any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment or other thing of value to any Representative of any Governmental Entity or any political party, party official or candidate for political office, (iii) requested, agreed to receive, or accepted a payment, gift or hospitality from a Person if it is known or suspected that it is offered with the expectation that it will obtain an improper business advantage for them, (iv) established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (v) been subject to any actual or pending civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Company or any Company Subsidiary relating to applicable Bribery Legislation, including the FCPA.
Section 4.14.Customs and Trade Laws. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, each of the Company and Company Subsidiaries is, and within the past five (5) years, have been, in compliance with all applicable Customs and International Trade Laws, including (i) obtaining all licenses or other authorizations required for the export, reexport, transfer (in country), import, or provision of commodities, software, technology, or services; and (ii) satisfying all applicable registration, filing, and reporting obligations under Customs and International Trade Laws. There are no material unresolved questions or claims concerning any liability of the Company and the Company Subsidiaries with respect to any false statement or omission made by the Company or any Company Subsidiary related to applicable Customs and International Trade Laws. None of the Company, the Company Subsidiaries, or their respective directors, officers, employees or, to the knowledge of the Company, agents is a Sanctioned Person or is subject to debarment or any list-based designations under the Customs and International Trade Laws, and neither the Company nor any of the Company Subsidiaries has within the past five (5) years engaged in, nor is now engaging in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was a Sanctioned Person in violation of applicable Law.
Section 4.15.Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
(a) (i) all Tax Returns that are required to be filed by or with respect to the Company or any of the Company Subsidiaries have been duly and timely filed (taking into account any extension of time within which to file), (ii) all Tax Returns filed by the Company or any of the Company Subsidiaries are true, complete and accurate, and (iii) the Company and the Company Subsidiaries have paid all Taxes due and owing by any of them regardless of whether shown on Tax Returns, including any Taxes required to be withheld from amounts owing to any employee, creditor, or other third party, in each case, other than Taxes for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and the Company Subsidiaries;
(b)the Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after December 31, 2015;
(c)there is not pending or threatened in writing any audit, examination, investigation, claims, suits or other proceeding with respect to any Taxes of the Company or any of the Company Subsidiaries;
(d)neither the Company nor any of the Company Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

(e)neither the Company nor any of the Company Subsidiaries has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify under Section 355 of the Code in the five (5) years prior to the date of this Agreement;
(f)none of the Company or any of the Company Subsidiaries is a party to any Tax allocation, sharing or indemnity agreement or arrangement (other than (i) any such agreement or arrangement solely among members of a group the common parent of which is the Company or any Company Subsidiary, or (ii) any Tax sharing or indemnification provisions in ordinary course commercial agreements or arrangements that are not primarily related to Taxes) or has any liability for Taxes of any Person;
(g)neither the Company nor any of the Company Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company or any of the Company Subsidiaries) or has any liability for Taxes of any Person (other than the Company or any of the Company Subsidiaries) under Treasury Regulation Section 1.15026 (or any comparable provision of local, state, or foreign Law), or as transferee or successor;
(h)there are no Liens for Taxes upon any assets of the Company or any of the Company Subsidiaries, except for Permitted Liens;
(i)neither the Company nor any of the Company Subsidiaries has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.60114(b);
(j)no claim has ever been made in writing by any taxing authority in a jurisdiction where either the Company or any of the Company Subsidiaries does not file Tax Returns that the Company or the Company Subsidiary, as the case may be, is or may be subject to Tax in that jurisdiction;
(k)neither the Company nor any of the Company Subsidiaries has a branch, permanent establishment (within the meaning of an applicable Tax treaty), or otherwise has an office or fixed place of business in a country other than the country in which it is organized;
(l)neither the Company nor any of the Company Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any Taxes, nor is any such request outstanding;
(m)neither the Company nor any of the Company Subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise;
(n)the Company and the Company Subsidiaries have not deferred any Taxes under Section 2302 of the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”) or Section 965(h) of the Code;
Notwithstanding any other provisions of this Agreement to the contrary, the representations and warranties made in Section 4.11 and this Section 4.15 are the sole and exclusive representations and warranties of the Company and the Company Subsidiaries with respect to Taxes and Tax matters.
Section 4.16.Investigation; Litigation. (a) There is no investigation or review pending (or, to the knowledge of the Company, threatened in writing) by any Governmental Entity with respect to the Company or any Company Subsidiary or any of their respective properties, rights or assets, and (b) there are no claims, actions, arbitrations, mediations, suits or proceedings pending (or, to the knowledge of the Company, threatened in writing) against the Company or any Company Subsidiary or any of their respective properties, rights or assets or any present or former officer, director or employee of the Company or any Company Subsidiary in such individual’s capacity as such before, and there are no orders, judgments or decrees of, any Governmental Entity or arbitral tribunal, which, in the case of clause (a) or (b), would reasonably be expected to be, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.
Section 4.17.Intellectual Property; Information Technology and Privacy.
(a)Section 4.17(a) of the Company Disclosure Letter sets forth all (i) patents and patent applications, (ii) trademark and service mark registrations and applications for registration thereof, and (iii) copyright registrations and applications for registration thereof, in each case that are owned (solely or jointly with others) by the Company or any Company Subsidiary as of the date of this Agreement (collectively, “Company Registered IP”) and identifies for each such item of Company Registered IP, (A) all jurisdictions in which such item of Intellectual Property is registered, issued or granted or has been applied for; (B) all registration, issuance, grant, serial and application numbers, as applicable; (C) all filing, registration, issuance and grant dates, as applicable; and (D) the owners thereof and, if co- or jointly-owned, all co- or joint owners. All Company Registered IP (other than pending applications) is subsisting and enforceable and, to the knowledge of the Company, valid and in full force and effect and all Company Registered IP that is the subject of a pending application is subsisting. To the knowledge of the Company, no patents or patent applications that are Company Registered IP and that are material to the business of the Company or a Company Subsidiary has been abandoned, cancelled, forfeited, relinquished, allowed to lapse, or finally rejected without recourse by any action or failure to take action by the Company or such Company Subsidiary.
(b)(i) The Company or one of the Company Subsidiaries (A) is the sole and exclusive owner of all Owned Company Intellectual Property, except as indicated in Section 4.17(b) of the Company Disclosure Letter, and (B) has a valid, subsisting and enforceable license, pursuant to a written Contract, to use or practice all Non-Owned Company Intellectual Property that is material to and used or practiced in the business of the Company or a Company Subsidiary (“Material Licensed Company IP”), in the case of each of clauses (A) and (B), free and clear of any Lien, except for Permitted Liens; (ii) no Owned Company Intellectual Property and, to the knowledge of the Company, no Material Licensed Company IP, is the subject of any outstanding injunction, judgment, order, decree or ruling; and (iii) no lawsuit, claim, complaint, action, formal investigation or other proceeding before or by any Governmental Entity of which the Company has received notice is pending or, to the knowledge of the Company, threatened that challenges the ownership, use, right to use, registration, right to register, scope, priority, duration, legality, validity or enforceability of any Owned Company Intellectual Property or any Material Licensed Company IP; except to the extent that the failure of any of the foregoing clauses (i), (ii) or (iii) to be true and correct would not be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
(c)Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, the Company or one of the Company Subsidiaries owns or has the valid and enforceable right or license pursuant to a valid and enforceable written Contract to use or practice under, all Company Intellectual Property used in the business of the Company or such Company Subsidiary, as applicable, as such business is currently conducted; provided, that no representation and warranty is made in this Section 4.17(c) as to the non-infringement of any Intellectual Property of any other Person.
(d)Neither the Company nor any of the Company Subsidiaries has received any written complaint, claim, demand, or notice during the past three (3) years alleging any infringement, or misappropriation of third-party Intellectual Property, and, to the knowledge of the Company, neither the Company nor any of the Company Subsidiaries has infringed, misappropriated or violated in any material respect any Intellectual Property of any third party in the past three (3) years. To the knowledge of the Company, and except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, there has been no unauthorized use, infringement, misappropriation or other violation by any third party of any Company Intellectual Property.
(e)The Company and the Company Subsidiaries have taken commercially reasonable measures to protect, preserve and maintain the secrecy and confidentiality of all material trade secrets and other material confidential data and information that is Company Intellectual Property. All employees and independent contractors (i) involved in the creation or development of any material Owned Company Intellectual Property for the

Company or any Company Subsidiary have assigned pursuant to a binding written assignment agreement to the Company or such Company Subsidiary all of their rights therein that did not initially vest with the Company or such Company Subsidiary by operation of law or (ii) with access to any material trade secrets of the Company or any of the Company Subsidiaries have executed a binding confidentiality agreement with the Company. The Company’s standard form confidentiality and assignment agreements have been made available to Parent. To the knowledge of the Company, since January 1, 2019, there has been no unauthorized disclosure of any material non-public Company Intellectual Property to any employee, consultant, independent contractor or other Person who has not executed a binding confidentiality agreement, as described in this Section 4.17(e).
(f)No Owned Company Intellectual Property has been developed or otherwise obtained, in whole or in part, through the use of funding or other resources of any Governmental Entity or institution of higher learning.
(g)Section 4.17(g) of the Company Disclosure Letter sets forth an accurate and complete list of (i) all currently effective material licenses, sublicenses, rights, interests and options granted by the Company or a Company Subsidiary to any third party with respect to any Company Intellectual Property (including coexistence agreements, prior rights agreement, rights of first refusal, rights of last refusal, covenants not to sue, immunities from suit and rights to indemnification), other than non-disclosure agreements or non-exclusive licenses granted by the Company or a Company Subsidiary to vendors and other similar contractors in the ordinary course of business consistent with past practice, and (ii) all currently effective licenses, sublicenses, rights, interests and options granted by a third party to the Company or a Company Subsidiary with respect to any Material Licensed Company IP, other than licenses to generally commercially available software licensed pursuant to a standard “off-the-shelf” or “shrink wrap” or “click wrap” agreements. Other than pursuant to a Contract set forth in Section 4.17(g) of the Company Disclosure Letter, there are no royalties, license fees, honoraria or other payment obligations of the Company or any Company Subsidiary in excess of $100,000 annually, excluding maintenance fees payable to Governmental Entities, with respect to any of the Non-Owned Company Intellectual Property.
(h)None of the execution and delivery of this Agreement, the consummation of the Transactions, or the performance by the Company or any Company Subsidiary of its obligations hereunder, materially alter or impair any of the Company’s or any Company Subsidiary’s rights in, to and under any material Company Intellectual Property or the validity, enforceability, legality, use, right to use, ownership, registration, right to register, priority, scope or duration of any such Company Intellectual Property.
(i)All material IT Assets used by Company or the Company Subsidiary are (i) owned by the Company or a Company Subsidiary, (ii) currently in the public domain or otherwise available to the Company or the relevant Company Subsidiary without the approval or consent of any Person or (iii) licensed or otherwise used by the Company or the relevant Company Subsidiary pursuant to terms of valid, binding written agreements. The IT Assets operate and perform in a manner that permits the Company and the Company Subsidiaries to conduct their respective businesses as currently conducted in all material respects.
(j)The Company and the Company Subsidiaries are, and have been since January 1, 2019, in material compliance with all Privacy and Information Security Requirements.
(k)Since January 1, 2019, there have not been any actual, suspected, or alleged Security Incidents with respect to the Company or any Company Subsidiary or actual or alleged claims asserted in writing against the Company or any Company Subsidiary related to Security Incidents, in each case which is reasonably expected to be material to the Company and the Company Subsidiaries, taken as a whole. To the knowledge of the Company, there are no data security, information security, or other technological vulnerabilities with respect to the Company’s or any Company Subsidiary’s IT Assets that would adversely impact their operations or cause a material Security Incident.
Section 4.18.Tangible Personal Property. Except as would not be material to the Company and the Company Subsidiaries, taken as a whole, the Company and the Company Subsidiaries are in possession of and have good title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures and other tangible personal property and assets reflected as owned, leased or used by the Company or the Company Subsidiaries in the most recent balance sheet of the Company contained in the Company SEC Reports filed prior to the date hereof (except for any such properties or assets that have been sold or disposed of in the ordinary course of business consistent with past practice, since the date of such balance sheet), free and clear of all Liens, other than Permitted Liens. All items of machinery, equipment, furniture, fixtures and other tangible personal property and assets are adequate for the uses to which they are being put, are, in all respects, in good operating condition and repair (ordinary wear and tear and ongoing maintenance excepted), except as would not be material to the Company and the Company Subsidiaries, taken as a whole. No representation or warranty is made under this Section 4.18 with respect to any intellectual property or intellectual property rights.
Section 4.19.Real Property.
(a) Section 4.19(a) of the Company Disclosure Letter sets forth the owner, address and tax identification number of all real property owned by the Company or any Company Subsidiary (such real property, together with all buildings, structures, improvements, and fixtures located thereon and all easements and other rights and interests appurtenant thereto, the “Company Owned Real Property”). Either the Company or a Company Subsidiary has good and marketable fee simple title, subject to no Liens other than Permitted Liens, to the Company Owned Real Property.
(b)Section 4.19(b) of the Company Disclosure Letter sets forth an accurate and complete list of all leases, subleases, licenses, concessions, and other Contracts (each, together with all material modifications, amendments, supplements, waivers and side letters thereto a “Lease”), by which the Company or any of its Subsidiaries leases, licenses or otherwise uses or occupies or has the right to use or occupy any real property (the “Company Leased Real Property” and, together with the Company Owned Real Property, the “Real Property”) in each case identifying the tenant and the landlord under each such Lease and the address of the real property associated with such Lease. Each Lease is a legal, valid and binding and is in full force and effect, subject to the Enforceability Limitations, and no uncured default of a material nature on the part of the Company or, if applicable, its Subsidiary or, to the knowledge of the Company, the landlord thereunder exists with respect to any Company Leased Real Property. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, the Company and each of its Subsidiaries has a good and valid leasehold interest in or contractual right to use or occupy, subject to the terms of the Lease applicable thereto, the Company Leased Real Property, free and clear of all Liens, except for Permitted Liens.
(c)No Person is in possession or occupancy of, nor leases, subleases, licenses, or otherwise has the right to use or occupy any of the Real Property other than the Company or a Company Subsidiary. Neither the Company nor the applicable Company Subsidiary is obligated under, nor is a party to, and the Real Property is not subject to, any option, right of first refusal or other contractual right to purchase, acquire, sell, assign, ground lease or dispose of any of the Real Property or any portion thereof or interest therein, except in the case of Real Property subject to a Lease as would not materially interfere with the continued use by the Company or applicable Company Subsidiary. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, the Real Property and its continued use, occupancy and operation as currently used, occupied and operated, does not constitute a nonconforming use under any applicable building, zoning, subdivision or similar Law applicable to the Real Property, or under any applicable Lease or any restrictive covenant affecting the Real Property. Neither the whole nor any material part of the Company Owned Real Property or, to the knowledge of the Company, of the Company Leased Real Property is subject to any pending, and the Company has not received notice of any threatened, suit for condemnation or other taking by any public authority or proceeding to impose any special assessment relating to any Real Property or any material portion thereof, which, in either case, would reasonably be expected to curtail or interfere with the use of such property for the present conduct of the Company’s and Company Subsidiaries’ businesses as they are now being conducted. The Company Owned Real Property and the premises leased by the Company at (i) 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010, and (ii) 863 Mitten Road, Burlingame, CA 94010 are supplied with and have all utilities and direct access, or access via an irrevocable appurtenant easement, each as is necessary to operate the such properties for the present conduct of the businesses as such properties are currently operated.

Section 4.20.Material Contracts.
(a)Except for this Agreement, Section 4.20 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each Contract described below in this Section 4.20(a) under which the Company or any Company Subsidiary is a party, has any current or future rights, responsibilities, obligations or liabilities (in each case, whether contingent or otherwise) or to which any of their respective properties or assets is subject, in each case as of the date of this Agreement (all Contracts of the type described in this Section 4.20(a) being referred to herein as the “Material Contract”):
(i)any Contract that (A) expressly limits, curtails or restricts the ability of the Company or any Company Subsidiary to compete or conduct activities in any geographic area or line of business with any Person, (B) contains any “most favored nations” terms and conditions (including with respect to pricing) or exclusivity obligations or (C) grants any right of first refusal, right of first offer, right of negotiation or similar right with respect to any material assets or business of the Company and the Company Subsidiaries;
(ii)each acquisition or divestiture Contract or material licensing agreement that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations);
(iii)any Contract (excluding licenses for commercial off the shelf computer software that are generally available on nondiscriminatory pricing terms) under which the Company or any Company Subsidiary is granted or grants any material license, option or other right (including a covenant not to be sued or right to enforce or prosecute any patents) with respect to any Intellectual Property of a third party;
(iv)any Contract with any Governmental Entity;
(v)each Contract not otherwise described in any other subsection of this Section 4.20(a) pursuant to which the Company or any Company Subsidiary is obligated to pay, or entitled to receive, payments in excess of $500,000 in the twelve (12)-month period following the date hereof, which cannot be terminated by the Company or such Company Subsidiary on less than thirty (30) days’ notice without material payment or penalty;
(vi)each Contract evidencing outstanding Indebtedness of the Company or the Company Subsidiaries (whether or not secured or guaranteed) or the granting of Liens (other than Permitted Liens) over the property or assets of the Company or any Company Subsidiary (other than Contracts solely among the Company and any wholly owned Company Subsidiary);
(vii)each Contract between the Company or any Company Subsidiary, on the one hand, and any former or current officer, director or affiliate (other than a wholly owned Company Subsidiary) of the Company or any Company Subsidiary, any beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 5% or more of the shares of Company Common Stock or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b2 and Rule 16a1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any Company Subsidiary has an obligation to indemnify such officer, director, affiliate or family member, but not including any Company Benefit Plans;
(viii)any Contract with a third party under which the Company or any Company Subsidiary obtains the services of temporary or leased employees;
(ix)each Contract (A) providing for the employment of, the performance of services by, or compensation to, any Company Employee or Company Contractor reasonably expected to receive payments in excess of $150,000 per annum, (B) the terms of which obligate or may in the future obligate the Company or any Company Subsidiary to make any severance, termination or similar payment to any current or former Company Employee or (C) pursuant to which the Company or any Company Subsidiary may be obligated to make any change-in-control, retention or similar payment to any current or former service provider;
(x)any collective bargaining agreement or other Contract with any labor union, works council or similar employee representative entity;
(xi)any Contract for any joint venture, partnership, limited liability corporation, strategic alliance, collaboration, or material research or development project with a third party;
(xii)any Contract that is material to the Company or any Company Subsidiary’s business that provides for the testing, clinical trial, commercialization, manufacture, marketing, importation, exportation, sale, distribution, supply or license of the Company’s or any Company Subsidiary’s products or product candidates (for the avoidance of doubt, the forgoing does not include any Contracts providing for clinical trial sites or for services in connection with clinical trials entered in the ordinary course of business consistent with past practice and under which the Company or any Company Subsidiary is obligated to make payments not in excess of $50,000);
(xiii)any Contract under which the Company or any Company Subsidiary has, directly or indirectly, made any loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any Company Subsidiary and other than investments in marketable securities in the ordinary course of business consistent with past practice);
(xiv)any stockholders’, investor rights, registration rights, tax receivables or similar or related Contract or any Contract relating to the exercise of any voting rights with respect to any capital stock or other equity securities of the Company or any Company Subsidiary; and
(xv)any Contract not otherwise described in any other subsection of this Section 4.20(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation SK of the SEC) with respect to the Company.
(b)The Company has either delivered or made available to Parent an accurate, complete and unredacted copy of each Material Contract, including all amendments thereof. Neither the Company nor any Company Subsidiary is in material breach of or material default under the terms of any Material Contract. To the knowledge of the Company, as of the date hereof, no other party to any Material Contract is in material breach of or material default under the terms of any Material Contract. Each Material Contract is a legal, valid and binding obligation of the Company or the Company Subsidiary which is party thereto and, to the knowledge of the Company, of each other party thereto, and is in full force and effect, subject to the Enforceability Limitations.
Section 4.21.Insurance. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, (a) all current insurance policies of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable and cover against the risks as are customary for companies of similar size in the same or similar lines of business and (b) all premiums due thereunder have been paid. Neither the Company nor any of the Company Subsidiaries has received notice of cancellation, termination, nonrenewal or material reduction in coverage with respect to any third party insurance policies where such cancellation, termination, nonrenewal or material reduction in coverage would reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. There are no pending material claims under any insurance policy of the Company or any Company Subsidiary as to which any insurer has, in a written notice to the Company or any of the Company Subsidiaries, questioned, denied, disputed or threatened to rescind or avoid coverage or reserved its rights to do any of the foregoing.
Section 4.22.Information Supplied. The information relating to the Company and the Company Subsidiaries to be contained in the Proxy Statement, on the date the Proxy Statement (and any amendment or supplement thereto) is first mailed to the holders of Company Shares, and on the date of the Company Stockholders’ Meeting (as it may be adjourned or postponed in accordance with this Agreement) (a) will comply as to form in all material respects with the requirements of the Exchange Act and (b) will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.22, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement that were not supplied by or on behalf of the Company.
Section 4.23.Opinion of Financial Advisor. The Company Board of Directors has received from Barclays Capital Inc. an opinion to the effect that, as of the date of such opinion and based upon and subject to the qualifications, assumptions and limitations set forth therein, from a financial point of view, the Merger Consideration to be offered to the holders of Company Common Stock (other than Parent and its affiliates) is fair to such holders and, as of the date hereof, such opinion has not been withdrawn, revoked or modified. The Company shall provide a copy of such written opinion to Parent solely for informational purposes promptly after the date hereof.
Section 4.24.State Takeover Statutes. Assuming the accuracy of Parent’s representations and warranties in the first sentence of Section 5.8:
(a)(i) the Company Board of Directors has taken all action necessary to render inapplicable to this Agreement and the Transactions Section 203 of the DGCL and any similar provisions in the Company Governing Documents, (ii) no other Takeover Statute is applicable to the Transactions and (iii) no anti-takeover provision in the Company Governing Documents is applicable to the Transactions; and
(b)(i) the Company Board of Directors has taken all action necessary to render inapplicable to this Agreement and the Transactions the Rights Agreement, dated May 19, 2017, between the Company and American Stock Transfer & Trust Company, LLC (such agreement, as amended from time to time, the “Shareholder Rights Plan”) and (ii) no anti-takeover provision in the Shareholder Rights Plan is applicable to the Transactions.
Section 4.25.Finders and Brokers. Other than Barclays Capital Inc., neither the Company nor any Company Subsidiary has employed any investment banker, broker or finder in connection with the Transactions who might be entitled to any advisory, broker’s or finder’s fee or similar fee or commission in connection with this Agreement or upon consummation of the Merger.
Section 4.26.No Other Representations. The Company acknowledges and agrees that, except as expressly set forth in the representations and warranties contained in Article V, (i) none of Parent, Merger Sub or any of their respective Subsidiaries, or any of their respective Affiliates, stockholders or Representatives, or any other Person acting on behalf of any of the foregoing, has made or is making any representation or warranty, express or implied, including as to omission or completeness, with respect to Parent or Merger Sub or any of their respective Subsidiaries or any of their respective businesses or operations, and (ii) it has not relied upon or otherwise been induced by, and is not entitled to rely upon, any representation or warranty, express or implied, including as to omission or completeness, with respect to the Parent or Merger Sub or any of their respective Subsidiaries or any of their respective businesses or operations, including with respect to any information provided or made available to the Company or any of its Representatives in connection with this Agreement or any of the Transactions.
Article V.

REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB
Parent and Merger Sub jointly and severally represent and warrant to the Company as set forth below.

Section 5.1.Qualification, Organization, Subsidiaries, etc.
(a)Each of Parent and Merger Sub (i) is a legal entity duly organized, validly existing and, where such concept is recognized, in good standing under the Laws of its respective jurisdiction of organization and (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.
(b)All the issued and outstanding shares of capital stock of Merger Sub have been validly issued and are fully paid and nonassessable and free of preemptive rights and are wholly owned, directly or indirectly, by Parent free and clear of all Liens, other than restrictions on transfer under applicable securities Laws.
Section 5.2.Corporate Authority.
(a)Parent and Merger Sub have all requisite corporate or similar power and authority to execute, deliver and perform is obligations under this Agreement and, to consummate the Transactions, including the Merger. The execution, delivery and performance of its obligations under this Agreement and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings on the part of Parent are necessary to authorize the consummation of the Transactions and the performance of Parent’s or Merger Sub’s respective obligations under this Agreement.
(b)This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the legal, valid and binding agreement of the Company, constitutes the legal, valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Limitations.
Section 5.3.Governmental Consents; No Violation.
(a)Other than in connection with or in compliance with (i) the filing of the Certificate of Merger as required by the DGCL, (ii) the Securities Act, (iii) the Exchange Act, (iv) the HSR Act and any other applicable Antitrust Laws, and (v) any applicable requirements of NASDAQ, no authorization, consent or approval of, or filing with, any Governmental Entity is necessary, under applicable Law, for the consummation by Parent and Merger Sub of the Transactions, except for such authorizations, consents, approvals or filings that, if not obtained or made, has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)The execution, delivery and performance by Parent and Merger Sub of this Agreement do not, and, except as described in Section 5.3(a), the consummation of the Transactions and compliance with the provisions hereof will not (i) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any material Contract, loan, guarantee of Indebtedness or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise or right binding upon Parent or Merger Sub or result in the creation of any Lien upon any of the properties, rights or assets of Parent or Merger Sub, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the charter and bylaws of Parent and of the Merger Sub in effect as of the date hereof (the “Parent Governing Documents”) or (iii) conflict with or violate any Laws applicable to Parent or Merger Sub or any of their respective properties or assets, other than in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.4.Absence of Litigation. There is no lawsuit, claim, complaint, action, formal investigation or proceeding before or by any Governmental Entity or arbitral tribunal pending, or to the knowledge of Parent, threatened against either Parent or Merger Sub which has had, or would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 5.5.Information Supplied. The information relating to Parent, the Parent Subsidiaries, and Merger Sub to be contained in the Proxy Statement, on the date the Proxy Statement (and any amendment or supplement thereto) is first mailed to the holders of Company Shares, and on the date of the Company Stockholders’ Meeting (as it may be adjourned or postponed in accordance with this Agreement) (a) will comply as to form in all material respects with the requirements of the Exchange Act and (b) will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 5.5, no representation or warranty is made by Parent with respect to information or statements made or incorporated by reference in the Proxy Statement which were not supplied by or on behalf of Parent.
Section 5.6.Availability of Financing. Parent and Merger Sub have available to them as of the date hereof, and will have available to them at the Closing, all funds necessary to satisfy all of their obligations hereunder, including to pay the aggregate Merger Consideration and all other amounts payable under this Agreement, including the fees and expenses of Parent and Merger Sub. In no event shall the receipt or availability of any funds or financing by Parent or Merger Sub or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations hereunder.
Section 5.7.Finders and Brokers. Other than Goldman Sachs & Co. LLC, neither Parent nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the Transactions who might be entitled to any fee or any advisory, broker’s or finder’s fee or similar fee or commission in connection with this Agreement or upon consummation of the Merger.
Section 5.8.Stock Ownership. Parent is not, and during three (3) years prior to the date has not at any time been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL. Neither Parent nor any Parent Subsidiary directly or indirectly owns, and at all times for the past three years neither Parent nor any Parent Subsidiary has owned, beneficially or otherwise, any Company Shares or any rights to acquire any Company Shares.
Section 5.9.No Merger Sub Activity. Parent formed Merger Sub solely for the purpose of engaging in the Transactions and activities incidental thereto. Since the date of Merger Sub’s formation, Merger Sub has not engaged in any activities other than in connection with this Agreement and those incident to Merger Sub’s formation.
Section 5.10.No Vote of Parent Stockholders. No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any applicable Law, Parent Governing Documents or the applicable rules of any exchange on which securities of Parent are traded, if any, in order for Parent to consummate the Transactions.
Section 5.11.Independent Investigation; No Other Representations.
(a)Each of Parent and Merger Sub has conducted to its satisfaction its own independent investigation and analysis of the business, operations, assets, liabilities, condition (financial or otherwise) and prospects of the Company and the Company Subsidiaries. Parent and Merger Sub acknowledge and agree that, except as expressly set forth in the representations and warranties contained in Article IV, neither the Company nor any of the Company Subsidiaries, nor any of their Representatives, nor any other person on any of their behalves, has made or is making any representation or warranty, express or implied, including as to omission or completeness, to Parent or Merger Sub or any other person, and that the Company and the Company Subsidiaries and its and their Representatives will have no liability to Parent, Merger Sub or any other person, with respect to any information, statements or materials provided or made available to any of them, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other statements or material provided or made available in data rooms, confidential information memoranda, management presentations or otherwise in anticipation or contemplation of this Agreement or any of the Transactions.

(b)Each of Parent and Merger Sub acknowledges and agrees that, except as expressly set forth in the representations and warranties contained in Article IV, (i) none of the Company or any Company Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other person acting on behalf of the Company, has made or is making any representation or warranty, express or implied, including as to omission or completeness, with respect to the Company or any Company Subsidiaries or any of its or their respective businesses or operations or otherwise in connection with this Agreement or any of the Transactions, and (ii) it has not relied upon or otherwise been induced by, and is not entitled to rely upon, any representation or warranty, express or implied, including as to omission or completeness, with respect to the Company or any Company Subsidiaries or any of its or their respective businesses or operations or otherwise in connection with this Agreement or any of the Transactions, including with respect to any information provided or made available to Parent or Merger Sub or any of their Representatives in connection with this Agreement or any of the Transactions.

Article VI.

COVENANTS RELATING TO CONDUCT OF BUSINESS
PENDING THE MERGER
Section 6.1.Conduct of Business by the Company Pending the Closing.
(a)Between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, except (i) as set forth in Section 6.1(a) of the Company Disclosure Letter, (ii) as required by the express terms of this Agreement, (iii) as required by Law, (iv) as required to comply with COVID-19 Measures, or (v) as consented to in writing (including via email) by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each Company Subsidiary to, conduct its business in all respects within 120 calendar days from the date of this Agreement, and in all material respects thereafter, in the ordinary course of business consistent with past practice and use commercially reasonable efforts to (w) preserve intact its and their present business organizations, assets and permits, (x) preserve its and their present material business relationships with customers, suppliers and other Persons, (y) keep available the services of its and their respective directors, officers, key employees and contractors and (z) upon the request of Parent, cooperate with Parent to facilitate the prompt delivery at or after the Effective Time to Parent or one of its Affiliates of a commitment for the issuance of an owner’s title insurance policy from a title company of Parent’s choosing on, a land title survey of, or a zoning report for, each Real Property (“Real Property Reports”). At Parent’s written request, the Company or the applicable the Company Subsidiary shall use commercially reasonable efforts to remove defects in title as disclosed by any Real Property Reports that are not Permitted Liens.
(b)Without limiting the generality of the foregoing, except as set forth in Section 6.1(b) of the Company Disclosure Letter or as otherwise required by the express terms of this Agreement or required by Law, or as required to comply with COVID-19 Measures, from the date of this Agreement until the Effective Time, unless Parent otherwise consents in writing (which consent shall not be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit any of the Company Subsidiaries to:
(i)authorize, declare or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, shares or other) or enter into any agreement with respect to the voting of its capital stock, except dividends or distributions by any Company Subsidiary to the Company or to any wholly owned Company Subsidiary;
(ii)split, combine, reduce or reclassify any of its capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, except for any such transaction by a wholly owned Company Subsidiary which remains a wholly owned Company Subsidiary after consummation of such transaction;

(iii)(A) except as required by any Company Benefit Plan under the terms in effect as of the date hereof, increase the compensation or benefits payable or to become payable to any Company Employees or Company Contractors, (B) enter into any agreement with any Company Employee that provides for severance, retention or change in control benefits, (C) establish, adopt, enter into or amend any Company Benefit Plan applicable to more than one employee, except for (i) the adoption of a severance policy substantially as set forth on Section 6.1(b)(iii)(C)(i) of the Company Disclosure Letter, or (ii) any amendments in the ordinary course of business that do not contravene the other covenants set forth in Section 6.1(b), (D) enter into or amend any collective bargaining agreement, (E) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit to, gross up or indemnify, or otherwise reimburse any current or former service provider for any Tax incurred by such service provider, including under Section 409A or Section 4999 of the Code, (F) within 120 calendar days from the date of this Agreement, and thereafter other than in the ordinary course of business consistent with past practice, hire or engage the services of any individual as a Company Employee or Company Contractor, other than with respect to (1) any such Person who is below the level of Director and who is hired or engaged as an employee or contractor to fill a position vacated (including by termination) following the date of this Agreement and (2) consultants and contractors whose compensation in each case is not expected to exceed $50,000 per annum, or (G) within 120 calendar days from the date of this Agreement, and thereafter other than in the ordinary course of business consistent with past practice, terminate (other than for cause) the services of any individual as a Company Employee or Company Contractor (and the Company thereafter may engage or hire Company Employees or Company Contractors to fill such vacancies (at a cost to the Company not materially greater than the cost of the terminated Company Contractor of Company Employee));
(iv)make any material change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable rules and regulations of the SEC;
(v)enter into agreements providing for, or consummate, any acquisitions, directly or indirectly, of a material equity interest in or a substantial portion of the assets of any Person or any business, or any mergers, consolidations or business combinations, except for transactions between the Company and a wholly owned Company Subsidiary or between wholly owned Company Subsidiaries;
(vi)amend, waive, rescind or otherwise modify the Company Governing Documents or the organizational documents of the Company Subsidiaries or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial restructuring, reorganization, dissolution or liquidation the Company or any Company Subsidiary or create any Subsidiary;
(vii)issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital stock, voting securities or other equity interest in the Company or any Company Subsidiary or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital stock, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units, other than (A) issuances of Company Shares in respect of any exercise, vesting or settlement of any Company Options or Company RSU Awards, in each case outstanding on the date hereof, or the purchase of Company Shares under the Company ESPP in respect of the Final Offering Period, (B) sales of Company Shares pursuant to the exercise of Company Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Equity Awards in order to satisfy Tax withholding obligations, (C) pursuant to offer letters or other binding commitments in effect on the date hereof that are set forth on Section 6.1(b)(vii) of the Company Disclosure Letter, (D) in the ordinary course consistent with past practice in connection with the engagement or hiring of Company Employees or Company Contractors as permitted by clause (iii) or (E) after the date 120 calendar days from the date of this Agreement, to employees and directors of the Company in the ordinary course of business consistent with past practice;

(viii)commence any offering or offering period under the Company ESPP;
(ix)directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for (A) acquisitions of Company Shares tendered by holders of Company Equity Awards outstanding on the date hereof or otherwise permitted to be issued hereunder in order to satisfy obligations to pay the exercise price and/or Tax withholding obligations with respect thereto, (B) the acquisition by the Company of Company Equity Awards outstanding on the date hereof, or otherwise permitted to be issued hereunder, in connection with the forfeiture of such awards and (C) transactions between the Company and a wholly owned Company Subsidiary or between wholly owned Company Subsidiaries;
(x)incur, assume, endorse, guarantee or otherwise become liable for any Indebtedness or issue or sell any debt securities; provided, that nothing contained herein shall prohibit the Company and the Company Subsidiaries from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practice;
(xi)make any loans, advances or capital contributions to, or any investments in, any other Person, except in connection with the Company’s products and for advances to employees in the ordinary course of business consistent with past practice and loans among the Company and its wholly owned Company Subsidiaries or among the Company’s wholly owned Company Subsidiaries;
(xii)sell, lease, license, transfer or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties or assets (including any shares in the capital of the Company Subsidiaries) or any product or product candidate or rights to a product or product candidate of the Company or any of the Company Subsidiaries), except (A) pursuant to existing agreements in effect prior to the execution of this Agreement that have been made available to Parent prior to the date hereof, (B) sales of inventory, or dispositions of obsolete or worthless equipment, in the ordinary course of business, (C) non-exclusive grants of rights to use Company Intellectual Property that are granted incidental to performance under the applicable agreement, which agreement is entered into in the ordinary course of business consistent with past practice, such as (without limitation) a clinical trial agreement or a supply agreement that the Company or any Company Subsidiaries enters into with a supplier, and (D) for transactions among the Company and its wholly owned Company Subsidiaries or among wholly owned Company Subsidiaries;
(xiii)compromise or settle any claim, litigation, investigation or proceeding, in each case made or pending against the Company or any of the Company Subsidiaries (including any compromise or settlement with respect to matters in which any of them is a plaintiff), or any of their officers and directors in their capacities as such, other than the compromise or settlement of claims, litigation, investigations or proceedings that: (A) are for an amount (in excess of insurance proceeds) not to exceed, for any such compromise or settlement, $500,000 individually or, in any three-month period, $1,000,000 in the aggregate, (B) do not impose any equitable or injunctive relief or actions that would have a material effect on the operations of the Company and the Company Subsidiaries, (C) do not result in the admission of wrongdoing by, the Company or any Company Subsidiary or (D) do not involve any violation of any criminal Law;
(xiv)within 120 calendar days from the date of this Agreement, and thereafter other than in the ordinary course of business consistent with past practice or as is commercially reasonable as determined by the Company (following good faith consultation with Parent) (and additionally in any case except in accordance with the Company’s budget described on Section 6.1(b)(xiv) of the Company Disclosure Letter), make or authorize any capital expenditure or expenditures or any obligations or liabilities in respect thereof;

(xv)(A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract or Lease, (B) amend or modify any Contract in existence on the date hereof that, after giving effect to such amendment or modification, would be a Material Contract or Lease or (C) terminate, cancel, assign or agree to any material amendment of, or make any material waiver under, any Material Contract or Lease; provided, that the foregoing shall not include renewals or modifications of existing Contracts (to the extent shall have been made available to Parent) on substantially similar (or more favorable to the Company) terms made in the ordinary course of business consistent with past practice or the entry into Material Contracts in connection with actions of the Company specifically permitted under other clauses of this Section 6.1(b); provided, further, that the foregoing shall not include Contracts entered into in the ordinary course consistent with past practice with newly hired employees of the Company not prohibited by Section 6.1(b)(iii);
(xvi)make, change or rescind any material Tax election, change any annual Tax accounting period, adopt or change any material method of Tax accounting, amend any income or other material Tax Returns except to the extent otherwise required by Law, extend the statute of limitations with respect to any income or other material Tax Returns (other than extensions that are automatically granted under applicable Law), enter into any closing agreement with respect to a material Tax, settle or compromise any material Tax claim, audit or assessment, or surrender any right to claim (1) a material Tax refund or (2) other Tax relief or Tax benefit under a COVID-19 Relief Law;
(xvii)effect any extraordinary transactions that would reasonably be expected to result in material Tax liability to Parent, the Company, any Company Subsidiary or any of their respective Affiliates in a taxable period (or portion thereof) beginning after the Closing Date in excess of Tax liability associated with the conduct of its business in the ordinary course and consistent with past practice;
(xviii) (A) forgive any loans to directors, officers, employees or any of their respective Affiliates or (B) enter into any transactions or Contracts with any Affiliates or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC;
(xix)(A) abandon, withdraw, cancel, or fail to renew any material Owned Company Intellectual Property, (B) terminate or fail to renew (to the extent renewable at the option of the Company without a material change in terms) any Contract under which material Company Intellectual Property is licensed to the Company or any Company Subsidiary, except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole or (C) disclose to any third party, other than under a confidentiality agreement or other legally binding confidentiality undertaking, any material trade secret of the Company or any Company Subsidiary that is included in the Company Intellectual Property in a way that results in loss of trade secret protection thereon;
(xx)(A) commence any clinical study of which Parent has not been informed prior to the date of this Agreement or (B) unless mandated by any Governmental Entity, discontinue, terminate or suspend any ongoing clinical study without first consulting Parent in good faith;
(xxi)fail to keep in full force and effect any material insurance policies, other than the expiration of such policies by their terms (in which event the Company or the applicable the Company Subsidiary shall use commercially reasonable efforts to renew, replace or extend such policies) or changes to such policies made in the ordinary course consistent with past practice that do not result in a material reduction in aggregate coverage for the same covered matters under all insurance policies of the Company and the Company Subsidiaries;
(xxii)write-up, write down or write off the book value off any assets, in aggregate, except in accordance with GAAP consistently applied;

(xxiii)within six (6) months from the date of this Agreement, conduct or permit any manufacturing of human health products at any of the Real Property other than at 863 Mitten Road, Burlingame, CA 94010; and
(xxiv)authorize any of, or agree, in writing or otherwise, to take any of the foregoing actions.
(c)Parent and Merger Sub acknowledge and agree that: (i) nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations prior to the Closing and (ii) prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries’ operations. In addition, for the sake of clarity, Parent does not have the right to direct and control any litigation, including any defenses, which right remains with the Company or the applicable Company Subsidiary, as appropriate.
(d)Notwithstanding Section 10.5, any request by the Company to Parent to take any of the actions set forth in Section 6.1(b) (iii), (xii), (xv), (xx), or (xxiv) (solely as (xxiv) relates to the other clauses of Section 6.1(b) referred to in this Section 6.1(d)) shall be made by email to the addresses set forth on Schedule I, and Parent’s consent to any such request shall be deemed granted if Parent does not deny such request (with an explanation for such denial) within five (5) business days after receipt of such request in accordance with this Section 6.1(d) (provided that such five (5) business day period shall be extended to the date that is two (2) business days after the date on which the Company responds to all reasonable requests of Parent for information reasonably necessary for Parent to approve or deny such request).
Section 6.2.Solicitation by the Company.
(a)From and after the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1:
(i)the Company shall not (and shall cause each Company Subsidiary not to), and shall not authorize or knowingly permit its or any Company Subsidiary’s directors, officers, employees and other Representatives to, directly or indirectly: (1) solicit, initiate or knowingly encourage or knowingly facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, which constitutes or could reasonably be expected to lead to an Acquisition Proposal; (2) enter into, continue or otherwise participate in discussions or any negotiations regarding, furnish to any Person any nonpublic information relating to the Company or any Company Subsidiary in connection with, or afford access to the business, personnel, properties, assets, books or records of the Company or any Company Subsidiary in connection with, an Acquisition Proposal; (3) grant any waiver, amendment or release of or under, any confidentiality, standstill or similar agreement (or any confidentiality, standstill or similar provision of any other Contract) with respect to the Company Shares or all or any material portion of the assets of the Company and the Company Subsidiaries, provided, that if and only if the Company Board of Directors determines in good faith, after consultation with its outside legal counsel, that the failure to grant any waiver, or amend or release, under or of any such standstill or similar agreement would be inconsistent with the directors’ fiduciary duties under applicable Law, then the Company may waive, amend or release such standstill or similar agreement solely to the extent necessary to permit a Person to make, on a confidential basis to the Company Board of Directors, an Acquisition Proposal, provided that the Company is not restricted from disclosing such Acquisition Proposal to Parent as contemplated by this Section 6.2; (4) enter into any letter of intent, agreement, contract, commitment or agreement in principle with respect to an Acquisition Proposal or enter into any agreement, contract or commitment requiring the Company to abandon, terminate or fail to consummate the Transactions; (5) take any action or exempt any Person from the restriction on “business combinations” or any similar provision contained in applicable Takeover Statutes or the Company Governing Documents or grant a waiver under Section 203 of the DGCL, or (6) resolve, propose or agree to do any of the foregoing, and

(ii)neither the Company Board of Directors nor any committee thereof shall, or shall authorize or permit the Company to, (1) withhold, withdraw, fail to include in (or remove from) the Proxy Statement, amend or qualify, or propose publicly to withhold, withdraw, fail to include in (or remove from) the Proxy Statement, amend or qualify, in a manner adverse to Parent, the Company Board Recommendation, (2) approve, recommend or submit to the holders of Company Shares or declare advisable or make any recommendation other than a rejection of, or propose publicly to approve, recommend or submit to the holders of Company Shares or declare advisable or make any recommendation other than a rejection of, any Acquisition Proposal, (3) fail to (x) reaffirm the Company Board Recommendation and (y) recommend against acceptance of a tender or exchange offer by the holders of Company Shares pursuant to Rule 14d-2 under the Exchange Act for outstanding Company Shares, in each case, within ten (10) business days after receipt of a written request of Parent following an Acquisition Proposal that has been publicly announced (in the case of clause (x)), or the commencement of such tender offer or exchange offer (in the case of clause (y)); provided that the taking of no position or a neutral position by the Company Board of Directors or any committee thereof in respect of the acceptance of any such tender offer or exchange offer as of the end of such period shall constitute a failure to recommend against acceptance of any such offer, or (4) resolve or agree to do any of the foregoing in this clause (ii) (any act described in clause (ii) above, a “Change of Recommendation”).
In addition, the Company shall immediately, and shall cause the Company Subsidiaries and its and their directors, officers, employees and other Representatives engaged by the Company in connection with the Transactions to immediately, (x) cease any and all existing discussions or negotiations with any parties (or provision of any nonpublic information to any parties) conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal, (y) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal, and (z) in no event later than two (2) business days following the date of this Agreement, request the return from all such parties, or request that all such parties cause the destruction, of all copies of confidential information previously provided to such parties by or on behalf of the Company, any Company Subsidiary or their respective Representatives (and all analyses and other materials prepared by or on behalf of such Persons that contain, reflect or analyze any such confidential information). The Company shall use its reasonable best efforts to enforce such return or destruction pursuant to the terms of each confidentiality agreement entered into with such Persons. Without limiting the foregoing, it is agreed that any violation of the foregoing restrictions by the Company Subsidiary or any Representative of the Company or the Company Subsidiary shall be deemed to be a breach of this Section 6.2(a) by the Company. For purposes of this Section 6.2(a), the term “Person” shall not include Parent or any Parent Subsidiary or other affiliate of Parent or any of their Representatives. Notwithstanding anything to the contrary contained in this Agreement, the Company and the Company Subsidiaries and the Company’s Representatives may in any event inform a Person that has made or, to the knowledge of the Company, is considering making any inquiry, indication of interest, proposal or offer relating to an Acquisition Proposal of the provisions of this Section 6.2.
(b)Notwithstanding the limitations set forth in Section 6.2(a) or anything else in this Agreement to the contrary, if the Company receives, after the date hereof and prior to obtaining the Requisite Company Vote, an unsolicited bona fide written Acquisition Proposal in circumstances not arising from a breach of Section 6.2 which the Company Board of Directors determines in good faith after consultation with the Company’s outside legal and financial advisors (i) constitutes a Superior Proposal or (ii) could reasonably be expected to result in a Superior Proposal, and, in each case, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the Company Board of Directors under applicable Law, then in either event the Company may enter into an Acceptable Confidentiality Agreement and thereafter take the following actions: (x) furnish nonpublic information to the Person making such Acquisition Proposal and its Representatives (including potential financing sources), and (y) engage in discussions or negotiations with such Person and its Representatives (including potential financing sources) with respect to the Acquisition Proposal. The Company shall provide Parent with an accurate and complete copy of any Acceptable Confidentiality Agreement as entered into as contemplated by this Section 6.2(b) promptly (and in any event within twenty-four (24) hours) of the execution thereof and the Company shall not terminate, waive, amend, release or modify any material provisions of any Acceptable Confidentiality Agreement.

(c)The Company shall notify Parent in writing promptly (and in any event within twenty-four (24) hours) after receipt of any Acquisition Proposal or any inquiry, proposal or offer, or any request for nonpublic information relating to the Company or any Company Subsidiary by any Person in connection therewith, that expressly contemplates or could reasonably be expected to lead to an Acquisition Proposal. Such notice shall (i) indicate the identity of the Person(s) making the Acquisition Proposal, inquiry, proposal, offer or request, and (ii) include a copy of the applicable written Acquisition Proposal, inquiry, proposal, offer or request (or, if oral, a summary of the material terms and conditions of any such Acquisition Proposal, inquiry, proposal, offer or the nature of the information requested). The Company shall keep Parent reasonably informed on a prompt basis (including upon the request of Parent) of the material developments, status of discussions or negotiations, and material terms (including any amendments or proposed amendments to such material terms) of any such Acquisition Proposal or potential Acquisition Proposal, including by providing a copy of material documentation (which shall include any proposals or offers) relating thereto that is exchanged between the Person (or its Representatives) making such Acquisition Proposal and the Company (or its Representatives) within twenty-four (24) hours after the receipt thereof. The Company shall promptly (and in any event within twenty-four (24) hours) provide to Parent any nonpublic information concerning the Company provided to any other Person in connection with any Acquisition Proposal or potential Acquisition Proposal that was not previously provided to Parent.
(d)Notwithstanding the limitations set forth in this Section 6.2 or anything else in this Agreement to the contrary, except for and subject to Section 6.2(e), at any time prior to the obtaining the Requisite Company Vote, the Company Board of Directors may:
(i)make a Change of Recommendation and cause the Company to terminate this Agreement pursuant to Section 9.1(h) in order to enter a Specified Agreement, which the Company Board of Directors has determined in good faith, after consultation with the Company’s outside legal and financial advisors, and after considering any amendments offered by Parent during the period contemplated by Section 6.2(e)(i), is a Superior Proposal, if, and only if, such Change of Recommendation and such termination did not result from a violation of Section 6.2 and if the Company Board of Directors has determined in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would be inconsistent with the Company’s directors’ fiduciary duties under applicable Law; or
(ii)make a Change of Recommendation, if, and only if, such Change of Recommendation is in connection with any material change, event, fact, development or occurrence, other than relating to any Acquisition Proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, that was not known or reasonably foreseeable, or the consequences of which (or the magnitude of which or the magnitude of the consequences of which) were not known or reasonably foreseeable as of the date of this Agreement, by the Company Board of Directors or any committee thereof, other than (A) developments or changes in the animal health industry generally, (B) changes, in and of itself, in the market price or trading volume of the shares of Company Common Stock, (C) developments or changes resulting from any COVID-19 Measures or (D) the fact that, in and of itself, the Company exceeds any internal or published industry analyst projections or forecasts or estimates of revenues or earnings (any such material change, event, fact, development or occurrence, an “Intervening Event”) or, if in any case the Company Board of Directors has determined, after consultation with the Company’s outside legal counsel, after considering any amendments offered by Parent during the period contemplated by Section 6.2(e)(ii), that failure to take such action would be inconsistent with the Company’s directors’ fiduciary duties under applicable Law.
(e)Prior to the Company making any Change of Recommendation or (to the extent applicable) terminating this Agreement as permitted:
(i)Under Section 6.2(d)(i), the Company shall provide Parent with four (4) business days’ prior written notice advising Parent that the Company Board of Directors intends to take such action, including copies of the proposed definitive agreement, all ancillary agreements, and all written communications providing other terms (and, if oral, a summary of the material terms of such communications) relating to such Acquisition Proposal or, if such documents and written communications are not available to the Company, specifying in writing the material terms and conditions of the Acquisition Proposal. During such four (4) business day period, the Company shall negotiate in good faith Parent (and shall cause its Representatives to negotiate in good faith) (in each case, to the extent Parent desires to negotiate and makes its Representatives available for such purposes) to amend the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal. The provisions under this Section 6.2(e)(i) shall also apply with respect to any amendment to the financial terms or any other material amendment to any Acquisition Proposal (except that any reference to four (4) business days shall instead be three (3) business days) or any successive Acquisition Proposals.
(ii)Under Section 6.2(d)(ii), the Company shall provide Parent with four (4) business days’ prior written notice advising Parent that it intends to effect a Change of Recommendation and specifying, in writing and in reasonable detail, the reasons therefor, and during such four (4) business day period, the Company shall negotiate in good faith Parent (and shall cause its Representatives to negotiate in good faith) (in each case, to the extent Parent desires to negotiate and makes its Representatives available for such purposes) to amend the terms and conditions of this Agreement to obviate the requirement to make a Change of Recommendation. The provisions under this Section 6.2(e)(ii) shall also apply with respect to any material change to the facts and circumstances relating to such Change of Recommendation (except that any reference to four (4) business days shall instead be three (3) business days); provided that, no such three (3) business day period shall be required if such three (3) business day period would commence within five (5) business days prior to the date of the Company Stockholders’ Meeting (taking into account any adjournment or postponement of the Company Stockholders’ Meeting required by Parent pursuant to Section 7.1(g)(1)) unless any such three (3) business day period is the first three (3) business day period under this Section 6.2(e)(ii) with respect to an Intervening Event (in which case such three (3) business day period shall commence).
(f)Nothing contained in this Agreement shall prohibit the Company or the Company Board of Directors from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, or taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), or making a statement contemplated by Rule 14d-9 under the Exchange Act or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or (ii) making any disclosure to the Company’s stockholders if (with respect to this clause (ii) only) the Company Board of Directors has reasonably determined in good faith after consultation with the Company’s outside legal counsel that the failure to do so would be inconsistent with the Company’s directors’ duties under applicable Law. For the avoidance of doubt, any “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not in and of itself constitute a Change of Recommendation; provided that this Section 6.2(f) shall not permit the Company Board of Directors to make a Change of Recommendation, except to the extent permitted by Section 6.2(d) or Section 6.2(e).
Article VII.

ADDITIONAL AGREEMENTS
Section 7.1.Proxy Statement; Company Stockholders’ Meeting.
(a)As promptly as reasonably practicable, and no later than twenty (20) business days following the date of this Agreement, the Company shall prepare, in consultation with Parent, and file with the SEC the preliminary Proxy Statement. Subject to Section 6.2, the Company shall include the Company Board Recommendation in the Proxy Statement. Each of the Company and Parent shall furnish all information concerning itself and its respective Affiliates that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement. Each of the Company and Parent further covenants that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement (or any amendment or supplement thereto) on the date the Proxy Statement (and any amendment or supplement thereto) is first mailed to the holders of Company Shares, and on the date of the Company Stockholders’ Meeting (as it may be adjourned or postponed in accordance with this Agreement), will (i) fail to comply as to form in all material respects with the requirements of the Exchange Act or (ii) contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Without limiting the generality of the foregoing, each of

Parent and Merger Sub shall reasonably cooperate with the Company in connection with the preparation and filing of the Proxy Statement.
(b)The Company shall use its reasonable best efforts to respond as promptly as practicable to any comments (written or oral) of the SEC with respect to the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments (written or oral) from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto (other than solely to the extent relating to an Acquisition Proposal or a Change of Recommendation), prior to filing such documents with the SEC or disseminating them to the holders of Company Shares and a reasonable opportunity to review and comment on all responses to requests for additional information, and shall consider any comments proposed by Parent in good faith. The Company will cause the definitive Proxy Statement to be mailed at the earliest reasonably practicable date to the holders of Company Shares entitled to vote at the Company Stockholders’ Meeting (and in any event no later than twenty (20) calendar days before the date of the Company Stockholders’ Meeting), and shall use its reasonable best efforts (subject to Section 6.2) to obtain the necessary approval of the Merger by the stockholders entitled to vote thereon.
(c)If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading so that the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading, the party that discovers such information shall promptly notify the other party and correct such information, and the Company shall file an appropriate amendment or supplement describing such information with the SEC.
(d)Unless this Agreement is terminated in accordance with its terms, and notwithstanding any Change of Recommendation, the Company shall, as promptly as practicable, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Requisite Company Vote (the “Company Stockholders’ Meeting”) with a record date and meeting date to be selected after reasonable consultation with Parent, which meeting date shall be no later than thirty (30) business days after (i) the tenth calendar day after the preliminary Proxy Statement has been filed with the SEC (or if such date is not a business day, the next succeeding business day) if by such date the SEC has not informed the Company that it intends to review the Proxy Statement or (ii) if by such tenth calendar day the SEC has informed the Company that it intends to review the Proxy Statement, the date on which the SEC confirms that it has no further comments on the Proxy Statement. Subject to a Change of Recommendation in accordance with Section 6.2(d), the Company shall use its reasonable best efforts to obtain the Requisite Company Vote.
(e)As promptly as reasonably practicable after the date of this Agreement (and thereafter, upon the reasonable request of Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act.
(f)The Company shall (A) provide Parent reasonably detailed periodic updates concerning proxy solicitation results on a timely basis and (B) give written notice to Parent one (1) day prior to the Company Stockholders’ Meeting, and on the day of, but prior to the Company Stockholders’ Meeting, indicating whether as of such date sufficient proxies representing the Requisite Company Vote has been obtained.
(g)Notwithstanding anything to the contrary contained herein, the Company shall not postpone or adjourn the Company Stockholders’ Meeting without the prior written consent of Parent; provided that (1) if at any time following the dissemination of the Proxy Statement, either the Company or Parent reasonably determines in good faith that the Requisite Company Vote is unlikely to be obtained at the Company Stockholders’ Meeting, including due to an absence of quorum, then each of the Company and Parent shall have the right to require an adjournment or postponement of the Company Stockholders’ Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided, further, that no such single adjournment or postponement shall delay the Company Stockholders’ Meeting by more than seven (7) calendar days from the prior-scheduled date or to a date on or after the fifth (5th) business day preceding the Outside Date; and (2) the Company may postpone or adjourn the Company Stockholders’ Meeting if (x) the Company is required to postpone or adjourn the Company Stockholders’ Meeting by applicable Law, or (y) the Company Board of Directors or any authorized committee thereof shall have determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Company Stockholders’ Meeting in order to give the holders of Company Shares sufficient time to evaluate any information or disclosure that the Company has sent or otherwise made available to such holders by issuing a press release, filing materials with the SEC or otherwise (in each case so long as any such information or disclosure was made in compliance with this Agreement); provided that the Company shall be permitted to postpone or adjourn the Company Stockholders’ Meeting pursuant to this clause (2) on no more than two (2) occasions and no such adjournment or postponement shall delay the Company Stockholders’ Meeting by more than seven (7) calendar days from the prior-scheduled date or to a date on or after the fifth (5th) business day preceding the Outside Date. Notwithstanding any Change of Recommendation, unless this Agreement has been validly terminated pursuant to Section 9.1, (x) the Company shall submit this Agreement to the stockholders of the Company for approval at the Company Stockholders’ Meeting and (y) the only matters to be voted upon at the Company Stockholders’ Meeting shall be the Requisite Company Vote and routine proposals required in connection with such vote (and not any other matters, including any Acquisition Proposal).
(h)Parent shall vote all shares of Company Common Stock beneficially owned by it or any of its Subsidiaries as of the record date of the Company Stockholders’ Meeting in favor of the adoption of this Agreement.
Section 7.2.Access; Confidentiality; Notice of Certain Events.
(a)From the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 9.1, the Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent and its Representatives reasonable access during normal business hours and upon reasonable advance notice to all of its properties, offices, officers, employees, books and records and, during such period, shall, and shall cause each of the Company Subsidiaries to, furnish reasonably promptly to Parent and its Representatives all information (financial or otherwise) concerning its business, properties and personnel as Parent may reasonably request, including any such information reasonably requested by Parent that is required to be included or reflected in, or is reasonably necessary for the preparation and timely filing of, any forms, documents and reports required to be filed or furnished by Parent or any of its Affiliates with the SEC; provided that any such access shall be conducted in a manner as not to unreasonably interfere with the normal operation of the business of the Company and the Company Subsidiaries. Notwithstanding the foregoing, the Company shall not be required by this Section 7.2 to provide Parent or its Representatives with access to or to disclose information (A) that is subject to the terms of a confidentiality agreement with a third party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practices (provided, that the Company shall use its reasonable best efforts to obtain the required consent of such third party to such access or disclosure), (B) the disclosure of which would violate any Law or duty (provided, that the Company shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any Law or duty, including through clean team arrangements) or (C) that is subject to any attorneyclient, attorney work product or other legal privilege (provided, that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in a loss of any such attorneyclient, attorney work product or other legal privilege).
(b)Parent will hold, and will cause its affiliates and its and their respective Representatives to hold, any nonpublic information, including any information exchanged pursuant to this Section 7.2, in confidence subject to the disclosure and other use and other limitations under and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

(c)The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (i) of any notice or other communication received by such Party from any Governmental Entity in connection with this Agreement, the Merger or other Transactions, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions, if the subject matter of such communication or the failure of such Party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (ii) of any legal proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries or affiliates or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other Transaction or (iii) any other change, event, condition, effect or occurrence that would be reasonably expected to cause the failure of the conditions set forth in Article VIII. The failure to deliver any such notice shall not affect any of the conditions set forth in Article VIII or give rise to any right to terminate under Article IX.
Section 7.3.Reasonable Best Efforts.
(a)Subject to the terms and conditions of this Agreement, each Party shall cooperate with each other and use (and cause their respective Subsidiaries and other controlled affiliates to use) its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Merger and the other Transactions as soon as practicable after the date hereof, including (i) preparing and filing, in consultation with the other Party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, registrations, approvals, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other Transactions and (ii) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. Parent shall pay all filing fees and other governmental charges for such filings required by the Company and Parent under any Antitrust Law. In furtherance and not in limitation of the foregoing, each Party shall (x) file a Notification and Report Form pursuant to the HSR Act, with respect to the Transactions as promptly as practicable, and in any event within ten (10) business days of the date hereof, (y) make appropriate filings under any other Antitrust Laws as promptly as practicable after the date hereof and (z) supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Entity pursuant to any applicable Antitrust Law. Neither Party will directly or indirectly extend any waiting period under the HSR Act or enter into any agreement with a Governmental Entity related to this Agreement or the Transactions contemplated by this Agreement except with the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).
(b)Each of Parent and the Company shall, in connection with the efforts referenced in Section 7.3(a) to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under any Antitrust Law, (i) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other Party, subject to the Confidentiality Agreement, to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions (other than Item “4(c)” and “4(d)” documents as those terms are used under the HSR Act); (ii) to the extent permitted by applicable Law, promptly inform the other Party (or its outside counsel) of any communication received by such Party from, or given by such Party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity, by promptly providing copies to the other Party (or its outside counsel) of any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions; and (iii) permit the other Party (or its outside counsel) to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, and to the extent not prohibited by the DOJ, the FTC or any other applicable Governmental Entity or other Person, give the other Party (or its outside counsel) the opportunity to attend and participate in any inperson, videoconference, or telephonic meetings with the DOJ, the FTC or any other Governmental Entity or other Person; provided, that materials required to be provided pursuant to clauses (i) and (ii) may be redacted (A) to remove references concerning the valuation of Parent, Company or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege or confidentiality concerns. Notwithstanding anything to the contrary in Section 7.3(a) and this Section 7.3(b), Parent shall, in its sole discretion, after, to the extent practicable, consultation with the Company and considering in good faith the view of the Company, (x) control all strategy to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the Transactions under any Antitrust Law and (y) lead any communications that any party hereto engages with, or any meeting, substantive telephone call or conference that any party hereto has with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, with respect to the Transactions. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 7.3(b) as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials.
(c)In furtherance and not in limitation of the covenants contained in Section 7.3(a) and Section 7.3(b), the Parties shall use their reasonable best efforts to (i) ensure that no Governmental Entity with the authority to clear, authorize, or otherwise approve the consummation of the Transactions, fails to do so by the Outside Date, (ii) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing on or before the Outside Date; and (iii) avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur as soon as possible (and in any event no later than the fifth (5th) business day prior to the Outside Date). Notwithstanding the foregoing or any other provision of this Agreement, in no event shall Parent or Merger Sub be required to, and the Company shall not agree to, without Parent’s prior written consent, (A) execute settlements, undertakings, consent decrees, stipulations or other agreements with any Governmental Entity or with any other Person, (B) agree to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of Parent, the Company or any of their respective Subsidiaries, (C) permit the Company to sell, divest, license, or otherwise convey or hold separate any asset, business, property right, or product line of the Company or its Subsidiaries, (D) agree to take any action that limits the freedom of action, ownership or control with respect to, or ability to retain or hold, any of the businesses, assets, property rights, or product lines of Parent, the Company or any of their respective Subsidiaries, including (x) terminate existing relationships, contractual rights or obligations of Parent, the Company or any of their respective Subsidiaries, (y) terminate any joint venture or other arrangement of Parent, the Company or any of their respective Subsidiaries, and (z) create any relationship, contractual right or obligation of Parent, the Company or any of their respective Subsidiaries, and (E) effectuating any other change or restructuring of the Company or its Subsidiaries (and, in the case of actions by or with respect to the Company or any of its Subsidiaries, by consenting promptly to such action by the Company or its Subsidiaries; provided, however, that Parent shall take any such action described in the foregoing sub-clauses (A) through (C), if and only if such action (1) is necessary to ensure that no Governmental Entity with the authority to clear, authorize, or otherwise approve the consummation of the Transactions, fails to do so by the Outside Date, (2) is not with respect to any product, product candidate or research program of the Company or any of the Company Subsidiaries and (3) would be immaterial to the combined business of Parent and the Surviving Corporation following the Closing.
Section 7.4.Publicity. Following the issuance of the initial joint press release with respect to the Transactions, so long as this Agreement is in effect, neither the Company nor Parent shall, and neither the Company nor Parent shall permit any of their respective Subsidiaries or authorize any of their Representatives to, issue or cause the publication of any press release or other public announcement with respect to the Merger or this Agreement without the prior consent of the other Party (not to be unreasonably withheld, conditioned or delayed), unless such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with or the listing rules of a national securities exchange or trading market to issue or cause the publication of any press release or other public announcement with respect to the Merger or this Agreement, in which event such Party shall endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other Party to review and comment upon such press release or other announcement in advance; provided, that (a) the Company shall not be required by this Section 7.4 to provide any such review or comment to Parent in connection with the receipt of an Acquisition Proposal that may be a Superior Proposal or a Change of Recommendation to the extent expressly permitted by Section 6.2, (b) Parent shall not be required by this Section 7.4 to provide any such review or comment to the Company in connection with any response to a press release or other announcement permitted by clause (a), (c) the Parties shall not be required by this Section 7.4 to provide any such review or comment to the other Party in the event of any dispute between the Parties relating to this Agreement, and (d) each Party and their respective affiliates may make statements that are consistent with previous press releases, public disclosures or public statements made by Parent and the Company in compliance with this Section 7.4. Each of the Parties agrees that, promptly following execution of this Agreement, (i) the Company and Parent shall issue an initial joint press release with respect to the Transactions, in a form mutually agreed to by the Company and Parent and (ii) the Company shall file a current report on Form 8-K with the SEC attaching such initial press release and copy of this Agreement as exhibits.
Section 7.5.Directors’ and Officers’ Insurance and Indemnification.
(a)For not less than six (6) years from and after the Effective Time, each of Parent and the Surviving Corporation shall indemnify and hold harmless all past and present directors and officers of the Company and the Company Subsidiaries (collectively, the “Indemnified Parties”) against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Law; provided, that such Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction has determined in a final, nonappealable judgment such Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit or proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions), whether asserted or claimed prior to, at or after the Effective Time, in connection with such Persons serving as an officer, director or other fiduciary of the Company or any of the Company Subsidiaries or of any Person if such service was at the request or for the benefit of the Company or any of the Company Subsidiaries, to the fullest extent permitted by Law or provided pursuant to the Company Governing Documents or the organizational documents of any Company Subsidiary, in each case, in existence on the date of this Agreement or any indemnification agreements, if any, in existence on the date of this Agreement. The Parties agree that all rights to elimination of liability, indemnification and advancement of expenses for acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the Indemnified Parties as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents) or in any agreement that is in existence on the date of this Agreement shall survive the Merger and shall continue in full force and effect. Notwithstanding anything herein to the contrary, if any Indemnified Party notifies Parent or the Surviving Corporation on or prior to the sixth anniversary of the Effective Time of a matter in respect of which such Person may seek indemnification pursuant to this Section 7.5, the provisions of this Section 7.5 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and proceedings relating thereto.
(b)From and after the Effective Time, the Surviving Corporation shall cause to be maintained in effect, and shall fulfill and comply with (and Parent shall cause the Surviving Corporation to fulfill and comply with) the provisions in (i) the Company Governing Documents and the organizational documents of any Company Subsidiary that are in existence on the date of this Agreement, and (ii) any other agreements of the Company and the Company Subsidiaries with any Indemnified Party in existence on the date of this Agreement, in each case, regarding elimination of liability, indemnification or advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger or any of the other Transactions).

(c)Parent shall cause the Surviving Corporation to provide, for not less than six (6) years from the Effective Time, an insurance and indemnification policy that provides coverage for the Company’s current directors and officers and all other Indemnified Parties currently covered by the Company’s directors’ and officers’ liability insurance for liability for events occurring prior to the Effective Time (the “D&O Insurance”). Such D&O Insurance must be no less favorable than the Company’s existing policy or, if insurance coverage that is no less favorable is unavailable, the best available coverage; provided, that the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of three hundred percent (300%) of the last annual premium paid for the D&O Insurance prior to the date of this Agreement; provided, further, that the Company may prior to the Effective Time substitute for the D&O Insurance a single premium tail coverage or extended reporting period with respect to the D&O Insurance currently in effect with an annual cost of such tail coverage or extended reporting period not in excess of three hundred percent (300%) of the last annual premium paid for the D&O Insurance prior to the date of this Agreement.
(d)In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.5. The rights and obligations under this Section 7.5 shall survive consummation of the Merger and shall not be terminated or amended in a manner that is adverse to any Indemnified Party without the written consent of such Indemnified Party.
(e)The Indemnified Parties shall be express third party beneficiaries of this Section 7.5. The rights of the Indemnified Parties under this Section 7.5 are in addition to, and not in substitution for, any other rights to indemnification, contribution, exculpation or advancement of expenses that any such individual may have under any certificate of incorporation, bylaw, contract or otherwise.
Section 7.6.Takeover Statutes. The Parties shall use their respective reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other Transactions and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other Transactions.
Section 7.7.Obligations of Merger Sub. Parent shall cause Merger Sub and the Surviving Corporation to perform and comply with each of their respective obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement.
Section 7.8.Employee Benefits Matters.
(a)Effective as of the Effective Time and for a period of no less than one (1) year thereafter, Parent shall provide, or shall cause the Surviving Corporation to provide, to each employee of the Company and/or the Company Subsidiaries who continues to be employed by the Parent or the Surviving Corporation or any Subsidiary thereof (the “Continuing Employees”), (i) base salaries or wage levels, as applicable, and target cash incentive opportunities that, in each case, are no less favorable than those that were provided to the Continuing Employees by the Company and the Company Subsidiaries as of immediately prior to the Effective Time and (ii) employee benefits that are comparable in the aggregate to (A) employee benefits (excluding equity incentive benefits) provided to such Continuing Employees by the Company and the Company Subsidiaries as of immediately prior to the Effective Time or (B) employee benefits provided to similarly-situated employees of Parent or any affiliate of Parent. Without limiting the generality of the foregoing, for such one (1)-year period following the Effective Time, Parent shall, and shall cause the Surviving Corporation to, provide severance benefits to any Continuing Employee who is terminated without cause at a level equal to the greater of the level (x) set forth in

Section 7.8(a) of the Company Disclosure Letter and (y) applicable to similarly situated employees of Parent and the Parent Subsidiaries.
(b)Each Continuing Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time for purposes of determining vesting and eligibility (but for not benefit entitlement or accruals) under the employee benefit plans of Parent and Parent Subsidiaries providing benefits to any Continuing Employees after the Effective Time (the “New Plans”)), to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time, provided, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) Parent shall use commercially reasonable efforts to provide that each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to a Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time and no longer participates after the Effective Time (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing welfare benefits (including medical, dental, pharmaceutical or vision benefits) to any Continuing Employee, Parent shall use commercially reasonable efforts to provide that all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable plans of the Company or its Subsidiaries in which such employee participated immediately prior to the Effective Time, and Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c)Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Surviving Corporation or any affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, the Surviving Corporation or any affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 7.8 shall (i) be deemed or construed to be an amendment or other modification of any Company Benefit Plan or employee benefit plan of Parent or any Parent Subsidiary, or (ii) create any third party rights in any current or former service provider of the Company or its affiliates (or any beneficiaries or dependents thereof).
(d)If requested by Parent at least ten (10) days prior to the Closing Date, the Company shall use reasonable best efforts to terminate, or, with respect to any Company Benefit Plan that is a multiple employer welfare arrangement, cease participation in, any broad-based Company Benefit Plan, to be effective (i) with respect to any plan intended to be qualified under Section 401(a) of the Code, no later than the day immediately prior to the Closing Date, and (ii) any other Company Benefit Plans, no later than the Effective Time, or, with respect to with respect to any Company Benefit Plan that is a multiple employer welfare arrangement, the soonest date possible following the Closing Date, in each case, in accordance with terms of such plan, the participation agreement, if any, and applicable Law. All resolutions, notices or other documents issued, adopted or executed in connection with the implementation of this Section 7.8(d) shall be subject to Parent’s prior review and approval.
(e)The Company shall provide Parent with a copy of all formal written communications to the officers or employees of the Company and the Company Subsidiaries pertaining to compensation or benefit matters that are affected by this Agreement, and Parent shall have a reasonable period of time to review and comment on each such communication. The Company shall reasonably consider and incorporate into any such communication any comments provided by Parent. Any group oral presentations with respect to the above shall be materially consistent with such formal written communications.

Section 7.9.Rule 16b3. Prior to the Effective Time, the Company shall, as applicable, take all such steps as may be reasonably necessary or advisable hereto to cause any dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b3 promulgated under the Exchange Act.
Section 7.10.Director Resignations. The Company shall use its reasonable best efforts to cause to be delivered to Parent resignations executed by each director of the Company in office as of immediately prior to the Effective Time and effective upon the Effective Time.
Section 7.11.Stock Exchange De-listing. Each of the Company and Parent shall take such actions reasonably required to cause the Company Shares to be de-listed from NASDAQ and deregistered under the Exchange Act as soon as practicable following the Effective Time.
Section 7.12.Parent Approval. Promptly following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 228 of the DGCL and in its capacity as the sole stockholder of Merger Sub, a written consent adopting this Agreement and approving the Transactions, and shall provide a copy of such consent to the Company.
Section 7.13.Transaction Litigation. The Company shall, as promptly as reasonably practicable, advise Parent in writing of any Transaction Litigation and shall keep Parent informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give Parent the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation; provided that the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 7.14.Loan and Security Agreement. The Company shall use commercially reasonable efforts to deliver all notices and take all other actions reasonably requested by Parent or Merger Sub that are required to facilitate in accordance with the terms thereof the termination of all commitments, if any, outstanding under the Loan and Security Agreement, dated as of September 30, 2019, among Solar Capital Ltd., as collateral agent, the lenders party thereto, the Company and the Company Subsidiaries (the “Loan and Security Agreement”), the repayment in full of all obligations outstanding thereunder, the release of all Liens securing such obligations, and the release of guarantees, if any, in connection therewith on the Closing Date as of the Effective Time (such termination, repayment and releases, the “LSA Terminations”). In furtherance and not in limitation of the foregoing, the Company shall use commercially reasonable efforts to cause Solar Capital Ltd. or any successor thereto to deliver to Parent and Merger Sub no later than three (3) business days prior to the Closing of an executed payoff letter with respect to the Loan and Security Agreement in form and substance customary for transactions of this type, from the lenders (or their Representative(s)) under the Loan and Security Agreement (the “Payoff Letter”), which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that Liens (and any guarantees) granted in connection therewith relating to the assets, rights and properties of the Company or any of the Company Subsidiaries securing such indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter on the Closing Date as of the Effective Time be released and terminated. Notwithstanding anything herein to the contrary, in no event shall this Section 7.14 require the Company to cause the LSA Terminations to be effective unless and until the Effective Time has occurred and Parent or Merger Sub has provided or caused to be provided to the Company by wire transfer immediately available funds (or Parent or Merger Sub has directed the Company to use funds on its balance sheet, to the extent such funds are available as of immediately prior to the Effective Time) to pay in full the then-outstanding principal amount of and accrued and unpaid interest, prepayment penalties or premiums (if any), breakage costs, fees and expenses of the lenders and all other obligations owing under the Loan and Security Agreement.
Section 7.15.ATM Agreement. The Company shall use commercially reasonable efforts to deliver all notices and take all other actions reasonably requested by Parent or Merger Sub that are required to facilitate in accordance with the terms thereof the termination of the At The Market Offering Agreement, dated as of April 8, 2020, between the Company and H.C. Wainwright & Co., LLC, prior to or at the Effective Time.
Section 7.16.Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Article VIII.

CONDITIONS TO CONSUMMATION OF THE MERGER
Section 8.1.Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party hereto to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions:
(a)Requisite Company Vote. The Requisite Company Vote shall have been obtained in accordance with applicable Law and the certificate of incorporation and bylaws of the Company.
(b)No Legal Prohibition. No Governmental Entity of competent jurisdiction in the United States or European Union shall have (i) enacted, issued or promulgated any Law that is in effect as of immediately prior to the Closing, or (ii) issued or granted any order or injunction that is in effect as of immediately prior to the Closing, in the case of each of (i) and (ii), which has the effect of enjoining or otherwise prohibiting the consummation of the Merger.
(c)Antitrust Approval. Any waiting period (and extensions thereof) applicable to or in connection with the Transactions under the HSR Act shall not have expired or been terminated.
Section 8.2.Conditions to Parent’s and Merger Sub’s Obligations to Effect the Merger. The respective obligations of Parent and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions:
(a)Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 4.2(a), Section 4.2(b) or Section 4.2(e) shall be true and correct in all respects, other than de minimis inaccuracies, as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except for representations and warranties that by their terms speak specifically as of the date of this Agreement or another date, in which case as of such date), (ii) the representations and warranties of the Company set forth in Section 4.1(a), Section 4.3, Section 4.4(a), Section 4.4(b)(ii), Section 4.23, Section 4.24(a) and Section 4.25 shall be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) in all material respects as of the date of this Agreement and as of Closing as though made on and as of the Closing (except for representations and warranties that by their teams speak specifically as of the date of this Agreement or another date, in which case as of such date), (iii) the representations and warranties of the Company set forth in Section 4.8(a) and Section 4.24(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing and (iv) each other representation and warranty of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except for representations and warranties that by their terms speak specifically as of the date of this Agreement or another date, in which case as of such date), except, in the case of this clause (iv), where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) would not, and would not reasonably be expected to, have individually or in the aggregate, a Company Material Adverse Effect.

(b)Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with all of the covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c)No Company Material Adverse Effect. A Company Material Adverse Effect shall not have occurred since the date of this Agreement.
(d)Closing Certificate. Parent shall have received a certificate signed on behalf of the Company, dated as of the Closing Date, by the chief executive officer or chief financial officer of the Company that the conditions in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied.
Section 8.3.Conditions to the Company’s Obligations to Effect the Merger. The respective obligations of the Company to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Effective Time of the following conditions:
(a)Representations and Warranties. (i) The representations or warranties of Parent and the Merger Sub set forth in Section 5.1, Section 5.2, Section 5.3(a) Section 5.3(b)(ii) and Section 5.7 shall be true and correct (without giving effect to any qualification as to materiality or Parent Material Adverse Effect contained therein) in all material respects as of the date of this Agreement and as of Closing as though made on and as of the Closing (except for representations and warranties that by their teams speak specifically as of the date of this Agreement or another date, in which case as of such date) and (ii) each other representation and warranty of Parent or Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except for representations and warranties that by their terms speak specifically as of the date of this Agreement or another date, in which case as of such date), except, in the case of this clause (ii), where any failures of any such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Parent Material Adverse Effect contained therein) would not, and would not reasonably be expected to, have individually or in the aggregate, a Parent Material Adverse Effect.
(b)Performance of Obligations of Parent. Parent shall have performed or complied in all material respects with the covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c)Closing Certificate. The Company shall have received a certificate signed on behalf of Parent, dated as of the Closing Date, by the chief executive officer or chief financial officer of the Parent that the conditions in Section 8.3(a) and Section 8.3(b) have been satisfied.
Article IX.

TERMINATION
Section 9.1.Termination. This Agreement may be terminated and the Merger and the other Transactions may be abandoned, at any time before the Effective Time, as follows:
(a)by mutual written consent of Parent and the Company;
(b)by the Company, if (i) Parent is not then entitled to terminate this Agreement pursuant to Section 9.1(c) and (ii) (A) Parent or Merger Sub shall have breached its respective covenants or agreements under this Agreement, which breach would cause the condition set forth in Section 8.3(b) to not be satisfied, or (B) any of the representations and warranties of Parent or Merger Sub set forth in this Agreement shall have become inaccurate, which such inaccuracy would cause the condition set forth in Section 8.3(a) to not be satisfied, in the case of each of clauses (A) and (B) to the extent such breach or inaccuracy is incapable of being cured, or is not cured by Parent or Merger Sub, within the earlier of (x) thirty (30) calendar days following receipt of written notice from the Company of such breach or inaccuracy and (y) the Outside Date;

(c)by Parent, if (i) the Company is not then entitled to terminate this Agreement pursuant to Section 9.1(b) and (ii) (A) the Company shall have breached its covenants or agreements under this Agreement (other than in the case of a breach of the covenants or agreements set forth in Section 6.2 as to which Parent has a right to terminate this agreement under Section 9.1(e)), which breach would cause the condition set forth in Section 8.2(b) to not be satisfied, or (B) any of the representations and warranties of the Company set forth in this Agreement shall have become inaccurate, which inaccuracy would cause the condition set forth in Section 8.2(a) to not be satisfied, in the case of each of clauses (A) and (B) to the extent such breach or inaccuracy is incapable of being cured, or is not cured by the Company, within the earlier of (x) thirty (30) calendar days following receipt of written notice from Parent of such breach or inaccuracy and (y) the Outside Date;
(d)by either Parent or the Company, if the Effective Time shall not have occurred by 11:59, Eastern Time, on December 15, 2021 (the “Outside Date”); provided, that the Outside Date shall be automatically extended in one-month successive increments, for an additional period of up to six (6) months ending no later than June 15, 2022, in the event that as of the then-scheduled Outside Date all of the conditions set forth in Article VIII (other than the conditions set forth in Section 8.1(b) or Section 8.1(c), in each case, solely in respect of the HSR Act or other applicable Antitrust Laws) have been satisfied or waived, to the extent waivable (other than conditions that by their nature are to be satisfied at the Closing, each of which is then capable of being satisfied); and provided further, that the right to terminate this Agreement pursuant to this Section 9.1(d) shall not be available to any Party whose action or failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in in the failure of a condition to the consummation of the Merger to be satisfied or the failure of the Effective Time to occur;
(e)by Parent, if, (i) prior to obtaining the Requisite Company Vote, the Company Board of Directors shall have effected a Change of Recommendation (other than with respect to a Superior Proposal in connection with a termination of this Agreement by the Company pursuant to Section 9.1(h)) or (ii) (A) the Company has violated or breached in any material respect any of its obligations under Section 6.2 prior to the satisfaction of the condition in Section 8.1(a), or (B) any officer, director, employee at the level of Senior Director or above of the Company, or any Representative of the Company engaged in connection with the transactions contemplated hereby, directly or indirectly, has violated or breached in any material respect any of the obligations of the Company under Section 6.2 after the satisfaction of the condition in Section 8.1(a), in each case ((ii)(A) and (ii)(B)), other than in the event that such violation or breach is with respect to an Acquisition Proposal described in clause (iii)(x) of the definition of “Acquisition Proposal”;
(f)by either the Company or Parent if a Governmental Entity of competent jurisdiction in the United States or European Union (i) shall have issued a final, nonappealable order, injunction, decree or ruling in each case permanently enjoining or otherwise prohibiting the consummation of the Merger or (ii) shall have failed to issue an order, decree or ruling or to take any other action that is necessary to fulfill the condition set forth in Section 8.1(b), and such denial of a request to issue such order, decree, ruling or the failure to take such other action shall have become final and non-appealable; provided, that the right to terminate this Agreement under this Section 9.1(f) shall not be available to any party hereto whose failure to comply with Section 7.3 has been the primary cause of, or resulted in, such action or inaction;
(g)by either the Company or Parent, if the Company Stockholders’ Meeting (as it may be adjourned or postponed in accordance with this Agreement), in each case, at which a vote on the approval of this Agreement was taken, shall have concluded and the Requisite Company Vote shall not have been obtained; or
(h)by the Company, at any time prior to obtaining the Requisite Company Vote, in order to enter into a Specified Agreement in connection with a Superior Proposal, provided, that (i) such Superior Proposal shall not have resulted from a breach of Section 6.2(e)(i), (ii) the Company Board of Directors, after satisfying all of the requirements set forth in Section 6.2(e)(i), shall have authorized the Company to enter into a binding written definitive acquisition agreement providing for the consummation of a transaction constituting a Superior Proposal (a “Specified Agreement”) and (ii) the Company shall have paid the Termination Fee (but payment of such fee may be delayed only if and until Parent shall have previously provided wire transfer instructions pursuant to

Section 9.2(b)(iv)), and shall have entered into the Specified Agreement, concurrently with the termination of this Agreement pursuant to this Section 9.1(h).
Section 9.2.Effect of Termination.
(a)In the event of the valid termination of this Agreement as provided in Section 9.1, written notice thereof shall forthwith be given to the other Party or Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, Merger Sub or the Company, except that the Confidentiality Agreement, this Section 9.2 and Section 10.3 through Section 10.13 shall survive such termination; provided, that nothing herein shall relieve any Party from liability for any common law fraud (not including in any event any constructive fraud or any fraud that is not intentional or deliberate ) or a Willful Breach of this Agreement prior to such termination.
(b)Termination Fee.
(i)If (A) Parent or the Company terminates this Agreement pursuant to Section 9.1(c), Section 9.1(d) or Section 9.1(g), (B) in the case of termination pursuant to Section 9.1(d), all of the conditions set forth in Section 8.1 and Section 8.3 (other than Section 8.3(c)) shall have been satisfied or waived, and (C) (x) a bona fide Acquisition Proposal (other than any Acquisition Proposal described in clause (iii)(x) of the definition of such term) shall have been made to the Company or publicly disclosed after the date of this Agreement and not withdrawn prior to the date of such termination or (y) a bona fide Acquisition Proposal described in clause (iii)(x) of the definition of such term shall have been made to the Company or shall have been publicly disclosed (and in either such event, with respect to which any director, officer or employee at the level of Senior Director or above of the Company has actual knowledge) after the date of this Agreement and not withdrawn or expressly rejected by the Company prior to the date of such termination, and (D) any Acquisition Proposal is consummated within twelve (12) months of such termination or the Company enters into a definitive agreement within twelve (12) months of such termination to effect any Acquisition Proposal, then on the date of such consummation or such entry into a definitive agreement, the Company shall pay a fee of $15,496,000 in cash (the “Termination Fee”). Solely for purposes of this Section 9.2(b)(i), the term “Acquisition Proposal” shall have the meaning assigned to such term in Annex I, except that all references to “15%” or “85%” therein shall be deemed to be references to “50%”, and clause (iii)(x) of such “Acquisition Proposal” definition shall be deemed to refer only to KIND-016, KIND-025, KIND-039, KIND-032 and KIND-509.
(ii)If Parent terminates this Agreement pursuant to Section 9.1(e), then, within three (3) business days after such termination, the Company shall pay or cause to be paid to Parent the Termination Fee.
(iii)If the Company terminates this Agreement pursuant to Section 9.1(h), then, concurrently with such termination of this Agreement by the Company as set forth in Section 9.1(h) (or, if later, promptly following the provision by Parent of wire transfer instructions pursuant to Section 9.2(b)(iv)), the Company shall pay or cause to be paid to Parent the Termination Fee.
(iv)Any amount payable by the Company pursuant to the preceding clauses (i), (ii) or (iii) shall be paid by wire transfer of immediately available funds to an account designated in writing by Parent (and, notwithstanding anything herein to the contrary, payment shall not be required prior to the designation of such account by Parent). Except in the case of common law fraud (not including in any event any constructive fraud or any fraud that is not intentional or deliberate) or a Willful Breach, notwithstanding anything else to the contrary in this Agreement, payment of the Termination Fee shall constitute liquidated damages, and from and after such termination as described in this Section 9.2(b) the Company shall have no further liability or obligations of any kind in connection with this Agreement or the termination contemplated hereby other than as provided under this Section 9.2(b). For the avoidance of doubt, in no event shall the Company be obligated to pay the Termination Fee on more than one occasion.
(c)Integral Part of the Transactions. Each Party acknowledges that the agreements contained in this Section 9.2 are an integral part of the Transactions and that without these agreements, neither the Company nor Parent would have entered into this Agreement; accordingly, if the Company fails to promptly pay amounts due pursuant to Section 9.2(b) and, in order to obtain such payment Parent commences a suit which results in a judgment against the Company for the amount of the Termination Fee set forth in Section 9.2, the Company shall pay Parent’s reasonable costs and expenses (including reasonable attorneys’ fees and expenses of enforcement) in connection with such suit, together with interest on the amounts owed at the prime lending rate prevailing at such time, as published in the Wall Street Journal from the date such amounts were required to be paid until the date actually received by Parent.
Article X.

MISCELLANEOUS
Section10.1.Amendment and Modification; Waiver.
(a)Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of the Parties (by action taken by their respective boards of directors); provided that, after the Requisite Company Vote is obtained, if any such amendment shall by applicable Law requires further approval of the holders of Company Shares, the effectiveness of such amendment shall be subject to the approval of the holders of Company Shares. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
(b)At any time and from time to time prior to the Effective Time, either the Company, on the one hand, or Parent and Merger Sub, on the other hand, may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of Parent, Merger Sub or the Company, as applicable, (ii) waive any inaccuracies in the representations and warranties made to Parent or the Company contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of any Parent, Merger Sub or the Company contained herein. Any agreement on the part of Parent, Merger Sub or the Company to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or the Company, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.
Section10.2.NonSurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 10.2 shall not limit any covenant or agreement of the Parties (or of any other party to any document delivered pursuant to this Agreement) which by its terms contemplates performance after the Effective Time.
Section10.3.Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses.
Section10.4.Transfer Taxes. Subject to Article III, all transfer, documentary, sales, use, stamp, registration and other such Taxes or fees imposed with respect to the transfer of Company Common Stock pursuant to the Merger shall be borne by Parent or Merger Sub and shall not be a liability of holders of Company Common Stock.
Section10.5.Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), sent by a nationally recognized overnight courier service, such as United Parcel Service (notice deemed given on the next business day after deposit with such courier service), or by e-mail transmission (notice deemed give upon transmission if sent by e-mail transmission prior to 6:00 pm local time on a business day, or at 9:00 am local time on the next business day if sent by e-mail transmission after 6:00 pm local time on a business day or on a day that is not a business day) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

if to Parent or Merger Sub, to:

Elanco Animal Health Incorporated
2500 Innovation Way/P.O. Box 708
Greenfield, Indiana 46140
Attention: Aaron Schacht, Executive Vice President (Innovation Regulatory & Business Development); General Counsel
with a copy to:
Knight Merger Sub, Inc.
2500 Innovation Way/P.O. Box 708
Greenfield, Indiana 46140
Attention: Aaron Schacht, Executive Vice President (Innovation Regulatory & Business Development); General Counsel
with a copy to:
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Attention:    Catherine Dargan; Michael Riella
email:        cdargan@cov.com; mriella@cov.com

and
if to the Company, to:

Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Attention: Wendy Wee, Chief Financial Officer and Secretary
with a copy to:

Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention: Michael O’Bryan
email: MObryan@mofo.com
Section10.6.Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “dollars” or “$” are to United States of America dollars. References (a) to any Law shall be deemed to refer to such Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder, (b) to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule, (c) to any Person include the successors and permitted assigns of that Person, (d) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, and (e) to the “date hereof” means the date of this Agreement. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
Section10.7.Counterparts. This Agreement may be executed (including by means of electronic signature) in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by email (in .pdf or .tiff format) shall be sufficient to bind the parties to the terms and conditions of this Agreement.
Section10.8.Entire Agreement; ThirdParty Beneficiaries.
(a)This Agreement (including the Company Disclosure Letter and all Exhibits, Schedules and Annexes referred to herein), the Support Agreements and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof.
(b)Except (i) as provided in Section 7.5 and (ii) for the rights of holders of Company Common Stock and Company Equity Awards to receive the payments provided for in Article III, neither this Agreement (including the Company Disclosure Letter and all Exhibits, Schedules and Annexes referred to herein) nor the Confidentiality Agreement are intended to confer upon any Person other than the Parties any rights or remedies hereunder. The representations and warranties contained herein are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 10.1 without notice or liability to any other Person.
Section10.9.Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Merger are fulfilled to the extent possible.
Section10.10.Governing Law; Jurisdiction.
(a)This Agreement shall be governed by, and construed in accordance with, and all disputes arising out of or in connection with this Agreement or the Transactions shall be resolved under, the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state.
(b)Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto. Each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Court of Chancery of the

State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 10.10(b) in the manner provided for notices in Section 10.5. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by Law.
Section10.11.Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.
Section10.12.Assignment. This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties, except that Parent or Merger Sub may transfer or assign, in whole or in part, (a) its rights and obligations under this Agreement to any of its Affiliates and (b) after the Effective Time, its rights and obligations under this Agreement to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party or due to Parent or Merger Sub. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
Section10.13.Enforcement; Remedies.
(a)Except as otherwise expressly provided herein, any and all remedies herein conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)The Parties agree that irreparable injury will occur and that remedies at law would not be adequate in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is agreed that each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance specifically enforce the terms and provisions of this Agreement and to any further equitable relief. In any action for such injunction, decree, order or other relief, each Party waives the defense of an adequate remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy.
(c)The Parties’ rights in this Section 10.13 are an integral part of the Transactions and each Party hereby waives any objections to any remedy referred to in this Section 10.13 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). Each Party agrees that there is not an adequate remedy at Law for a breach of this

Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 10.13, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.
(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed and delivered by their respective officers thereunto duly authorized as of the date first written above.
Elanco Animal Health Incorporated
By    /s/ Jeffrey N. Simmons
    Name: Jeffrey N. Simmons
    Title: President and Chief Executive
Officer
Knight Merger Sub, Inc.
By    /s/ David Pugh
    Name: David Pugh
    Title: President and Treasurer
Kindred Biosciences, Inc.
By    /s/ Richard Chin
    Name: Richard Chin, M.D.
    Title: Chief Executive Officer

ANNEX I

Certain Defined Terms
For the purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means any confidentiality agreement that (i) contains confidentiality terms that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement and (ii) does not prevent the Company from providing any information to Parent in accordance with this Agreement or otherwise comply with its obligations under this Agreement; provided, that an Acceptable Confidentiality Agreement shall not be required to contain any standstill or similar provisions or otherwise prohibit the making or amendment of any Acquisition Proposal.
“Acquisition Proposal” means any indication of interest, offer or proposal from a Person or group (other than, for the avoidance of doubt, an indication of interest, offer or proposal by Parent or any Parent Subsidiary) relating to a transaction or series of related transactions involving:
(i) any acquisition or purchase by any Person or group, directly or indirectly, of fifteen percent (15%) or more of any class of outstanding equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Person or group beneficially owning fifteen percent (15%) or more of any class of outstanding equity securities of the Company;
(ii) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a Person or group pursuant to which the stockholders of the Company immediately preceding such transaction hold eighty-five percent (85%) or less of the equity interests in the surviving or resulting entity of such transaction;
(iii) any sale, license (other than any non-exclusive and non-material license granted by the Company in the ordinary course of business consistent with past practice), joint venture, partnership, collaboration, lease, transfer or other similar transaction involving (x) any product or product candidate of the Company or any of the Company Subsidiaries or (y) assets or businesses that constitute or represent fifteen percent (15%) or more of the consolidated assets or revenue of the Company and the Company Subsidiaries, taken as a whole; or
(iv) any liquidation or dissolution of the Company, or any recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any Company Subsidiary involving assets or businesses that constitute or represent fifteen percent (15%) or more of the consolidated assets or revenue of the Company and the Company Subsidiaries, taken as a whole.
“affiliate” and “affiliates” shall have the meaning set forth in Rule 12b2 of the Exchange Act.
“Animal Drug Application” shall mean a New Animal Drug Application and any related supplemental applications and an Abbreviated New Animal Drug Application submitted to the FDA pursuant to 21 U.S.C. 360b (or its successor statutory provision), a Conditional New Animal Drug Application submitted to the FDA pursuant to 21 U.S.C. 360ccc (or its successor statutory provision), a request for an index listing submitted to the FDA pursuant to 21 U.S.C. 360ccc-1 (or its successor statutory provision), a request for authorization for veterinary medical products for use in emergencies submitted to the FDA pursuant to 21 U.S.C. 360bbb-3 (or its successor statutory provision), and a Veterinary Master File, or the equivalent application or filing filed with any equivalent regulatory agency or governmental authority outside the U.S. necessary to sell a Regulated Product in such jurisdiction (including a marketing authorization application or dossier filed with the applicable regulatory agency of a European Union member state or with the European Medicines Agency for a veterinary medicinal product).
“Antitrust Laws” mean any antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the HSR Act.

“Business Data” means all data, information, and works of authorship in any medium collected, generated, or used in the conduct of the Parent or Merger Sub, including all proprietary information of or relating to the Parent or Merger Sub and all Personal Information in the possession, custody, or control of the Company, any Company Subsidiary, or otherwise held or processed on the Company’s or any Company Subsidiary’s behalf.
“business days” means any day, other than a Saturday, Sunday and any day which is a legal holiday under the Laws of the State of California or New York or is a day on which banking institutions located in California or New York are authorized or required by applicable Law or other governmental action to remain closed.
“Code” means the Internal Revenue Code of 1986.
“Collaboration Partners” means any of the Company’s or any Company Subsidiary’s licensees or licensors or any third party with which the Company or any Company Subsidiary has entered into a Contract that relates to the research, development, supply, manufacturing, testing, import or export of any of the Company’s or any Company Subsidiary’s products or product candidates, excluding, in each case, Parent or any of Parent’s Affiliates.
“Company Bylaws” means the bylaws of the Company, as amended.
“Company Certificate” means the Restated Certificate of Incorporation of the Company.
“Company Equity Awards” means the Company Options, Company RSU Awards and Company Restricted Stock.
“Company Governing Documents” means the Company Bylaws and the Company Certificate.
“Company Intellectual Property” means all Intellectual Property owned (whether solely or jointly with others) by, or licensed by a third party to, or otherwise controlled, used or held for use by, the Company or any of the Company Subsidiaries, but excluding any licenses to off-the-shelf software licensed or otherwise made generally commercially available pursuant to a click-wrap, shrink-wrap or similar agreement or on a subscription basis.
“Company Material Adverse Effect” means a change, event, condition, effect or occurrence that, individually or in the aggregate with all other changes, events, conditions, effects or occurrences, has had, or would reasonably be expected to have, a material adverse effect on (x) the business, operations, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (y) the ability of the Company to consummate the Transactions on or before the Outside Date, but, solely for purposes of clause (x), shall not include changes, events, conditions, effects or occurrences relating to, resulting from or arising out of:
(i) general economic or political conditions or in securities, capital, credit or financial markets, including changes in interest rates and changes in exchange rates,
(ii) conditions in or affecting the industries in which the Company and the Company Subsidiaries operate, including changes in Law or regulation after the date hereof affecting such industries,
(iii) the execution and delivery of this Agreement or the public announcement or pendency of Merger or the other Transactions, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of the Company Subsidiaries, including with employees, customers, suppliers, distributors or partners (it being understood and agreed that this clause (iii) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of this Agreement, the consummation of the Transactions or the performance of the obligations hereunder),
(iv) the taking of any action expressly required by, or the omission of any action expressly prohibited by, this Agreement or requested by Parent,

(v) any acts of terrorism or war (whether or not declared), civil disobedience or unrest, sabotage, military or paramilitary action, acts of God, force majeure events, natural disasters, weather or environmental conditions, health emergencies, including epidemics and pandemics (including COVID-19), or other calamities, including the escalation of any of the foregoing, and any governmental or industry responses thereto, including any COVID-19 Measures,
(vi) changes in applicable Law or GAAP or the interpretation thereof after the date hereof,
(vii) any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period, including analyst expectations or projections, forecasts or predictions (provided, that, in the case of this clause (vii), the facts and circumstances underlying any such failure, to the extent not otherwise excluded from this definition of Company Material Adverse Effect, may be taken into account in determining whether a Company Material Adverse Effect has occurred), or
(viii) any decrease or decline in the market price or trading volume of the Company Common Stock (provided, that, in the case of this clause (viii), the facts and circumstances underlying any such failure or decline, to the extent not otherwise excluded from this definition of Company Material Adverse Effect, may be taken into account in determining whether a Company Material Adverse Effect has occurred);
provided, that with respect to the exceptions set forth in clauses (i), (ii) and (vi) above, such change, event, condition, effect or occurrence shall be taken into account in determining whether a Company Material Adverse Effect has occurred if, and then solely to the extent that, such change, event, condition, effect or occurrence disproportionately affected the Company relative to other similar participants in the industry in which the Company operates.
“Company Subsidiaries” means the Subsidiaries of the Company.
“Confidentiality Agreement” means the Mutual Confidentiality Agreement, dated January 11, 2020 (as amended), between Parent and the Company.
“Contract” means any legally binding agreement, contract, subcontract, settlement agreement, lease, sublease, understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other legally binding commitment of any nature.
“COVID-19” means the COVID-19 pandemic, including the SARS-CoV-2 virus (and any mutation, evolution or variation thereof) and any other or further epidemics or pandemics relating thereto or arising therefrom.
“COVID-19 Measures” means, as applicable to a Party or its Subsidiaries, any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar order, directive, or Law issued or promulgated in connection with or in response to COVID-19.
“COVID-19 Relief Law” means any Law that grants to any Person the ability (i) to defer, reduce or eliminate any Taxes, (ii) to borrow or otherwise secure financing (including any PPP Loans), (iii) to obtain grants or other financial benefits, in each case as a result of, or in connection with, the effects of COVID-19, including the CARES Act, the Families First Coronavirus Response Act, and the Consolidated Appropriations Act, 2021.
“Customs and International Trade Laws” means (i) any Law, order, permit or other decision or requirement having the force or effect of Law from time to time, of any Governmental Entity, concerning the importation of products, the terms and conduct of international transactions, and the making or receiving of international payments, including, as applicable, the Tariff Act of 1930 and other Laws and programs administered or enforced by U.S. Customs and Border Protection and U.S. Immigration and Customs Enforcement, and their predecessor agencies; (ii) any export control and antiboycott Law imposed, administered, or enforced by any Governmental Entity of the United States, including the Arms Export Control Act (22 U.S.C. § 1778), the Export Control Reform Act of 2018

(Pub. L. 115-232); the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130); the Export Administration Regulations (15 C.F.R. Parts 730-774), and the Foreign Trade Regulations (15 C.F.R. Part 30); (iii) any export control and antiboycott Law imposed, administered, or enforced by any other jurisdiction in which the Company is active, except to the extent inconsistent with any Law of the United States; or (iv) any economic or financial sanctions or trade embargoes imposed, administered, or enforced by any relevant Governmental Entity of any jurisdiction in which the Company is active (to the extent consistent with the Laws of the United States), including those administered by the U.S. government through OFAC or the U.S. Department of State.
“Environmental Law” means all applicable Laws addressing pollution, the environment, natural resources or human health, including any Laws addressing (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.
“Environmental Permits” means any material permit, license, authorization or approval required under applicable Environmental Laws.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Governmental Entity” means (i) any national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government, (ii) any public international governmental organization or arbitral body, or (iii) any agency, division, bureau, department, or other political subdivision of any government, entity or organization described in the foregoing clauses (i) or (ii) of this definition.
“Hazardous Substances” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, chemical compound, hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including any quantity of petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals, radon gas, mold, mold spores, and mycotoxins.
“HSR Act” means the United States HartScottRodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.
“Indebtedness” means, with respect to any Person, all obligations of such Person (a) indebtedness for borrowed money, whether secured or unsecured, (b) indebtedness evidenced by notes, debentures or similar Contracts, and (c) any guarantee of any of the foregoing. Notwithstanding the foregoing, Indebtedness shall not include (A) any obligations or indebtedness among the Company and its wholly owned Company Subsidiaries or among wholly owned Company Subsidiaries, and (B) guarantees by the Company of obligations or indebtedness of Company Subsidiaries or guarantees by Company Subsidiaries of obligations or indebtedness of the Company or any Company Subsidiary.
“Intellectual Property” means all: (a) patents and patent applications and any other governmental grant for the protection of inventions or industrial designs, (b) trademarks, service marks, trade dress, logos, brand names, trade names and corporate names, whether registered or unregistered, and the goodwill associated therewith, together with any registrations and applications for registration thereof, (c) copyrights, whether registered or unregistered, and all rights in any works of authorship, and any registrations and applications for registration thereof, (d) trade secrets and confidential information, including knowhow, concepts, improvements, compounds, methods, processes, techniques, designs, schematics, drawings, formulae, formulations, technical data, specifications, research and development information, technology, and business plans, (e) proprietary rights in data, collections and compilations of data and aggregated data and (f) all other rights similar to any of foregoing in any jurisdiction worldwide.
“IT Assets” means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and all other information technology equipment, and all associated documentation (excluding any public networks).
“knowledge” means the actual knowledge of the Persons listed in Section A of the Company Disclosure Letter with respect to the Company after making reasonable inquiry and all knowledge which was, or would reasonably have been expected to be, obtained by such Person after such reasonable inquiry, but in no event shall any such inquiry for purposes of this definition require freedom to operate analysis if such analysis was not conducted prior to the date hereof.
“Law” means any law, requirement, statute, code, rule, regulation, order, ordinance, judgment or decree or other pronouncement of any Governmental Entity having the effect of law.
“Lien” means any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right or similar restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“NASDAQ” means the NASDAQ Capital Market.
“Non-Owned Company Intellectual Property” means all Company Intellectual Property that is not Owned Company Intellectual Property.
“Owned Company Intellectual Property” means all Company Intellectual Property owned or purported to be owned, whether solely or jointly with others, by the Company or any of the Company Subsidiaries.
“Parent Material Adverse Effect” means a change, event, condition, effect or occurrence that, individually or in the aggregate, prevents or materially delays or materially impairs the ability of Parent or Merger Sub to satisfy the conditions precedent to the consummation of the Merger or the other Transactions on or before the Outside Date.
“Parent Subsidiaries” means the Subsidiaries of Parent.
“Permitted Liens” means any Lien (i) for Taxes or governmental assessments, charges or claims of payment not yet due and payable, being contested in good faith or for which adequate accruals or reserves have been established in accordance with GAAP, (ii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen ’s or other similar Lien, or is incurred in connection with workers’ compensation, unemployment insurance or other types of social security, arising in the ordinary course of business, (iii) with respect to leased property or Intellectual Property licensed on a non-exclusive basis, the express terms and conditions of the applicable leases and licenses, or (iv) which do not or would not reasonably be expected to materially impair the continued use of the applicable property for the purposes for which the property is currently being used and which do not secure Indebtedness for borrowed money.
“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

“Personal Information” means data or information that alone or in combination with other information allows the identification of an individual or that that otherwise is personal data or other data regulated under applicable Privacy and Information Security Requirements, including name, street address, telephone number, e-mail address, social security number, bank account number, pin code, race, gender, IP address, any persistent identifier, and any data collected from any user of any Company website or user applications.
“PPP Loan” means any debt, liability, obligation, guarantee or commitment incurred by the Company in connection with a loan under the Paycheck Protection Program created by the Small Business Administration under the CARES Act.
“Privacy and Information Security Requirements” means all (i) applicable Laws relating to Personal Information, privacy or information security; (ii) all Contracts to which the Company or any Company Subsidiary is a party or is otherwise bound that relate to Personal Information or protecting the security or privacy of information or IT Assets and (iii) the Company’s and the Company Subsidiaries’ internal and posted policies and notices relating to Personal Information or the privacy and the security of the Company’s and Company Subsidiary’s IT Assets and Business Data.
“Proxy Statement” means the proxy statement relating to the Company Stockholders’ Meeting, as amended or supplemented from time to time, together with all annexes, schedules or exhibits thereto (including the letter to stockholders, notice of meeting and form of proxy), as required to be filed with the SEC.
“Regulated Product” shall mean (i) any animal drug or veterinary medicinal product or component that is subject to the regulatory authority of the FDA pursuant to the Federal Food, Drug, and Cosmetic Act and subsequent amending statutes (21 U.S.C. Chapter 9), the Public Health Service Act and subsequent amending statutes (42 U.S.C. Chapter 6A), any subsequent statutes administered by the FDA and any regulations promulgated or otherwise issued by the FDA, (ii) any vaccine or other veterinary biologic that is subject to the regulatory authority of the USDA, via the Animal and Plant Health Inspection Service Center for Veterinary Biologics, pursuant to the Virus- Serum-Toxin-Act (21 U.S.C. Chapter 5), and any subsequent amending statutes and regulations promulgated thereunder and (iii) any animal drug or veterinary medicinal product or component or vaccine or other veterinary biologic that is subject to the regulatory authority of a Regulatory Authority outside of the United States, in each case of the Company or any Company Subsidiary.
“Regulatory Authority” shall mean the FDA or the USDA in the United States, the European Medicines Agency and the EU Commission in the European Union, and any health regulatory authorities in any other country or legal jurisdiction in the world that is a counterpart to the FDA or European Medicines Agency and holds responsibility for any Regulatory Authorization.
“Regulatory Authorization” shall mean any approval, product license, registration or other authorization necessary for the development, manufacture or commercialization of a Regulated Product in a regulatory jurisdiction.
“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers, and other agents, advisors and representatives of such Person and its Subsidiaries.
“Sanctioned Person” means any Person that is the target of the Laws described in clause (iv) of the definition of “Customs and International Trade Laws” hereto, including (i) any Person listed on the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) sanctions lists (including but not limited to the OFAC List of Specially Designated Nationals and Blocked Persons) or any other list of designated or blocked Persons maintained by a U.S. or non-U.S. Governmental Entity under the Laws described in clause (iv) of the definition of “Customs and International Trade Laws” hereto, (ii) any Person organized under the laws of, part of the government of, or resident in a country or territory subject to comprehensive sanctions (currently Iran, Syria, Cuba, North Korea, and the Crimea region of Ukraine) or part of the Government of Venezuela, and (iii) any Person 50% or more owned or, where relevant under the Laws described in clause (iv) of the definition of “Customs and International Trade

Laws” hereto, controlled by any such Person or Persons or acting for or on behalf of such Person or Persons, or that is otherwise the target of asset-blocking sanctions maintained by OFAC or other U.S. or non-U.S. Governmental Entity.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933.
“Security Incident” means (i) any unauthorized access, acquisition, interruption, alteration or modification, loss, theft, corruption or other unauthorized processing of Personal Information or other Business Data, (ii) inadvertent, unauthorized or unlawful sale, or rental of Personal Information or other Business Data, or (iii) any breach of the security of or other unauthorized access to or use of or other compromise to the integrity or availability of the IT Assets.
“Stock Plan” means the Company’s 2012 Equity Incentive Plan, 2016 Equity Incentive Plan, 2018 Equity Incentive Plan, and any other equity plans, agreements or arrangements of the Company or any Company Subsidiary, other than the Company ESPP.
“Subsidiary” or “Subsidiaries” means with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
“Superior Proposal” means a bona fide unsolicited Acquisition Proposal (with references in the definition thereof to 15% and 85% being deemed to be replaced with references to 50%) which the Company Board of Directors determines in good faith, after consultation with the Company’s outside legal and financial advisors, taking into account all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Person making the Acquisition Proposal (including any conditions to closing and certainty of closing, timing, any applicable break-up fees and expense reimbursement provisions and ability of such Person to consummate the Acquisition Proposal), (i) would, if consummated, be more favorable to the Company and the stockholders of the Company from a financial point of than the Merger, and (ii) would be reasonably likely to be consummated on the terms proposed without undue delay; provided that in no event shall an Acquisition Proposal be deemed to be a Superior Proposal if consummation of the transaction contemplated thereby is subject to any financing condition or otherwise requires financing that is not fully committed.
“Takeover Statutes” mean any “business combination,” “control share acquisition,” “fair price,” “moratorium” or other takeover or anti-takeover statute or similar Law.
“Tax” or “Taxes” means any and all federal, state, local or non-U.S. taxes, levies, imposts and other similar charges, including, income, franchise, windfall or other profits, gross receipts, premiums, property, unclaimed property, escheat, sales, use, net worth, capital stock, payroll, employment, social security, unemployment, wage, severance, occupation, excise, withholding, ad valorem, stamp, customs, duties, transfer, valueadded, gains, environmental, communication, mortgage, real property, personal property (tangible or intangible), registration, license, lease, goods and services, turnover, alternative or addon minimum, base erosion anti-abuse, estimated tax or other taxes of any kind whatever, whether computed on a separate or combined, unitary or consolidated basis or in any other manner, together with any interest, deficiencies, penalties, additions to tax, or additional amounts with respect thereto.
“Tax Return” means any report, return, information return, statement, claim for refund, election, estimated tax filing or declaration required to be filed with any Governmental Entity with respect to Taxes, including any schedules or amendments thereof.

“Transaction Litigation” means any claim, action, lawsuit or other proceeding (including any class action or derivative litigation) by any holder of Company Common Stock asserted or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board of Directors, any committee thereof or any of the Company’s directors or officers relating directly or indirectly to this Agreement, the Merger or any of the Transactions (including any such claim, action, lawsuit or other proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any of the Transactions constituted a breach of the fiduciary duties of any member of the Company Board of Directors or any officer of the Company).
“Willful Breach” means a deliberate act or a deliberate failure to act, that constitutes a material breach of this Agreement, in each case, that is the consequence of an act or failure to act by a party with the knowledge that the taking of such act or failure to take such act would, or would reasonably be expected to, cause or constitute a breach of this Agreement.
Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:
Agreement    Preamble
Book-Entry Shares    Section 3.1(a)
Bribery Legislation    Section 4.12(h)
Cancelled Shares    Section 3.1(b)
CARES Act    Section 4.15(n)
Certificate of Merger    Section 1.3(a)
Certificates    Section 3.1(a)
Change of Recommendation    Section 6.2(a)
Closing    Section 1.2
Closing Date    Section 1.2
Company    Preamble
Company Benefit Plans    Section 4.11(a)
Company Board of Directors    Recitals
Company Board Recommendation    Recitals
Company Capitalization Date    Section 4.2(a)
Company Common Stock    Recitals
Company Contractor    Section 4.12(b)
Company Disclosure Letter    Article IV
Company Employee    Section 4.12(b)
Company ESPP    Section 3.4(f)
Company Leased Real Property    Section 4.19(b)
Company Option    Section 3.4(b)
Company Owned Real Property    Section 4.19(a)
Company Permits    Section 4.9(b)
Company Preferred Stock    Section 4.2(a)
Company Registered IP    Section 4.17(a)
Company Restricted Stock    Section 3.4(a)
Company RSU Award    Section 3.4(c)
Company SEC Documents    Section 4.5(a)
Company Series A Preferred Stock    Section 4.2(a)
Company Shares    Recitals
Company Stockholders’ Meeting    Section 7.1(d)
Continuing Employees    Section 7.8(a)
D&O Insurance    Section 7.5(c)
DGCL    Recitals
Dissenting Shares    Section 3.3(a)
DOJ    Section 7.3(b)
Effective Time    Section 1.3(a)

Enforceability Limitations    Section 4.3(c)
Exchange Fund    Section 3.2(a)
FCPA    Section 4.12(h)
FDA    Section 4.9(a)
Final Offering Period    Section 3.4(f)
FTC    Section 7.3(b)
GAAP    Section 4.5(b)
Indemnified Parties    Section 7.5(a)
Intervening Event    Section 6.2(d)(ii)
Lease    Section 4.19(b)
Loan and Security Agreement    Section 7.14
LSA Terminations    Section 7.14
Material Contract    Section 4.20(a)
Material Licensed Company IP    Section 4.17(b)
Merger    Recitals
Merger Consideration    Section 3.1(a)
Merger Sub    Preamble
New Plans    Section 7.8(b)
Old Plans    Section 7.8(b)
Outside Date    Section 9.1(d)
Parent    Preamble
Parent Governing Documents    Section 5.3(b)
Parties    Preamble
Party    Preamble
Paying Agent    Section 3.2(a)
Payoff Letter    Section 7.14
Real Property    Section 4.19(b)
Real Property Reports    Section 6.1(a)
Requisite Company Vote    Section 4.3(a)
Safety Notices    Section 4.9(d)
Secretary of State    Section 1.3(a)
Shareholder Rights Plan    Section 4.24(b)
Specified Agreement    Section 9.1(h)
Support Agreements    Recitals
Surviving Corporation    Section 1.1
Termination Fee    Section 9.2(b)(i)
Transactions    Recitals
USDA    Section 4.9(a)
WARN Act    Section 4.12(f)

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This First Amendment (this “Amendment”) is made and entered into as of June 30, 2021, by and among Elanco Animal Health Incorporated, an Indiana corporation (“Parent”), Knight Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), and Kindred Biosciences, Inc., a Delaware corporation (the “Company” and, together with Parent and Merger Sub, the “Parties”).
WHEREAS, the Parties have entered into an Agreement and Plan of Merger, dated as of June 15, 2021 (the “Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the respective meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend the Agreement to correct a typographical error.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Amendment, the Parties agree as follows:
1. Amendment to Section 8.1(c) of the Agreement. Section 8.1(c) of the Agreement is hereby amended to remove the word “not” and therefor to read in full as follows:
“(c)    Antitrust Approval. Any waiting period (and extensions thereof) applicable to or in connection with the Transactions under the HSR Act shall have expired or been terminated.”
2. Effectiveness. This Amendment shall be effective as of the date first written above following the execution of this Amendment by the Parties. Any reference in the Agreement to “this Agreement” shall hereafter be deemed to refer to the Agreement as amended by this Amendment, and any reference in the Company Disclosure Letter to “the Agreement” shall refer to the Agreement as amended by this Amendment, except that all references in the Agreement or the Company Disclosure Letter to “the date hereof” and “the date of this Agreement” shall refer to June 15, 2021.
3. Miscellaneous Terms. The provisions of Article 10 of the Agreement shall apply mutatis mutandis to this Amendment.
4. Full Force and Effect. Except as specifically amended herein, the Parties hereby acknowledge and agree that all of the terms and provisions set forth in the Agreement remain in full force and effect in all respects.
(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above.

Elanco Animal Health Incorporated

By: /s/ Jeffrey N. Simmons
Name: Jeffrey N. Simmons
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above.

Knight Merger Sub, Inc.

By: /s/ David Pugh
Name: David Pugh
Title: President and Treasurer

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above.

Kindred Biosciences, Inc.

By: /s/ Richard Chin
Name: Richard Chin, M.D.
Title: Chief Executive Officer

ANNEX B
Section 262 of the Delaware General Corporation Law
§ 262 Appraisal rights
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX C
FORM OF SUPPORT AGREEMENT
This SUPPORT AGREEMENT (this “Agreement”), dated June 15, 2021, is by and among [ ] (“Stockholder”), Elanco Animal Health Incorporated, an Indiana corporation (“Parent”), and Knight Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”).
WHEREAS, simultaneously with the delivery and execution of this Agreement, Parent, Merger Sub and Kindred Biosciences, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), pursuant to which, among other things, Merger Sub shall merge with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement, with the Company being the surviving entity, and with the Merger being governed by the General Corporation Law of the State of Delaware (the “DGCL”); and
WHEREAS, as a condition of and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Stockholder is entering into this Agreement simultaneously with the execution and delivery of the Merger Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Certain Definitions.
For the purposes of this Agreement, capitalized terms used and not otherwise defined in this Agreement and the term “business day” shall have the respective meanings ascribed to them in the Merger Agreement or in this Section 1, as the case may be.
“Additional Owned Shares” means all outstanding Company Shares that are beneficially owned by Stockholder and that are acquired after the date hereof and prior to the termination of this Agreement.
“affiliate” has the meaning set forth in the Merger Agreement; provided that the Company shall be deemed not to be an affiliate of Stockholder.
“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Company Shares” means the issued and outstanding shares of common stock, par value $0.0001 per share, of the Company.
“Covered Shares” means the Owned Shares and any Additional Owned Shares.
“Owned Shares” means all outstanding Company Shares which are beneficially owned by Stockholder as of the date hereof, as set forth on Schedule 1.
“Transfer” means, with respect to any Covered Share, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Share or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.
2.Voting Agreement.

(a)Upon the terms and subject to the conditions of this Agreement, at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought, Stockholder shall, or shall instruct the holder of record of any Covered Shares to, (i) appear (in person or by proxy) at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all Covered Shares:
(1)in favor of (i) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger; (ii) without limitation of the preceding clause (i), the approval of any proposal to adjourn or postpone any such meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held; and (iii) each of the Transactions;
(2)against any Acquisition Proposal;
(3)against any (i) merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, share exchange, reorganization, recapitalization, dissolution, liquidation or winding up of or by, or any other extraordinary corporate transaction involving, the Company or any Company Subsidiary or (ii) sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, any capital stock of any Company Subsidiary or Intellectual Property) of the Company;
(4)against (i) any change in or to the Company Board of Directors that is not recommended or approved by the Company Board of Directors, or (ii) any change in or to the present capitalization or corporate structure of the Company or the Company Governing Documents (or any amendment thereto) that is not consented to by Parent under the Merger Agreement; and
(5)against any proposal, action or agreement that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Stockholder under this Agreement or, to the knowledge of Stockholder, of the Company under the Merger Agreement or (ii) to the knowledge of Stockholder, impede, interfere with or prevent the consummation of the Merger.
Additionally, Stockholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (1), (2), (3), (4) and (5).
(b)Irrevocable Proxy.
(i)Subject to Section 2(c) below, Stockholder hereby revokes (or agrees to cause to be revoked) any and all proxies that it has heretofore granted with respect to the Covered Shares inconsistent with the terms hereof. Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy, with full power of substitution, for and on its behalf, for and in the name, place and stead of Stockholder, to (x) vote, express consent or dissent or issue instructions to the holder of record of any Covered Shares to vote such Covered Shares in accordance with the provisions of Section 2 at any meeting of the stockholders of the Company addressing such matters, and (y) grant or withhold, or issue instructions to the holder of record of any Covered Shares to grant or withhold, in accordance with the provisions of Section 2, all written consents with respect to the Covered Shares addressing such matters.
(ii)The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Stockholder) and shall not be terminated by operation of any Law or upon the occurrence of any other event other than the termination of this Agreement in accordance with Section 7. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(b) is given in connection with, and granted in consideration of and as an inducement to Parent entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Stockholder under Section 2(a). Parent covenants and agrees with Stockholder that Parent will exercise the foregoing proxy consistent with the provisions of Section 2(a).
(c)For the avoidance of doubt, nothing in this Agreement prevents Stockholder from voting or issuing instructions, including any proxy to vote (or maintaining any such instructions or proxy), at its discretion all Covered Shares at the Company’s annual meeting of stockholders, on the matters described in the Company’s proxy statement disseminated to holders of Company Shares prior to the date hereof.
3.No Disposition or Solicitation.
(a)No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement or the Merger Agreement, Stockholder shall not:
(i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent (other than Transfers by operation of law, in which case this Agreement shall bind the transferee),
(ii) enter into any Contract with respect to any Transfer of any or all Covered Shares or any interest therein,
(iii) except pursuant to Section 2(b) or 2(c), grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 2(a),
(iv) deposit or permit the deposit of any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 2(a),
(v) create or permit to exist any Lien on any of the Covered Shares, or
(vi) take any other action that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder in any material respect or otherwise make any representation or warranty of Stockholder herein untrue or incorrect in any material respect.
Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void. Notwithstanding the foregoing, Stockholder may Transfer Covered Shares
(A) under a trading plan pursuant to Rule 10b5-1 under the Exchange Act in existence on the date of this Agreement,
(B) to effect a cashless exercise for the sole purpose of paying the exercise price of Company Options or to cover Tax withholding obligations in connection with such exercise to the extent permitted by the instruments representing such Company Options,
(C) to effect a sale of shares of Company Common Stock following an exercise of Company Options that would have otherwise expired prior to the Effective Time to cover Tax withholding obligations in connection with such exercise,
(D) if a natural person, (v) to any member of such Stockholder’s immediate family, (w) to a trust for the sole benefit of Stockholder or any member of Stockholder’s immediate family, (x) by will or under the laws of intestacy upon the death of such Stockholder, (y) to a charitable organization, or (z) to any other stockholder of the Company who has entered into an agreement with Parent substantially similar to this Agreement as a gift or otherwise; provided that any such transfer referred to in clauses (D)(v) through (y)

(other than a Transfer to a charitable organization that is effective after the record date for the Company Stockholders’ Meeting established pursuant to Section 7.1 of the Merger Agreement and provided that (i) Stockholder retains the right as record holder on such record date to vote or direct the vote at the Company Stockholders’ Meeting in accordance with this Agreement all of the Company Shares subject to such Transfer, and (ii) the transferee charitable organization agrees in writing to not Transfer any of such Company Shares and to comply with Section 4(c)) shall be permitted only if the transferee shall execute a joinder to this Agreement, in a form reasonably acceptable to Parent and Merger Sub, and deliver such executed joinder to Parent and Merger Sub as soon as practicable after such transfer, pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement, and
(E) if a natural person who is under an obligation to transfer Covered Shares to an affiliated investment fund, to effect such transfer to an affiliated investment fund, provided that such fund shall execute a joinder to this Agreement, in a form reasonably acceptable to Parent and Merger Sub, and deliver such executed joinder to Parent and Merger Sub as soon as practicable after such transfer, pursuant to which such fund shall be bound by all of the terms and provisions of this Agreement (including with respect to such Covered Shares).
(b)Non-Solicitation. Subject to Section 8, Stockholder shall, and shall cause its Representatives to, immediately cease any and all existing discussions or negotiations with any parties (or provision of any nonpublic information to any parties) conducted by or on behalf of such Persons heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal. Until the termination of this Agreement pursuant to, and in accordance with, Section 7, Stockholder shall not, and Stockholder shall not authorize or knowingly permit any of its Representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage or knowingly facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, which constitutes or could reasonably be expected to lead to an Acquisition Proposal, (ii) except to the extent the Company is permitted to do so under Section 6.2(b) of the Merger Agreement, enter into, continue or otherwise participate in discussions or any negotiations regarding, furnish to any Person any nonpublic information relating to the Company or any Company Subsidiary in connection with, or afford access to the business, personnel, properties, assets, books or records of the Company or any Company Subsidiary in connection with, an Acquisition Proposal, or (iii) resolve, propose or agree to do any of the foregoing. Without limiting the foregoing, it is agreed that any violation of the foregoing restrictions by any Representative of Stockholder shall be deemed to be a breach of this Section 3(b) by Stockholder. For purposes of this Section 3(b), the term “Person” shall not include Parent or any Parent Subsidiary or other affiliate of Parent or any of their Representatives. Notwithstanding anything to the contrary contained in this Agreement, Stockholder and its Representatives may in any event inform a Person that has made or, to the knowledge of the Company, is considering making any inquiry, indication of interest, proposal or offer relating to an Acquisition Proposal of the provisions of this Section 3(b).
4.Additional Agreements.
(a)Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder of Additional Owned Shares or other Company Shares, (i) the type and number of Covered Shares shall be adjusted appropriately and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities of the Company issued to or acquired by Stockholder.
(b)Stop Transfer. In furtherance of this Agreement, Stockholder hereby authorizes the Company (including through the Company’s transfer agent) to enter a stop transfer order with respect to all of the Covered Shares and authorizes the Company to legend the certificates or book-entry records evidencing the Covered Shares to reflect that such Covered Shares are subject to this Agreement. The parties agree that such stop transfer order and any such legend shall be removed and shall be of no further force and effect upon termination of this Agreement in accordance with Section 7.

(c)Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, the Company’s directors or any of their respective successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (B) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Merger Agreement or any of the transactions contemplated thereby, (C) with respect to SEC disclosure (or other disclosure to the holders of Company Shares) in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby or (D) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.
(d)Communications. Unless required by applicable Law, Stockholder shall not issue or cause the publication of any press release or other public announcement with respect to the Merger or this Agreement or the Merger Agreement without the prior consent of Parent. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent or any of its Affiliates of Stockholder’s identity and holding of Covered Shares, the existence of this Agreement, the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and any other information related to the subject matter of this Agreement in any public disclosure document required by applicable Law in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) Stockholder agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document if and to the extent that any such information shall have become false or misleading in any material respect, and to correct any material omissions therefrom.
(e)Spousal Consent. If Stockholder is married and any of the Covered Shares may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent and Merger Sub, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A.
5.Representations and Warranties of Stockholder.
Stockholder hereby represents and warrants to Parent and Merger Sub as set forth below.
(a)Title. Stockholder is the sole record or beneficial owner of (i) the Owned Shares and (ii) the securities of the Company convertible into or exchangeable or exercisable for Company Shares and constituting beneficial ownership of Company Shares, in each case, set forth on Schedule 1 (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the Company Shares owned of record or beneficially by Stockholder on the date hereof and Stockholder is not the beneficial owner of any Company Shares other than the Disclosed Owned Securities. Stockholder has sole voting power, power of disposition and power (other than pursuant to customary “street name” custodial arrangements) to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement and to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement. Except as permitted by this Agreement, the Covered Shares and the certificates representing such Covered Shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement or restrictions on transfer under applicable securities Laws or pursuant to customary “street name” custodial arrangements) (collectively, “Liens”).
(b)Organization. Stockholder is [a natural person and a resident of the State of [●]] / [a legal entity duly organized and validly existing and in good standing under the Laws of its state of organization].

(c)Authority. Stockholder has full legal capacity, right and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Stockholder or, if applicable, its board of directors, trustees, other governing body, are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.
(d)Validity of Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming this Agreement constitutes the legal, valid and binding agreement of Parent and Merger Sub, constitutes the legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Enforceability Limitations. If Stockholder is married, and any of the Covered Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, valid and binding, this Agreement has been duly and validly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to the Enforceability Limitations.
(e)No Conflict or Default. Except as required under any applicable Antitrust Laws and the Exchange Act, no action by or in respect of, or filing by or with, any or any other Person is necessary for the execution, delivery or performance of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof. The execution, delivery or performance of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance with the provisions hereof will (i) result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound or (ii) assuming compliance with all applicable Antitrust Laws and the Exchange Act and similar foreign Laws, violate any judgment, Law, writ, injunction or award of any Governmental Entity that is applicable to Stockholder or any of Stockholder’s properties or assets or (iii), if Stockholder is not a natural person, contravene or conflict with Stockholder’s certificate of incorporation and bylaws, trust agreement or other organizational documents, as applicable, in each case, except for any violation, breach, default, termination, modification, cancellation or acceleration described above which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.
(f)Absence of Litigation. There is no lawsuit, claim, complaint, action, formal investigation or proceeding before or by any Governmental Entity or arbitral tribunal pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to, impair or delay the ability of Stockholder to perform timely its obligations under this Agreement or consummate timely the transactions contemplated by this Agreement.
(g)Proxy. Except for this Agreement, or as contemplated by Section 2(b) and (c) hereof, none of the Stockholder’s Covered Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Covered Shares on the date hereof. Stockholder further represents that any proxies heretofore given in respect of the Covered Shares, if any, are revocable.
(h)Finders and Brokers. Stockholder has not engaged or employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any advisory, broker’s or finder’s fee or similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement.
(i)Receipt; Reliance. Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

6.Representations and Warranties of Parent and Merger Sub.
Parent and Merger Sub hereby represent and warrant to Stockholder as set forth below.
(a)Organization. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, where such concept is recognized, in good standing under the Laws of its respective jurisdiction of organization.
(b)Authority. Each of Parent and Merger Sub has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. The execution, delivery and performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings on the part of Parent are necessary to authorize the consummation of the transactions contemplated hereby and the performance of Parent’s or Merger Sub’s respective obligations under this Agreement.
(c)Validity of Agreement. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the legal, valid and binding agreement of Stockholder, constitutes the legal, valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Limitations.
(d)No Conflict or Default. The execution, delivery and performance by Parent and Merger Sub of this Agreement do not, and, except as described in Section 5.3(a) of the Merger Agreement, the consummation by Parent or Merger Sub of the transactions contemplated hereby or compliance with the provisions hereof will not (i) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any material Contract, loan, guarantee of Indebtedness or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise or right binding upon Parent or Merger Sub or result in the creation of any Lien upon any of the properties, rights or assets of Parent or Merger Sub, other than Permitted Liens, (ii) conflict with or result in any violation of any provision of the Parent Governing Documents or (iii) conflict with or violate any Laws applicable to Parent or Merger Sub or any of their respective properties or assets, other than in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
7.Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the mutual written consent of Parent and Stockholder, (b) the Effective Time, (c) the entry by the Company without the prior written consent of Stockholder into any amendment, waiver or modification of the Merger Agreement that, in a manner adverse to Stockholder, changes the form or reduces the amount of the consideration to be paid for Stockholder’s Company Shares and (d) the termination of the Merger Agreement in accordance with Section 9.1 thereof. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing in this Agreement shall relieve any party from liability for any willful and material breach of this Agreement prior to its termination and (ii) this Section 7 and Section 10 (excluding Section 10(b)) shall survive any termination of this Agreement.

8.No Limitation. Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action (or failure to act) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.
9.Miscellaneous.
(a)Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each party and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
(b)Reasonable Efforts. On the terms and subject to the conditions of this Agreement, Stockholder agrees to execute and deliver such additional documents as Parent may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable. Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares, reasonably requested by Parent with respect to Stockholder’s voting obligations under this Agreement.
(c)No Assignment. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party, except that Parent or Merger Sub may transfer or assign, in whole or in part, its rights and obligations under this Agreement to any of its Affiliates; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party or due to Parent or Merger Sub.
(d)Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Stockholder and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including Stockholder’s heirs, guardians, administrators, representatives or successors (except as contemplated in Section 3).
(e)Modification or Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective.
(f)Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), sent by a nationally recognized overnight courier service, such as United Parcel Service (notice deemed given on the next business day after deposit with such courier service), or by e-mail transmission (notice deemed give upon transmission if sent by e-mail transmission prior to 6:00 pm local time on a business day, or at 9:00 am local time on the next business day if sent by e-mail transmission after 6:00 pm local time on a business day or on a day that is not a business day) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to Stockholder:

At the address and facsimile number set forth on Schedule 1 hereto.
with a copy to (which shall not constitute notice):
Kindred Biosciences, Inc.
Address:     1555 Bayshore Highway, Suite 200
    Burlingame, California 94010
Attention:    Wendy Wee, Chief Financial Officer and Secretary

with a copy to (which shall not constitute notice):
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention:    Michael O’Bryan
Email:        MObryan@mofo.com
If to Parent or Merger Sub:
Elanco Animal Health Incorporated
Address:     2500 Innovation Way/P.O. Box 708,
        Greenfield, Indiana 46140
Attention:    Aaron Schacht, Executive Vice President (Innovation Regulatory & Business Development)
        General Counsel

with a copy to (which shall not constitute notice):
Knight Merger Sub, Inc.
c/o Elanco Animal Health Incorporated
Address:     2500 Innovation Way/P.O. Box 708,
        Greenfield, Indiana 46140
Attention:     Aaron Schacht, Executive Vice President (Innovation Regulatory & Business Development)
General Counsel

with a copy to (which shall not constitute notice):
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Attention:    Catherine Dargan
    Michael Riella
Email: cdargan@cov.com
mriella@cov.com

(g)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(h)Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties further agree that (i) by seeking the remedies provided for in this Section 10(h), a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10(h) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10(h) shall require any party to institute any action or proceeding for (or limit any party’s right to institute any action or proceeding for) specific performance under this Section 10(h) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination).
(i)No Waiver. No failure or delay by any party in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.
(j)Governing Law. This Agreement shall be governed by, and construed in accordance with, and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Law of the State of Delaware regardless of the Law that might otherwise govern under applicable principles of conflicts of laws thereof.
(k)Jurisdiction. The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, and each of the parties irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) (the “Delaware Courts”) in any such suit, action or proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10(f) shall be deemed effective service of process on such party.
(l)Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
(m)Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “dollars” or “$” are to United States of America dollars. References (i) to any Law shall be deemed to refer to such Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder, (ii) to any Person include the successors and permitted assigns of that Person, (iii) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, and (iv) to the “date hereof” means the date of this Agreement. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
(n)Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by email (in .pdf or .tiff format) shall be sufficient to bind the parties to the terms and conditions of this Agreement.
(o)Expenses. Except as otherwise expressly provided in this Agreement, all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.
(p)No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided in this Agreement.
(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Parent, Merger Sub and Stockholder have caused this Agreement to be signed and delivered as of the date first written above.

Elanco Animal Health Incorporated
By:
Name:
Title:

Knight Merger Sub, Inc.
By:
Name:
Title:

STOCKHOLDER
By:
Name:

SCHEDULE 1
DISCLOSED OWNED SECURITIES AND NOTICE ADDRESS

Name and Contact Information for Stockholder	Number of Company Shares Beneficially Owned	Additional Disclosed Owned Securities
[ ] [ ] Attention: [ ] Email: [ ]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Support Agreement, (the “Support Agreement”), dated June 15, 2021, by and among [ ] (“Stockholder”), Elanco Animal Health Incorporated, an Indiana corporation (“Parent”), and Knight Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), I, the undersigned, spouse of [ ], have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement. I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Shares (as defined in the Support Agreement) of the Company held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement.

______________________________
(Signature)

Name: ________________________
(Please Print)

Dated: , 2021

ANNEX D

745 Seventh Avenue
New York, NY 10019
United States

June 15, 2021
Board of Directors
Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010

Members of the Board of Directors:
We understand that Kindred Biosciences, Inc., a Delaware corporation (the “Company”), intends to enter into a transaction (the “Proposed Transaction”) with Elanco Animal Health Incorporated, an Indiana corporation (“Parent”), and Knight Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which (i) Merger Sub shall merge with and into the Company (the “Merger”), with the Company being the surviving entity, and (ii) each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares of Company Common Stock held by the Company (or by any wholly owned subsidiary thereof) as treasury stock or held by Parent or Merger Sub (or by any wholly owned subsidiary of Parent) or any Dissenting Shares (as defined in the Agreement)) shall be cancelled and automatically converted into the right to receive $9.25 in cash, without interest (the “Merger Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, to be dated as of June 15, 2021, among Parent, Merger Sub and the Company (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.
We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders (other than Parent and its affiliates) of the Merger Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration to be offered to the stockholders of the Company in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.
In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of June 15, 2021, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company and certain adjustments to such projections prepared at the direction of the Company (the “Adjusted Projections”); (4) a trading history of the Company’s common stock from June 16, 2020 to June 15, 2021; (5) published estimates of independent research analysts with respect to the future financial performance and price targets of the Company and (6) the results of our solicitation of indications of interest from third parties with respect to a sale of the Company. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Adjusted Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.
We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.
Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Merger Consideration to be offered to the stockholders of the Company (other than Parent and its affiliates) in the Proposed Transaction is fair to such stockholders.
We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive fees for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our reasonable expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Company and Parent in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, we have performed the following investment banking and financial services: (a) for the Company, in January 2019, acted as lead-left bookrunner for the Company’s offering of approximately $40,000,000 in common stock and (b) for Parent, (i) in January 2020, acted as co-manager for Parent’s offerings of tangible equity units and common stock, (ii) we are currently a lender to Parent, and (iii) in addition, we have been a counterparty to Parent in various risk management transactions.
Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Parent for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,

/s/ Barclays
BARCLAYS CAPITAL INC.

KindredBio
Best Medicines for Our Best Friends

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D57395-TBD

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KINDRED BIOSCIENCES, INC.

PRELIMINARY AND SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR items 1, 2 and 3:

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the special meeting and any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D57396-TBD

PRELIMINARY AND SUBJECT TO COMPLETION

KINDRED BIOSCIENCES, INC.
Special Meeting of Stockholders
[TBD], 2021 at [TBD] PDT
This proxy is solicited by the Board of Directors of Kindred Biosciences, Inc.

The undersigned stockholder(s) of Kindred Biosciences, Inc. hereby appoint(s) Richard Chin, M.D., as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Kindred Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] PDT on [TBD], 2021, at the San Francisco Airport Marriott Waterfront Hotel, 1800 Old Bayshore Highway, Meeting Room: Bayside 1, Burlingame, California 94010 and any adjournment or postponement of the special meeting. Such proxy is authorized to vote in his discretion (1) to consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the "merger agreement"), dated June 15, 2021, by and among Kindred Biosciences, Inc. ("KindredBio"), Elanco Animal Health Incorporated ("Elanco") and Knight Merger Sub, Inc. ("Merger Sub"); (2) to consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable by KindredBio to its named executive officers that is based on or otherwise relates to the merger of Merger Sub, a wholly owned subsidiary of Elanco, with and into KindredBio pursuant to the merger agreement; and (3) to consider and vote on any proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side